Filed pursuant to Rule 497(c)
under the Securities Act of 1933,
as amended Securities Act
File No. 333-141120

gotham absolute return fund

Institutional Class Shares
GARIX

gotham enhanced return fund

Institutional Class Shares
GENIX

gotham neutral fund

Institutional Class Shares
GONIX

gotham index plus fund

Institutional Class Shares GINDX	Investor Class Shares GNNDX

gotham large value fund

Institutional Class Shares
GVALX

gotham enhanced S&P 500 index fund

Institutional Class Shares
GSPFX

gotham hedged core fund

Institutional Class Shares
GCHDX

GOTHAM DEFENSIVE LONG 500 FUND

Institutional Class Shares

GDLFX

GOTHAM TOTAL RETURN FUND

Institutional Class Shares
GTRFX

GOTHAM ENHANCED 500 PLUS FUND

Institutional Class Shares
GEFPX

series of

FundVantage Trust

PROSPECTUS

February 1, 2024

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

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FUND SUMMARIES

GOTHAM ABSOLUTE RETURN FUND

Investment Objective

The Gotham Absolute Return Fund (the “Fund”) seeks long-term capital appreciation and to achieve positive returns during most annual periods in an efficient, risk-adjusted manner.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment):
Institutional Class
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):[1]
Management Fees[1]	1.50%
Distribution and/or Service (Rule 12b-1) Fees	None
Other Expenses[2]	0.23%
Total Annual Fund Operating Expenses[1,3]	1.73%
Fee Waivers and/or Expense Reimbursements[3]	(0.23)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,3]	1.50%

[1]	Effective February 1, 2021, (a) the investment advisory agreement between FundVantage Trust (the “Trust”), on behalf of the Fund, and Gotham Asset Management, LLC (“Gotham” or the “Adviser”) was amended to reduce the Fund’s annual investment advisory fee by the dollar amount of “total annual fund operating expenses after fee waivers” attributable to any Fund assets invested in other investment companies advised or sub-advised by Gotham (each an “underlying fund” and collectively, the “underlying funds”), and (b) the Fund’s expense limitation agreement was revised to limit the Fund’s “Other Expenses” to 0.00% (see footnote 3 below). With respect to item (a) above, the amount of reduction shall be calculated based on the Fund’s average daily assets invested in an underlying fund and the “total annual fund operating expenses after fee waivers” disclosed in an underlying fund’s “Annual Fund Operating Expenses” table in the summary section of an underlying fund’s currently effective Prospectus. The effect of the reduction is intended to provide that Gotham’s aggregate direct and indirect compensation from the Fund and any underlying fund, respectively, does not exceed the 1.50% annual investment advisory fee paid by the Fund prior to February 1, 2021.
[2]	“Other Expenses” does not include direct or indirect costs associated with the swap(s) used by the Fund to obtain its long and short exposure. Costs associated with swaps include any fees paid to the swap counterparty and the costs associated with the underlying reference assets including dividend and interest expenses on securities sold short. Such costs have the effect of reducing the return of the swap(s). The Fund’s performance is net of all such embedded swap fees and expenses.
[3]	Gotham has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s “Other Expenses” (exclusive of taxes, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 0.00% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2026, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund’s Institutional Class shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$153	$523	$917	$2,022

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). In addition, the Fund may invest a significant portion of its assets in one or more underlying funds on which the Fund does not pay transaction costs, such as commissions, when it buys and sells shares of such underlying funds; however such underlying funds do pay transaction costs when they trade their portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 250% of the average value of its portfolio.

Summary of Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances in long and short positions of equity and equity-related securities, primarily companies traded on U.S. markets. The Fund generally takes long positions in securities that the Adviser believes to be undervalued and short positions in securities that the Adviser believes to be overvalued, based on the Adviser’s analysis of the issuer’s financial reports and market valuation. The Fund generally holds several hundred long positions and a similar number of short positions.

The Adviser seeks to capitalize on pricing inefficiencies in the market by employing a systematic, bottom-up, valuation approach based on the Adviser’s proprietary analytical framework to identify companies that appear to be undervalued or overvalued on both an absolute and relative basis. This approach consists of:

●	Researching and analyzing each company in the Adviser’s coverage universe according to a methodology that emphasizes fundamentals such as recurring earnings, cash flows, capital efficiency, capital structure, and valuation;

●	Identifying and excluding companies that do not conform to the Adviser’s valuation methodology or companies judged by the Adviser to have questionable financial reporting;

●	Updating the analysis for earning releases, annual (Form 10-K) and quarterly (Form 10-Q) reports and other corporate filings; and

●	Recording analysis in a centralized database enabling the Adviser to compare companies and identify longs and shorts based on the Adviser’s assessment of value.

Generally, the long portfolio is weighted most heavily towards those stocks that are priced at the largest discount to the Adviser’s assessment of value. Similarly, the short portfolio is generally weighted most heavily towards those short positions selling at the largest premium to the Adviser’s measures of value. The portfolio is also subject to the Adviser’s risk controls, which include liquidity and diversification considerations. The Fund is rebalanced (generally daily) to maintain exposure levels, manage risk and reposition the portfolio to reflect changes resulting from earnings releases and other new information related to particular companies.

The Fund may invest some or all of the long portion of the portfolio in one or more exchange-traded funds (“ETFs”) or mutual funds that invest in U.S. securities. Such ETFs and mutual funds may include ETFs or mutual funds advised or sub-advised by the Adviser (each an “underlying fund” and collectively, the “underlying funds”).

The Adviser seeks to maintain the Fund’s net exposure, which is the value of the Fund’s long positions minus its short positions, below 70%, but plans to maintain a positive net exposure in most market environments. The Adviser expects that the Fund’s gross exposure, which is the value of the Fund’s long positions plus its short positions, will generally be below 190% under normal circumstances. The Fund invests in companies of any size.

The Fund currently obtains its long exposure through direct investments in securities and through one or more swaps and its short exposure through one or more swaps. The Fund may also lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Fund’s Board of Trustees. Loans of portfolio securities will be collateralized by liquid securities and cash. The Fund may invest cash collateral received in securities consistent with its principal investment strategy. Because the Fund generally rebalances its long and short positions daily, the Fund will experience a high portfolio turnover rate.

Summary of Principal Risks

The Fund is subject to the principal risks summarized below. The order of the below risk factors does not indicate the significance of any particular risk factor and the relative significance of each risk below may change over time. These risks could adversely affect the Fund’s net asset value (“NAV”), yield and total return. It is possible to lose money by investing in the Fund.

●	Equity Risk: The Fund invests primarily in equity and equity-related securities. Equity and equity-related securities are subject to greater fluctuations in market value than certain other asset classes. Factors that could impact the market value include a company’s business performance, investor perceptions, stock market trends and general economic conditions. The rights of equity holders are subordinate to all other claims on a company’s assets, including debt holders. Equity ownership risks the loss of all or a substantial portion of the investment.

●	Market Risk: The values of, and/or the income generated by, securities held by the Fund may decline due to factors that are specifically related to a particular company, as well as general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, or adverse investor sentiment generally. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Geopolitical events, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are global economic powers, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as environmental and natural disasters, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy.

●	Value Style Risk: The Adviser buys securities, on behalf of the Fund, that it believes are undervalued. Investing in “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudges those values. In addition, value stocks may fall out of favor with investors and underperform other stocks (such as growth stocks) during given periods. Conversely, the Fund shorts securities the Adviser believes are overvalued. This presents the risk that a stock’s value may not decrease to what the Adviser believes is its true market value because the market fails to recognize what the Adviser considers to be the company’s value, because the Adviser misjudges that value or because the Adviser is required to purchase the security before its investment thesis could be realized.

●	Derivatives Risk: The Fund obtains portfolio exposure through the use of swap(s) referenced to a basket of long and/or short equity security positions selected by the Adviser. In general, a derivative contract such as a swap typically involves leverage (i.e., it provides exposure to potential gain or loss from a change in the market price of a security or group of securities in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract). Swap agreements can be highly volatile, illiquid and difficult to value, and changes in the value of such instruments held by the Fund may not correlate with the underlying instrument or reference assets, or the Fund’s other investments. Although the value of swap agreements depends largely upon price movements in the underlying instrument or reference asset, there are additional risks associated with swap agreements that are possibly greater than the risks associated with investing directly in the underlying instruments or reference assets, including illiquidity risk, leveraging risk and counterparty credit risk. Any swap will be based on a notional amount agreed upon by the Adviser and a counterparty. The Adviser will retain the ability to adjust the notional exposure of the swap(s) at its discretion, as well as the composition of the reference basket. Generally, the fees and expenses of a swap are based on the notional value of the swap. The value of the swap typically includes a deduction for fees of the counterparty as well as costs typically associated with short sales of securities, such as dividend and interest expenses. As a result, the Fund’s return from such instrument will be net of such costs and expenses and any will reduce the Fund’s return on the swap. A small position in swap agreements could have a potentially large impact on the Fund’s performance. Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in swap agreements or any other derivative.

●	Counterparty Risk: Swaps and certain other derivative contracts entered into by the Fund involve exposure to counterparty credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

●	Short Sale Risk: Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited. Government actions also may affect the Fund’s ability to engage in short selling. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These types of short sales expenses (sometimes referred to as the “negative cost of carry”) negatively impact the performance of the Fund since these expenses tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell long positions earlier than it had expected.

●	Leverage: The Fund utilizes leverage in its investment program. The use of leverage allows the Fund to make additional investments, thereby increasing its exposure to assets, such that its total assets may be greater than its capital. However, leverage also magnifies the volatility of changes in the value of the Fund’s portfolio. The effect of the use of leverage by the Fund in a market that moves adversely to its investments could result in substantial losses to the Fund, which would be greater than if the Fund were not leveraged.

●	Liquidity Risk: The Fund is subject to liquidity risk primarily due to its investments in derivatives. Investments in less liquid or illiquid securities or derivative instruments involve the risk that the Fund may be unable to sell the security or derivative instrument or sell it at a reasonable price.

●	Database Errors: The investment strategy used by the Adviser relies on proprietary databases and third-party data sources. Data entries made by the Adviser’s team of financial analysts or third parties may contain errors, as may the database system used to store such data. Any errors in the underlying data sources, data entry or database may result in the Fund acquiring or selling investments based on incorrect information. When data proves to be incorrect, misleading, flawed or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on such data the Adviser may be induced to buy or sell certain investments it would not have if the data was correct. As a result, the Fund could incur losses or miss out on gains on such investments before the errors are identified and corrected.

●	Systems Risk: The Fund depends on the Adviser to develop and implement appropriate systems for its activities. The Adviser relies extensively on computer programs and systems to implement and monitor the Fund’s investment strategy. The development, implementation and maintenance of these systems is complex and involves substantial research and modeling (which is then generally translated into computer code and manual and automated processes) and the retrieval, filtering, processing, translation and analysis of large amounts of financial and other corporate data. As a result, there is a risk of human or technological errors affecting the portfolio construction process and order origination, including errors in programming (e.g., “bugs” and classic coding errors), modeling, design, translational errors and compatibility issues with data sets and among systems. Similarly, with regard to trading and other systems or equipment that the Adviser utilizes, any or all of the following events may occur: (i) failures or interruptions in access to or the operations of such systems or equipment; (ii) loss of functionality; (iii) corruption; (iv) compromises in security; (v) loss of power; and (vi) other situations that adversely affect such systems or equipment. There can be no guarantee that such defects or issues will be identified in time to avoid a material adverse effect on the Fund. For example, such failures could cause the Adviser to be induced to buy or sell certain investments it would not have if the failure had not occurred.

●	Small and Mid-Cap Securities Risk: The Fund invests in large, mid and small cap companies. Investments in small and mid-cap companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes, and as a result, may be less liquid than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short-term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

●	High Portfolio Turnover Risk: The Fund may sell its securities, regardless of the length of time that they have been held, if the Adviser determines that it would be in the Fund’s best interest to do so. The Fund frequently adjusts the size of its long and short positions. These transactions increase the Fund’s “portfolio turnover” and the Fund will experience a high portfolio turnover rate (over 100%). High turnover rates generally result in higher brokerage costs, may have adverse tax consequences and therefore may reduce the Fund’s returns. Frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.

●	OTC Trading Risk: Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. Such derivative instruments are often highly customized. In addition, while the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and lacks transparency with respect to the terms of OTC transactions. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

●	Underlying Fund Risk: The ability of the Fund to meet its investment objective is directly related to the ability of an underlying fund to meet its objective as well as the Fund’s allocation to the underlying fund. The value of an underlying fund’s investments, and the NAVs of the shares of both the Fund and an underlying fund, will fluctuate in response to various market and economic factors related to the equity markets, as well as the financial condition and prospects of issuers in which an underlying fund invests. There can be no assurance that the underlying fund will achieve its investment objective. The Fund is subject to the risks of an underlying fund to the extent of the Fund’s allocation of its assets to an underlying fund.

●	ETF Risk: An investment in an exchange-traded fund is an investment in another investment company and therefore, the Fund’s shareholders will indirectly bear its proportionate share of any fees and expenses of the ETFs in which the Fund invests other than the underlying funds. This is in addition to the Fund’s own fees and expenses. As a result, the cost of investing may be higher than the cost of investing directly in ETFs (other than the underlying funds) and may be higher than mutual funds that invest directly in stocks and bonds. ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below net asset value; (ii) there may be an inactive trading market for an ETF; (iii) trading of an ETF’s shares may be halted, delisted, or suspended on the listing exchange; and (iv) the ETF may fail to achieve close correlation with the index that it tracks.

Performance Information

The bar chart and performance table shown below provide some indication of the risks of investing in the Fund by showing the Fund’s performance for the past ten calendar years and by showing how the Fund’s average annual returns for one year, five years, ten years and since inception periods compared with those of the S&P 500® Total Return Index and the HFRX Equity Hedge Index, each a broad measure of market performance. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.GothamFunds.com or by calling the Fund toll-free at (877) 974-6852.

During the periods shown in the chart:

Best Quarter	Worst Quarter
10.34%	(16.83)%
(December 31, 2021)	(March 31, 2020)

Gotham Absolute Return Fund Class I Shares Average Annual Total Returns for the periods ended December 31, 2023	1 Year	5 Years	10 Years	Since Inception (August 31, 2012)
Class I Shares Return Before Taxes	17.74%	8.21%	5.10%	7.36%
Return After Taxes on Distributions[1]	16.15%	7.92%	4.87%	6.96%
Return After Taxes on Distributions and Sale of Shares[1]	11.59%	6.47%	4.03%	5.88%
HFRX Equity Hedge Index (reflects no deduction for fees, expenses or taxes)[2]	6.90%	6.09%	2.87%	3.69%
S&P 500® Total Return Index (reflects no deductions for fees, expenses or taxes)[3]	26.29%	15.69%	12.03%	13.53%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
[2]	The HFRX Equity Hedge Index is engineered to achieve representative performance of a larger universe of funds employing Equity Hedge Strategies. Equity Hedge Strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed,holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially invested in equities, both long and short.

[3]	The S&P 500® Total Return Index is a widely recognized unmanaged index of 500 common stocks, which are generally representative of the U.S. stock market as a whole. The returns provided for the S&P 500® Total Return Index include the reinvestment of dividends.

Management of the Fund

Investment Adviser

Gotham Asset Management, LLC serves as the Fund’s investment adviser.

Portfolio Managers

●	Joel Greenblatt is a Managing Principal and Co-Chief Investment Officer of Gotham and has been a Portfolio Manager to the Fund since its inception in 2012.

●	Robert Goldstein is a Managing Principal and Co-Chief Investment Officer of Gotham and has been a Portfolio Manager to the Fund since its inception in 2012.

Purchase and Sale of Fund Shares

Shares of the Fund may be purchased and sold (redeemed) on any business day when the New York Stock Exchange (the “Exchange”) is open for regular trading. Such purchases and redemptions can be made through a broker-dealer or other financial intermediary or directly with the Fund by sending a completed application to the addresses below. Applications and more information can be found at www.GothamFunds.com.

Regular Mail: Gotham Funds FundVantage Trust c/o BNY Mellon Investment Servicing P.O. Box 534445 Pittsburgh, PA 15253-4445	Overnight Mail: Gotham Funds FundVantage Trust c/o BNY Mellon Investment Servicing Attention: 534445 500 Ross Street,154-0520 Pittsburgh, PA 15262 (877) 974-6852

Purchase by Wire for Accounts Held Directly with the Fund

Please contact Fund shareholder services (“Shareholder Services”) toll-free at (877) 974-6852 for current wire instructions.

Minimum Investment Requirements

The minimum initial investment for shares is $100,000 and the minimum for each subsequent investment is $250.

Redemption by Telephone for Accounts Held Directly with the Fund

Call Shareholder Services toll-free at (877) 974-6852.

Redemption Online for Accounts Held Directly with the Fund

Redemptions can be made through our website at www.GothamFunds.com.

Purchases and Redemptions for Accounts Held through a Financial Intermediary

Contact your financial intermediary.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Such distributions are not currently taxable when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. However, subsequent withdrawals from any tax-deferred account in which the shares are held may be subject to federal income tax. All prospective investors and shareholders are urged and advised to consult their own tax adviser regarding the effects of an investment in a Fund on their particular tax situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. In addition, if you purchase the Fund through a broker-dealer, you may be required to pay a commission to your broker depending on your arrangements with them. Ask your salesperson or visit your financial intermediary’s website for more information or visit www.GothamFunds.com.

GOTHAM ENHANCED RETURN FUND

Investment Objective

The Gotham Enhanced Return Fund (the “Fund”) seeks long-term capital appreciation.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment):
Institutional Class
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):[1]
Management Fees[1]	1.31%
Distribution and/or Service (Rule 12b-1) Fees	None
Acquired Fund Fees and Expenses (“AFFE”)	0.19%
Other Expenses[2]	0.27%
Total Annual Fund Operating Expenses[1,3,4]	1.78%
Fee Waivers and/or Expense Reimbursements[4]	(0.28)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,3,4]	1.50%

[1]	Effective February 1, 2021, (a) the investment advisory agreement between FundVantage Trust (the “Trust”), on behalf of the Fund, and Gotham Asset Management, LLC (“Gotham” or the “Adviser”) was amended to reduce the Fund’s annual investment advisory fee by the dollar amount of “total annual fund operating expenses after fee waivers” attributable to any Fund assets invested in other investment companies advised or sub-advised by Gotham (each an “underlying fund” and collectively, the “underlying funds”), and (b) the Fund’s expense limitation agreement was revised to limit the Fund’s “Other Expenses” to 0.00% (see footnote 3 below). With respect to item (a) above, the amount of reduction shall be calculated based on the Fund’s average daily assets invested in an underlying fund and the “total annual fund operating expenses after fee waivers” disclosed in an underlying fund’s “Annual Fund Operating Expenses” table in the summary section of an underlying fund’s currently effective Prospectus. The effect of the reduction is intended to provide that Gotham’s aggregate direct and indirect compensation from the Fund and any underlying fund, respectively, does not exceed the 1.50% annual investment advisory fee paid by the Fund prior to February 1, 2021.
[2]	“Other Expenses” does not include direct or indirect costs associated with the swap(s) used by the Fund to obtain its long and short exposure. Costs associated with swaps include any fees paid to the swap counterparty and the costs associated with the underlying reference assets including dividend and interest expenses on securities sold short. Such costs have the effect of reducing the return of the swap(s). The Fund’s performance is net of all such embedded swap fees and expenses.
[3]	“Total Annual Fund Operating Expenses” will not correlate to the ratio of expenses to average net assets that will be disclosed in the Fund’s annual and semi-annual reports to shareholders in the financial highlights table, which reflects the operating expenses of the Fund and does not include “Acquired Fund Fees and Expenses.”
[4]	Gotham has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s “Other Expenses” (exclusive of taxes, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 0.00% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2026, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund’s Institutional Class shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$153	$533	$938	$2,072

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). In addition, the Fund may invest a significant portion of its assets in one or more underlying funds on which the Fund does not pay transaction costs, such as commissions, when it buys and sells shares of such underlying funds; however such underlying funds do pay transaction costs when they trade their portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 222% of the average value of its portfolio.

Summary of Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances in long and short positions of equity and equity-related securities, primarily companies traded on U.S. markets. The Fund seeks a total return greater than that of the S&P 500® Index (the “Index”) over a full market cycle, which is a period that includes both a bull (rising) market and a bear (falling) market cycle. The Fund generally takes long positions in securities that the Adviser believes to be undervalued and short positions in securities that the Adviser believes to be overvalued, based on the Adviser’s analysis of the issuer’s financial reports and market valuation. It is anticipated that the Fund will hold several hundred long positions and a similar number of short positions.

The Adviser seeks to capitalize on pricing inefficiencies in the market by employing a systematic, bottom-up, valuation approach based on the Adviser’s proprietary analytical framework to identify companies that appear to be undervalued or overvalued on both an absolute and relative basis. This approach consists of:

●	Researching and analyzing each company in the Adviser’s coverage universe according to a methodology that emphasizes fundamentals such as recurring earnings, cash flows, capital efficiency, capital structure, and valuation;

●	Identifying and excluding companies that do not conform to the Adviser’s valuation methodology or companies judged by the Adviser to have questionable financial reporting;

●	Updating the analysis for earning releases, annual (Form 10-K) and quarterly (Form 10-Q) reports and other corporate filings; and

●	Recording analysis in a centralized database enabling the Adviser to compare companies and identify longs and shorts based on the Adviser’s assessment of value.

Generally, the long portfolio is weighted most heavily towards those stocks that are priced at the largest discount to the Adviser’s assessment of value. Similarly, the short portfolio is generally weighted most heavily towards those short positions selling at the largest premium to the Adviser’s measures of value. The portfolio is also subject to the Adviser’s risk controls, which include liquidity and diversification considerations. The Fund is rebalanced (generally daily) to maintain exposure levels, manage risk and reposition the portfolio to reflect earnings releases and other new information related to particular companies.

The Fund invests some or all of the long portion of the portfolio and may invest some or all of the short position of the portfolio, in one or more exchange-traded funds (“ETFs”) or mutual funds that invest (long and/or short) in U.S. securities. Such ETFs and mutual funds may include ETFs or mutual funds advised or sub-advised by the Adviser (each an “underlying fund” and collectively, the “underlying funds”).

The Adviser seeks to maintain the Fund’s net exposure, which is the value of the Fund’s long positions minus its short positions, in the range of approximately 70 – 100% during normal market conditions. The Adviser expects that the Fund’s gross exposure, which is the value of the Fund’s long positions plus its short positions, generally will not exceed 250% under normal circumstances. The Fund invests in companies of any size.

The Fund currently obtains its long exposure through direct investment in securities, investments in other ETFs and mutual funds and through one or more swaps and its short exposure through one or more swaps. The Fund may obtain some or all of its short exposure through investments in other ETFs and mutual funds. The Fund may also lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Fund’s Board of Trustees. Loans of portfolio securities will be collateralized by liquid securities and cash. The Fund may invest cash collateral received in securities consistent with its principal investment strategy. Because the Fund generally rebalances its long and short positions daily, the Fund will experience a high portfolio turnover rate.

Summary of Principal Risks

The Fund is subject to the principal risks summarized below. The order of the below risk factors does not indicate the significance of any particular risk factor and the relative significance of each risk below may change over time. These risks could adversely affect the Fund’s net asset value (“NAV”), yield and total return. It is possible to lose money by investing in the Fund.

●	Equity Risk: The Fund invests primarily in equity and equity-related securities. Equity and equity-related securities are subject to greater fluctuations in market value than certain other asset classes. Factors that could impact the market value include a company’s business performance, investor perceptions, stock market trends and general economic conditions. The rights of equity holders are subordinate to all other claims on a company’s assets, including debt holders. Equity ownership risks the loss of all or a substantial portion of the investment.

●	Market Risk: The values of, and/or the income generated by, securities held by the Fund may decline due to factors that are specifically related to a particular company, as well as general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, or adverse investor sentiment generally. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Geopolitical events, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are global economic powers, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as environmental and natural disasters, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy.

●	Value Style Risk: The Adviser buys securities, on behalf of the Fund, that it believes are undervalued. Investing in “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudges those values. In addition, value stocks may fall out of favor with investors and underperform other stocks (such as growth stocks) during given periods. Conversely, the Fund shorts securities the Adviser believes are overvalued. This presents the risk that a stock’s value may not decrease to what the Adviser believes is its true market value because the market fails to recognize what the Adviser considers to be the company’s value, because the Adviser misjudges that value or because the Adviser is required to purchase the security before its investment thesis could be realized.

●	Underlying Fund Risk: The ability of the Fund to meet its investment objective is directly related to the ability of an underlying fund to meet its objective as well as the Fund’s allocation to the underlying fund. The value of an underlying fund’s investments, and the NAVs of the shares of both the Fund and an underlying fund, will fluctuate in response to various market and economic factors related to the equity markets, as well as the financial condition and prospects of issuers in which an underlying fund invests. There can be no assurance that the underlying fund will achieve its investment objective. The Fund is subject to the risks of an underlying fund to the extent of the Fund’s allocation of its assets to an underlying fund.

●	Derivatives Risk: The Fund obtains portfolio exposure through the use of swap(s) referenced to a basket of long and/or short equity security positions selected by the Adviser. In general, a derivative contract such as a swap typically involves leverage (i.e., it provides exposure to potential gain or loss from a change in the market price of a security or group of securities in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract). Swap agreements can be highly volatile, illiquid and difficult to value, and changes in the value of such instruments held by the Fund may not correlate with the underlying instrument or reference assets, or the Fund’s other investments. Although the value of swap agreements depends largely upon price movements in the underlying instrument or reference asset, there are additional risks associated with swap agreements that are possibly greater than the risks associated with investing directly in the underlying instruments or reference assets, including illiquidity risk, leveraging risk and counterparty credit risk. Any swap will be based on a notional amount agreed upon by the Adviser and a counterparty. The Adviser will retain the ability to adjust the notional exposure of the swap(s) at its discretion, as well as the composition of the reference basket. Generally, the fees and expenses of a swap are based on the notional value of the swap. The value of the swap typically includes a deduction for fees of the counterparty as well as costs typically associated with short sales of securities, such as dividend and interest expenses. As a result, the Fund’s return from such instrument will be net of such costs and expenses and any will reduce the Fund’s return on the swap. A small position in swap agreements could have a potentially large impact on the Fund’s performance. Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in swap agreements or any other derivative.

●	Counterparty Risk: Swaps and certain other derivative contracts entered into by the Fund involve exposure to counterparty credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

●	Short Sale Risk: Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited. Government actions also may affect the Fund’s ability to engage in short selling. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These types of short sales expenses (sometimes referred to as the “negative cost of carry”) negatively impact the performance of the Fund since these expenses tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell long positions earlier than it had expected.

●	Leverage: The Fund utilizes leverage in its investment program. The use of leverage allows the Fund to make additional investments, thereby increasing its exposure to assets, such that its total assets may be greater than its capital. However, leverage also magnifies the volatility of changes in the value of the Fund’s portfolio. The effect of the use of leverage by the Fund in a market that moves adversely to its investments could result in substantial losses to the Fund, which would be greater than if the Fund were not leveraged.

●	Liquidity Risk: The Fund is subject to liquidity risk primarily due to its investments in derivatives. Investments in less liquid or illiquid securities or derivative instruments involve the risk that the Fund may be unable to sell the security or derivative instrument or sell it at a reasonable price.

●	Database Errors: The investment strategy used by the Adviser relies on proprietary databases and third-party data sources. Data entries made by the Adviser’s team of financial analysts or third parties may contain errors, as may the database system used to store such data. Any errors in the underlying data sources, data entry or database may result in the Fund acquiring or selling investments based on incorrect information. When data proves to be incorrect, misleading, flawed or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on such data the Adviser may be induced to buy or sell certain investments it would not have if the data was correct. As a result, the Fund could incur losses or miss out on gains on such investments before the errors are identified and corrected.

●	Systems Risk: The Fund depends on the Adviser to develop and implement appropriate systems for its activities. The Adviser relies extensively on computer programs and systems to implement and monitor the Fund’s investment strategy. The development, implementation and maintenance of these systems is complex and involves substantial research and modeling (which is then generally translated into computer code and manual and automated processes) and the retrieval, filtering, processing, translation and analysis of large amounts of financial and other corporate data. As a result, there is a risk of human or technological errors affecting the portfolio construction process and order origination, including errors in programming (e.g., “bugs” and classic coding errors), modeling, design, translational errors and compatibility issues with data sets and among systems. Similarly, with regard to trading and other systems or equipment that the Adviser utilizes, any or all of the following events may occur: (i) failures or interruptions in access to or the operations of such systems or equipment; (ii) loss of functionality; (iii) corruption; (iv) compromises in security; (v) loss of power; and (vi) other situations that adversely affect such systems or equipment. There can be no guarantee that such defects or issues will be identified in time to avoid a material adverse effect on the Fund. For example, such failures could cause the Adviser to be induced to buy or sell certain investments it would not have if the failure had not occurred.

●	Small and Mid-Cap Securities Risk: The Fund invests in large, mid and small cap companies. Investments in small and mid-cap companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes, and as a result, may be less liquid than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short-term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

●	High Portfolio Turnover Risk: The Fund may sell its securities, regardless of the length of time that they have been held, if the Adviser determines that it would be in the Fund’s best interest to do so. The Fund frequently adjusts the size of its long and short positions. These transactions increase the Fund’s “portfolio turnover” and the Fund will experience a high portfolio turnover rate (over 100%). High turnover rates generally result in higher brokerage costs, may have adverse tax consequences and therefore may reduce the Fund’s returns. Frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.

●	OTC Trading Risk: Certain of the derivatives in which the Fund invests, including swap agreements, may be traded (and privately negotiated) in the OTC market. Such derivative instruments are often highly customized. In addition, while the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and lacks transparency with respect to the terms of OTC transactions. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

●	ETF Risk: An investment in an exchange-traded fund is an investment in another investment company and therefore, the Fund’s shareholders will indirectly bear its proportionate share of any fees and expenses of the ETFs in which the Fund invests other than the underlying funds. This is in addition to the Fund’s own fees and expenses. As a result, the cost of investing may be higher than the cost of investing directly in ETFs (other than the underlying funds) and may be higher than mutual funds that invest directly in stocks and bonds. ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below net asset value; (ii) there may be an inactive trading market for an ETF; (iii) trading of an ETF’s shares may be halted, delisted, or suspended on the listing exchange; and (iv) the ETF may fail to achieve close correlation with the index that it tracks.

Performance Information

The bar chart and performance table shown below provide some indication of the risks of investing in the Fund by showing the Fund’s performance for the past ten calendar years and by showing how the Fund’s average annual returns for one year, five years, ten years and since inception periods compared with those of the S&P 500® Total Return Index, a broad measure of market performance. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.GothamFunds.com or by calling the Fund toll-free at (877) 974-6852.

During the periods shown in the chart:

Best Quarter	Worst Quarter
15.28%	(26.57)%
(December 31, 2021)	(March 31, 2020)

Gotham Enhanced Return Fund Class I Shares Average Annual Total Returns for the periods ended December 31, 2023	1 Year	5 Years	10 Years	Since Inception (May 31, 2013)
Class I Shares Return Before Taxes	25.34%	11.38%	8.40%	9.99%
Return After Taxes on Distributions[1]	22.57%	8.29%	6.37%	7.87%
Return After Taxes on Distributions and Sale of Shares[1]	16.83%	8.60%[2]	6.42%[2]	7.72%
S&P 500® Total Return Index (reflects no deductions for fees or expenses or taxes)[3]	26.29%	15.69%	12.03%	12.79%

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[2]	The “Return After Taxes on Distributions and Sale of Shares” is higher than the “Return After Taxes on Distributions” because of realized losses that would have been sustained upon sale of Fund shares immediately after the relevant periods.
[3]	The S&P 500® Total Return Index is a widely recognized unmanaged index of 500 common stocks, which are generally representative of the U.S. stock market as a whole. The returns provided for the S&P 500® Total Return Index include the reinvestment of dividends.

Management of the Fund

Investment Adviser

Gotham Asset Management, LLC serves as the Fund’s investment adviser.

Portfolio Managers

●	Joel Greenblatt is a Managing Principal and Co-Chief Investment Officer of Gotham and has been a Portfolio Manager to the Fund since its inception in 2013.

●	Robert Goldstein is a Managing Principal and Co-Chief Investment Officer of Gotham and has been a Portfolio Manager to the Fund since its inception in 2013.

Purchase and Sale of Fund Shares

Shares of the Fund may be purchased and sold (redeemed) on any business day when the New York Stock Exchange (the “Exchange”) is open for regular trading. Such purchases and redemptions can be made through a broker-dealer or other financial intermediary or directly with the Fund by sending a completed application to the addresses below. Applications and more information can be found at www.GothamFunds.com.

Regular Mail: Gotham Funds FundVantage Trust c/o BNY Mellon Investment Servicing P.O. Box 534445 Pittsburgh, PA 15253-4445	Overnight Mail: Gotham Funds FundVantage Trust c/o BNY Mellon Investment Servicing Attention: 534445 500 Ross Street, 154-0520 Pittsburgh, PA 15262 (877) 974-6852

Purchase by Wire for Accounts Held Directly with the Fund

Please contact Fund shareholder services (“Shareholder Services”) toll-free at (877) 974-6852 for current wire instructions.

Minimum Investment Requirements

The minimum initial investment for shares is $100,000 and the minimum for each subsequent investment is $250.

Redemption by Telephone for Accounts Held Directly with the Fund

Call Shareholder Services toll-free at (877) 974-6852.

Redemption Online for Accounts Held Directly with the Fund

Redemptions can be made through our website at www.GothamFunds.com.

Purchases and Redemptions for Accounts Held through a Financial Intermediary

Contact your financial intermediary.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Such distributions are not currently taxable when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. However, subsequent withdrawals from any tax-deferred account in which the shares are held may be subject to federal income tax. All prospective investors and shareholders are urged and advised to consult their own tax adviser regarding the effects of an investment in a Fund on their particular tax situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. In addition, if you purchase the Fund through a broker-dealer, you may be required to pay a commission to your broker depending on your arrangements with them. Ask your salesperson or visit your financial intermediary’s website for more information or visit www.GothamFunds.com.

GOTHAM NEUTRAL FUND

Investment Objective

The Gotham Neutral Fund (the “Fund”) seeks long-term capital appreciation with minimal correlation to the general stock market.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment):
Institutional Class
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees[1]	1.50%
Distribution and/or Service (Rule 12b-1) Fees	None
Other Expenses[1]	0.46%
Total Annual Fund Operating Expenses[1,2]	1.96%
Fee Waivers and/or Expenses Reimbursements[2]	(0.46)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[2]	1.50%

[1]	“Other Expenses” does not include direct or indirect costs associated with the swap(s) used by the Fund to obtain its long and short exposure. Costs associated with swaps include any fees paid to the swap counterparty and the costs associated with the underlying reference assets including dividend and interest expenses on securities sold short. Such costs have the effect of reducing the return of the swap(s). The Fund’s performance is net of all such embedded swap fees and expenses.
[2]	Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses”, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 1.50% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2026, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund’s Institutional Class shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$153	$571	$1,015	$2,248

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 366% of the average value of its portfolio.

Summary of Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances in long and short positions of equity and equity-related securities, primarily companies traded on U.S. markets. The Fund generally takes long positions in securities that the Adviser believes to be undervalued and short positions in securities that the Adviser believes to be overvalued, based on the Adviser’s analysis of the issuer’s financial reports and market valuation.

The Adviser seeks to maintain the Fund’s net exposure, which is the value of the Fund’s long positions minus its short positions, in the range of approximately 0% – 30% during normal market conditions. The Fund invests in companies of any size and the Fund holds several hundred long positions and a similar number of short positions.

The Adviser seeks to capitalize on pricing inefficiencies in the market by employing a systematic, bottom-up, valuation approach based on the Adviser’s proprietary analytical framework to identify companies that appear to be undervalued or overvalued on both an absolute and relative basis. This approach consists of:

●	Researching and analyzing each company in the Adviser’s coverage universe according to a methodology that emphasizes fundamentals such as recurring earnings, cash flows, capital efficiency, capital structure, and valuation;

●	Identifying and excluding companies that do not conform to the Adviser’s valuation methodology or companies judged by the Adviser to have questionable financial reporting;

●	Updating the analysis for earning releases, annual (Form 10-K) and quarterly (Form 10-Q) reports and other corporate filings; and

●	Recording analysis in a centralized database enabling the Adviser to compare companies and identify longs and shorts based on the Adviser’s assessment of value.

Generally, the long portfolio is weighted most heavily towards those stocks that are priced at the largest discount to the Adviser’s assessment of value. Similarly, the short portfolio is generally weighted most heavily towards those short positions selling at the largest premium to the Adviser’s measures of value. The portfolio is also subject to the Adviser’s risk controls, which include liquidity and diversification considerations. The Fund is rebalanced (generally daily) to maintain exposure levels, manage risk and reposition the portfolio to reflect earnings releases and other new information related to particular companies.

The Fund may invest some or all of the long and short portions of the portfolio, in one or more exchange-traded funds (“ETFs”) or mutual funds that invest (long and/or short) in U.S. securities. Such ETFs and mutual funds may include ETFs or mutual funds advised or sub-advised by the Adviser (each an “underlying fund” and collectively, the “underlying funds”).

The Fund currently obtains its long exposure through direct investments in securities and through one or more swaps and its short exposure through one or more swaps. The Fund may obtain some or all of its long and short exposure through investments in other ETFs and mutual funds. The Fund may also lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Fund’s Board of Trustees. Loans of portfolio securities will be collateralized by liquid securities and cash. The Fund may invest cash collateral received in securities consistent with its principal investment strategy. Because the Fund generally rebalances its long and short positions daily, the Fund will experience a high portfolio turnover rate.

Summary of Principal Risks

The Fund is subject to the principal risks summarized below. The order of the below risk factors does not indicate the significance of any particular risk factor and the relative significance of each risk below may change over time. These risks could adversely affect the Fund’s net asset value (“NAV”), yield and total return. It is possible to lose money by investing in the Fund.

●	Equity Risk: The Fund invests primarily in equity and equity-related securities. Equity and equity-related securities are subject to greater fluctuations in market value than certain other asset classes. Factors that could impact the market value include a company’s business performance, investor perceptions, stock market trends and general economic conditions. The rights of equity holders are subordinate to all other claims on a company’s assets, including debt holders. Equity ownership risks the loss of all or a substantial portion of the investment.

●	Market Risk: The values of, and/or the income generated by, securities held by the Fund may decline due to factors that are specifically related to a particular company, as well as general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, or adverse investor sentiment generally. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Geopolitical events, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are global economic powers, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as environmental and natural disasters, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy.

●	Value Style Risk: The Adviser buys securities, on behalf of the Fund, that it believes are undervalued. Investing in “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudges those values. In addition, value stocks may fall out of favor with investors and underperform other stocks (such as growth stocks) during given periods. Conversely, the Fund shorts securities the Adviser believes are overvalued. This presents the risk that a stock’s value may not decrease to what the Adviser believes is its true market value because the market fails to recognize what the Adviser considers to be the company’s value, because the Adviser misjudges that value or because the Adviser is required to purchase the security before its investment thesis could be realized.

●	Derivatives Risk: The Fund obtains portfolio exposure through the use of swap(s) referenced to a basket of long and/or short equity security positions selected by the Adviser. In general, a derivative contract such as a swap typically involves leverage (i.e., it provides exposure to potential gain or loss from a change in the market price of a security or group of securities in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract). Swap agreements can be highly volatile, illiquid and difficult to value, and changes in the value of such instruments held by the Fund may not correlate with the underlying instrument or reference assets, or the Fund’s other investments. Although the value of swap agreements depends largely upon price movements in the underlying instrument or reference asset, there are additional risks associated with swap agreements that are possibly greater than the risks associated with investing directly in the underlying instruments or reference assets, including illiquidity risk, leveraging risk and counterparty credit risk. Any swap will be based on a notional amount agreed upon by the Adviser and a counterparty. The Adviser will retain the ability to adjust the notional exposure of the swap(s) at its discretion, as well as the composition of the reference basket. Generally, the fees and expenses of a swap are based on the notional value of the swap. The value of the swap typically includes a deduction for fees of the counterparty as well as costs typically associated with short sales of securities, such as dividend and interest expenses. As a result, the Fund’s return from such instrument will be net of such costs and expenses and any will reduce the Fund’s return on the swap. A small position in swap agreements could have a potentially large impact on the Fund’s performance. Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in swap agreements or any other derivative.

●	Counterparty Risk: Swaps and certain other derivative contracts entered into by the Fund involve exposure to counterparty credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

●	Short Sale Risk: Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited. Government actions also may affect the Fund’s ability to engage in short selling. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These types of short sales expenses (sometimes referred to as the “negative cost of carry”) negatively impact the performance of the Fund since these expenses tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell long positions earlier than it had expected.

●	Leverage: The Fund utilizes leverage in its investment program. The use of leverage allows the Fund to make additional investments, thereby increasing its exposure to assets, such that its total assets may be greater than its capital. However, leverage also magnifies the volatility of changes in the value of the Fund’s portfolio. The effect of the use of leverage by the Fund in a market that moves adversely to its investments could result in substantial losses to the Fund, which would be greater than if the Fund were not leveraged.

●	Liquidity Risk: The Fund is subject to liquidity risk primarily due to its investments in derivatives. Investments in less liquid or illiquid securities or derivative instruments involve the risk that the Fund may be unable to sell the security or derivative instrument or sell it at a reasonable price.

●	Database Errors: The investment strategy used by the Adviser relies on proprietary databases and third-party data sources. Data entries made by the Adviser’s team of financial analysts or third parties may contain errors, as may the database system used to store such data. Any errors in the underlying data sources, data entry or database may result in the Fund acquiring or selling investments based on incorrect information. When data proves to be incorrect, misleading, flawed or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on such data the Adviser may be induced to buy or sell certain investments it would not have if the data was correct. As a result, the Fund could incur losses or miss out on gains on such investments before the errors are identified and corrected.

●	Systems Risk: The Fund depends on the Adviser to develop and implement appropriate systems for its activities. The Adviser relies extensively on computer programs and systems to implement and monitor the Fund’s investment strategy. The development, implementation and maintenance of these systems is complex and involves substantial research and modeling (which is then generally translated into computer code and manual and automated processes) and the retrieval, filtering, processing, translation and analysis of large amounts of financial and other corporate data. As a result, there is a risk of human or technological errors affecting the portfolio construction process and order origination, including errors in programming (e.g., “bugs” and classic coding errors), modeling, design, translational errors and compatibility issues with data sets and among systems. Similarly, with regard to trading and other systems or equipment that the Adviser utilizes, any or all of the following events may occur: (i) failures or interruptions in access to or the operations of such systems or equipment; (ii) loss of functionality; (iii) corruption; (iv) compromises in security; (v) loss of power; and (vi) other situations that adversely affect such systems or equipment. There can be no guarantee that such defects or issues will be identified in time to avoid a material adverse effect on the Fund. For example, such failures could cause the Adviser to be induced to buy or sell certain investments it would not have if the failure had not occurred.

●	Small and Mid-Cap Securities Risk: The Fund invests in large, mid and small cap companies. Investments in small and mid-cap companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes, and as a result, may be less liquid than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short-term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

●	High Portfolio Turnover Risk: The Fund may sell its securities, regardless of the length of time that they have been held, if the Adviser determines that it would be in the Fund’s best interest to do so. The Fund frequently adjusts the size of its long and short positions. These transactions increase the Fund’s “portfolio turnover” and the Fund will experience a high portfolio turnover rate (over 100%). High turnover rates generally result in higher brokerage costs, may have adverse tax consequences and therefore may reduce the Fund’s returns. Frequent purchases and sales of portfolio securities may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.

●	OTC Trading Risk: Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. Such derivative instruments are often highly customized. In addition, while the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and lacks transparency with respect to the terms of OTC transactions. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

●	ETF Risk: An investment in an exchange-traded fund is an investment in another investment company and therefore, the Fund’s shareholders will indirectly bear its proportionate share of any fees and expenses of the ETFs in which the Fund invests other than the underlying funds. This is in addition to the Fund’s own fees and expenses. As a result, the cost of investing may be higher than the cost of investing directly in ETFs (other than the underlying funds) and may be higher than mutual funds that invest directly in stocks and bonds. ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below net asset value; (ii) there may be an inactive trading market for an ETF; (iii) trading of an ETF’s shares may be halted, delisted, or suspended on the listing exchange; and (iv) the ETF may fail to achieve close correlation with the index that it tracks.

●	Underlying Fund Risk: The ability of the Fund to meet its investment objective is directly related to the ability of an underlying fund to meet its objective as well as the Fund’s allocation to the underlying fund. The value of an underlying fund’s investments, and the NAVs of the shares of both the Fund and an underlying fund, will fluctuate in response to various market and economic factors related to the equity markets, as well as the financial condition and prospects of issuers in which an underlying fund invests. There can be no assurance that the underlying fund will achieve its investment objective. The Fund is subject to the risks of an underlying fund to the extent of the Fund’s allocation of its assets to an underlying fund.

Performance Information

The bar chart and performance table shown below provide some indication of the risks of investing in the Fund by showing the Fund’s performance for the past ten calendar years and by showing how the Fund’s average annual returns for one year, five years, ten years and since inception periods compared with those of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.GothamFunds.com or by calling the Fund toll-free at (877) 974-6852.

During the periods shown in the chart:

Best Quarter	Worst Quarter
9.01%	(7.55)%
(December 31, 2021)	(March 31, 2020)

Gotham Neutral Fund Class I Shares Average Annual Total Returns for the periods ended December 31, 2023	1 Year	5 Years	10 Years	Since Inception (August 30, 2013)
Class I Shares Return Before Taxes	10.07%	3.08%	1.52%	2.03%
Return After Taxes on Distributions[1]	10.07%	3.08%	1.43%	1.92%
Return After Taxes on Distributions and Sale of Shares	5.96%	2.38%	1.14%	1.53%
The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deductions for fees or expenses or taxes)[2]	3.60%	1.60%	1.11%	1.08%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
[2]	The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an index comprised of a single Treasury bill issue purchased at the beginning of the month and held for a full month, then sold and rolled into a newly selected Treasury bill issue.

Management of the Fund

Investment Adviser

Gotham Asset Management, LLC serves as the Fund’s investment adviser.

Portfolio Managers

●	Joel Greenblatt is a Managing Principal and Co-Chief Investment Officer of Gotham and has been a Portfolio Manager to the Fund since its inception in 2013.

●	Robert Goldstein is a Managing Principal and Co-Chief Investment Officer of Gotham and has been a Portfolio Manager to the Fund since its inception in 2013.

Purchase and Sale of Fund Shares

Shares of the Fund may be purchased and sold (redeemed) on any business day when the New York Stock Exchange (the “Exchange”) is open for regular trading. Such purchases and redemptions can be made through a broker-dealer or other financial intermediary or directly with the Fund by sending a completed application to the addresses below. Applications and more information can be found at www.GothamFunds.com.

Regular Mail: Gotham Funds FundVantage Trust c/o BNY Mellon Investment Servicing P.O. Box 534445 Pittsburgh, PA 15253-4445	Overnight Mail: Gotham Funds FundVantage Trust c/o BNY Mellon Investment Servicing Attention: 534445 500 Ross Street, 154-0520 Pittsburgh, PA 15262 (877) 974-6852

Purchase by Wire for Accounts Held Directly with the Fund

Please contact Fund shareholder services (“Shareholder Services”) toll-free at (877) 974-6852 for current wire instructions.

Minimum Investment Requirements

The minimum initial investment for shares is $100,000 and the minimum for each subsequent investment is $250.

Redemption by Telephone for Accounts Held Directly with the Fund

Call Shareholder Services toll-free at (877) 974-6852.

Redemption Online for Accounts Held Directly with the Fund

Redemptions can be made through our website at www.GothamFunds.com.

Purchases and Redemptions for Accounts Held through a Financial Intermediary

Contact your financial intermediary.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Such distributions are not currently taxable when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. However, subsequent withdrawals from any tax-deferred account in which the shares are held may be subject to federal income tax. All prospective investors and shareholders are urged and advised to consult their own tax adviser regarding the effects of an investment in a Fund on their particular tax situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. In addition, if you purchase the Fund through a broker-dealer, you may be required to pay a commission to your broker depending on your arrangements with them. Ask your salesperson or visit your financial intermediary’s website for more information or visit www.GothamFunds.com.

GOTHAM INDEX PLUS FUND

Investment Objective

The Gotham Index Plus Fund (the “Fund”) seeks to outperform the S&P 500® Index over most annual periods.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment):
	Institutional Class	Investor Class
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):[1]
Management Fees[1]	0.77%	0.77%
Distribution and/or Service (Rule 12b-1) Fees	None	0.25%
Acquired Fund Fees and Expenses (“AFFE”)[1]	0.23%	0.23%
Other Expenses[2]	0.24%	0.24%
Total Annual Fund Operating Expenses[1,3,4]	1.24%	1.49%
Fee Waivers and/or Expense Reimbursements[4]	(0.09)%	(0.09)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,3,4]	1.15%	1.40%

[1]	Effective February 1, 2021, (a) the investment advisory agreement between FundVantage Trust (the “Trust”), on behalf of the Fund, and Gotham Asset Management, LLC (“Gotham” or the “Adviser”) was amended to reduce the Fund’s annual investment advisory fee by the dollar amount of “total annual fund operating expenses after fee waivers” attributable to any Fund assets invested in other investment companies advised or sub-advised by Gotham (each an “underlying fund” and collectively, the “underlying funds”), and (b) the Fund’s expense limitation agreement was revised to limit the Fund’s “Other Expenses” to 0.15% with respect to Institutional Class shares and 0.15%, with respect to Investor Class shares (see footnote 4 below). With respect to item (a) above, the amount of such reduction shall be calculated based on the Fund’s average daily assets invested in an underlying fund and the “total annual fund operating expenses after fee waivers” disclosed in an underlying fund’s “Annual Fund Operating Expenses” table in the summary section of an underlying fund’s currently effective Prospectus. The effect of the reduction is intended to provide that Gotham’s aggregate direct and indirect compensation from the Fund and any underlying fund, respectively, does not exceed the 1.00% annual investment advisory fee paid by the Fund prior to February 1, 2021.
[2]	“Other Expenses” does not include direct or indirect costs associated with the swap(s) used by the Fund to obtain its long and short exposure. Costs associated with swaps include any fees paid to the swap counterparty and the costs associated with the underlying reference assets including dividend and interest expenses on securities sold short. Such costs have the effect of reducing the return of the swap(s). The Fund’s performance is net of all such embedded swap fees and expenses.
[3]	“Total Annual Fund Operating Expenses” will not correlate to the ratio of expenses to average net assets that will be disclosed in the Fund’s annual and semi-annual reports to shareholders on the financial highlights table, which reflects the operating expenses of the Fund and does not include AFFE.
[4]	Gotham has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s “Other Expenses” (exclusive of taxes, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 0.15%, with respect to Institutional Class shares, (on an annual basis) and 0.15%, with respect to Investor Class shares, (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2026, unless the Board of Trustees of the Trust approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees of FundVantage Trust (the “Trust”), such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of the reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund’s Institutional Class shares and Investor Class shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$117	$385	$672	$1,492
Investor Class	$143	$462	$805	$1,772

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). In addition, the Fund may invest a significant portion of its assets in one or more underlying funds on which the Fund does not pay transaction costs, such as commissions, when it buys and sells shares of such underlying funds; however such underlying funds do pay transaction costs when they trade their portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 125% of the average value of its portfolio.

Summary of Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances in long and short positions of equity and equity-related securities. The Adviser will invest a portion of the assets in securities intended to track or exceed the performance of the S&P 500® Index (the “Index”) and additional exposure to a long/short portfolio (the “Long/Short Portfolio”), consisting of long and short positions, generally selected from the largest 500 to 700 U.S. companies by market capitalization. The Fund is not a passive index fund, but instead utilizes an enhanced index or “index plus” strategy.

The Long/Short Portfolio consists of long positions in securities that the Adviser believes to be undervalued and short positions in securities that the Adviser believes to be overvalued, based on the Adviser’s analysis of the issuer’s financial reports and market valuation. Under normal market conditions, the Fund targets a net exposure of approximately 100% and a gross exposure in the range of approximately 250 – 290%.

In determining in which securities to take a long or short position for the Long/Short Portfolio, the Adviser employs a systematic, bottom-up, valuation approach based on the Adviser’s proprietary analytical framework to identify companies that appear to be undervalued or overvalued on both an absolute and relative basis. This approach consists of:

●	Researching and analyzing each company in the Adviser’s coverage universe according to a methodology that emphasizes fundamentals such as recurring earnings, cash flows, capital efficiency, capital structure, and valuation;

●	Identifying and excluding companies that do not conform to the Adviser’s valuation methodology or companies judged by the Adviser to have questionable financial reporting;

●	Updating the analysis for earning releases, annual (Form 10-K) and quarterly (Form 10-Q) reports and other corporate filings; and

●	Recording analysis in a centralized database enabling the Adviser to compare companies and identify longs and shorts based on the Adviser’s assessment of value.

Generally, the long portion of the Long/Short Portfolio is weighted towards those stocks that are priced at the largest discount to the Adviser’s assessment of value. Similarly, the short portion of the Long/Short Portfolio is generally weighted towards those short positions selling at the largest premium to the Adviser’s measures of value. The Long/Short Portfolio is also subject to the Adviser’s risk controls, which include liquidity and diversification considerations. The Fund is rebalanced (generally daily) to maintain exposure levels, manage risk and reposition the portfolio to reflect earnings releases and other new information related to particular companies.

The Fund obtains exposure to the Index and invests some or all of the long portion of the Long/Short Portfolio through investment in one or more exchange-traded funds (“ETFs”) or mutual funds intended to track or exceed the performance of the Index. Such ETFs and mutual funds may include ETFs or mutual funds advised or sub-advised by the Adviser (each an “underlying fund” and collectively, the “underlying funds”). Presently, the Fund obtains some or all of its exposure to the Index and/or invests some or all of the long portion of the Long/Short Portfolio through its investment in the Gotham Enhanced 500 ETF. The Gotham Enhanced 500 ETF is an actively managed ETF sub-advised by Gotham that invests in securities of issuers included in the Index weighted based on Gotham’s assessment of value and each security’s weight in the Index.

The Fund currently obtains its long exposure through direct investment in securities, investments in other ETFs and through one or more swaps and its short exposure through one or more swaps. In addition, the Fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Fund’s Board of Trustees. Loans of portfolio securities will be collateralized by liquid securities and cash. The Fund may invest cash collateral received in securities consistent with its principal investment strategy. Because the Fund generally rebalances its long and short positions daily, the Fund will experience a high portfolio turnover rate.

Summary of Principal Risks

The Fund is subject to the principal risks summarized below. The order of the below risk factors does not indicate the significance of any particular risk factor and the relative significance of each risk below may change over time. These risks could adversely affect the Fund’s net asset value (“NAV”), yield and total return. It is possible to lose money by investing in the Fund.

●	Equity Risk: The Fund invests primarily in equity and equity-related securities. Equity and equity-related securities are subject to greater fluctuations in market value than certain other asset classes. Factors that could impact the market value include a company’s business performance, investor perceptions, stock market trends and general economic conditions. The rights of equity holders are subordinate to all other claims on a company’s assets, including debt holders. Equity ownership risks the loss of all or a substantial portion of the investment.

●	Market Risk: The values of, and/or the income generated by, securities held by the Fund may decline due to factors that are specifically related to a particular company, as well as general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, or adverse investor sentiment generally. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Geopolitical events, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are global economic powers, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as environmental and natural disasters, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy.

●	Value Style Risk: The Adviser buys securities, on behalf of the Fund, that it believes are undervalued. Investing in “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudges those values. In addition, value stocks may fall out of favor with investors and underperform other stocks (such as growth stocks) during given periods. Conversely, the Fund shorts securities the Adviser believes are overvalued. This presents the risk that a stock’s value may not decrease to what the Adviser believes is its true market value because the market fails to recognize what the Adviser considers to be the company’s value, because the Adviser misjudges that value or because the Adviser is required to purchase the security before its investment thesis could be realized.

●	Underlying Fund Risk: The ability of the Fund to meet its investment objective is directly related to the ability of an underlying fund to meet its objective as well as the Fund’s allocation to the underlying fund. The value of an underlying fund’s investments, and the NAVs of the shares of both the Fund and an underlying fund, will fluctuate in response to various market and economic factors related to the equity markets, as well as the financial condition and prospects of issuers in which an underlying fund invests. There can be no assurance that the underlying fund will achieve its investment objective. The Fund is subject to the risks of an underlying fund to the extent of the Fund’s allocation of its assets to an underlying fund.

●	Derivatives Risk: The Fund obtains portfolio exposure through the use of swap(s) referenced to a basket of long and/or short equity security positions selected by the Adviser. In general, a derivative contract such as a swap typically involves leverage (i.e., it provides exposure to potential gain or loss from a change in the market price of a security or group of securities in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract). Swap agreements can be highly volatile, illiquid and difficult to value, and changes in the value of such instruments held by the Fund may not correlate with the underlying instrument or reference assets, or the Fund’s other investments. Although the value of swap agreements depends largely upon price movements in the underlying instrument or reference asset, there are additional risks associated with swap agreements that are possibly greater than the risks associated with investing directly in the underlying instruments or reference assets, including illiquidity risk, leveraging risk and counterparty credit risk. Any swap will be based on a notional amount agreed upon by the Adviser and a counterparty. The Adviser will retain the ability to adjust the notional exposure of the swap(s) at its discretion, as well as the composition of the reference basket. Generally, the fees and expenses of a swap are based on the notional value of the swap. The value of the swap typically includes a deduction for fees of the counterparty as well as costs typically associated with short sales of securities, such as dividend and interest expenses. As a result, the Fund’s return from such instrument will be net of such costs and expenses and any will reduce the Fund’s return on the swap. A small position in swap agreements could have a potentially large impact on the Fund’s performance. Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in swap agreements or any other derivative.

●	Counterparty Risk: Swaps and certain other derivative contracts entered into by the Fund involve exposure to counterparty credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

●	Short Sale Risk: Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited. Government actions also may affect the Fund’s ability to engage in short selling. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These types of short sales expenses (sometimes referred to as the “negative cost of carry”) negatively impact the performance of the Fund since these expenses tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell long positions earlier than it had expected.

●	Leverage: The Fund utilizes leverage in its investment program. The use of leverage allows the Fund to make additional investments, thereby increasing its exposure to assets, such that its total assets may be greater than its capital. However, leverage also magnifies the volatility of changes in the value of the Fund’s portfolio. The effect of the use of leverage by the Fund in a market that moves adversely to its investments could result in substantial losses to the Fund, which would be greater than if the Fund were not leveraged.

●	Liquidity Risk: The Fund is subject to liquidity risk primarily due to its investments in derivatives. Investments in less liquid or illiquid securities or derivative instruments involve the risk that the Fund may be unable to sell the security or derivative instrument or sell it at a reasonable price.

●	Strategy Risk: Because the Fund utilizes an enhanced index or “index plus” strategy and the Adviser actively manages individual securities in addition to the Index Investment, the Fund’s investment exposure to individual securities will not match those of the Index and the Fund’s performance may not correlate with the performance of an Index.

●	Database Errors: The investment strategy used by the Adviser relies on proprietary databases and third-party data sources. Data entries made by the Adviser’s team of financial analysts or third parties may contain errors, as may the database system used to store such data. Any errors in the underlying data sources, data entry or database may result in the Fund acquiring or selling investments based on incorrect information. When data proves to be incorrect, misleading, flawed or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on such data the Adviser may be induced to buy or sell certain investments it would not have if the data was correct. As a result, the Fund could incur losses or miss out on gains on such investments before the errors are identified and corrected.

●	Systems Risk: The Fund depends on the Adviser to develop and implement appropriate systems for its activities. The Adviser relies extensively on computer programs and systems to implement and monitor the Fund’s investment strategy. The development, implementation and maintenance of these systems is complex and involves substantial research and modeling (which is then generally translated into computer code and manual and automated processes) and the retrieval, filtering, processing, translation and analysis of large amounts of financial and other corporate data. As a result, there is a risk of human or technological errors affecting the portfolio construction process and order origination, including errors in programming (e.g., “bugs” and classic coding errors), modeling, design, translational errors and compatibility issues with data sets and among systems. Similarly, with regard to trading and other systems or equipment that the Adviser utilizes, any or all of the following events may occur: (i) failures or interruptions in access to or the operations of such systems or equipment; (ii) loss of functionality; (iii) corruption; (iv) compromises in security; (v) loss of power; and (vi) other situations that adversely affect such systems or equipment. There can be no guarantee that such defects or issues will be identified in time to avoid a material adverse effect on the Fund. For example, such failures could cause the Adviser to be induced to buy or sell certain investments it would not have if the failure had not occurred.

●	High Portfolio Turnover Risk: The Fund may sell its securities, regardless of the length of time that they have been held, if the Adviser determines that it would be in the Fund’s best interest to do so. The Fund frequently adjusts the size of its long and short positions. These transactions increase the Fund’s “portfolio turnover” and the Fund will experience a high portfolio turnover rate (over 100%). High turnover rates generally result in higher brokerage costs, may have adverse tax consequences and therefore may reduce the Fund’s returns. Frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.

●	OTC Trading Risk: Certain of the derivatives in which the Fund invests, including swap agreements, may be traded (and privately negotiated) in the OTC market. Such derivative instruments are often highly customized. In addition, while the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and lacks transparency with respect to the terms of OTC transactions. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

●	ETF Risk: An investment in an exchange-traded fund is an investment in another investment company and therefore, the Fund’s shareholders will indirectly bear its proportionate share of any fees and expenses of the ETFs in which the Fund invests, except with respect to investments in the underlying funds. This is in addition to the Fund’s own fees and expenses. As a result, the cost of investing may be higher than the cost of investing directly in the ETFs and may be higher than mutual funds that invest directly in stocks and bonds. ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below net asset value; (ii) there may be an inactive trading market for an ETF; (iii) trading of an ETF’s shares may be halted, delisted, or suspended on the listing exchange; and (iv) the ETF may fail to achieve close correlation with the index that it tracks.

Performance Information

The bar chart and performance table shown below provide some indication of the risks of investing in the Fund by showing the Fund’s Institutional Class performance for the past eight calendar years in the bar chart and by showing how the Fund’s average annual returns in the table for one year, five years and since inception periods compared with those of the S&P 500® Total Return Index, a broad measure of market performance. Performance reflects any contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Investor Class shares have similar annual returns because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the classes do not have the same expenses. Distribution and/or Service (Rule 12b-1) Fees are not reflected in the bar chart or the calendar year-to-date returns; if Distribution and/or Service (Rule 12b-1) Fees were reflected, the bar chart and the calendar year-to-date returns would be less than those shown. Updated performance information is available on the Fund’s website at www.GothamFunds.com or by calling the Fund toll-free at (877) 974-6852.

During the periods shown in the chart:

Best Quarter	Worst Quarter
17.65%	(22.01)%
(June 30, 2020)	(March 31, 2020)

Gotham Index Plus Fund Institutional Class Shares Average Annual Total Returns for the periods ended December 31, 2023	1 Year	5 Years	Since Inception (March 31, 2015)
Institutional Class Shares Return Before Taxes	26.42%	13.59%	12.07%
Return After Taxes on Distributions[1]	25.22%	12.82%	11.46%
Return After Taxes on Distributions and Sale of Shares[1]	16.45%	10.78%	9.82%
S&P 500® Total Return Index (reflects no deductions for fees, expenses or taxes)[2]	26.29%	15.69%	12.09%

Gotham Index Plus Fund Investor Class Shares Average Annual Total Returns for the periods ended December 31, 2023[3]	1 Year	5 Years	Since Inception (March 31, 2015)
Investor Class Shares Return Before Taxes	26.15%	13.31%	10.26%
S&P 500® Total Return Index (reflects no deductions for fees, expenses or taxes)[2]	26.29%	15.69%	12.09%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
[2]	The S&P 500® Total Return Index is a widely recognized unmanaged index of 500 common stocks, which are generally representative of the U.S. stock market as a whole. The returns provided for the S&P 500® Total Return Index include the reinvestment of dividends.
[3]	Performance shown for the periods prior to Investor Class inception on December 29, 2017 is the performance of Institutional Class shares, adjusted to reflect the monthly deduction of the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement applicable to Investor Class shares effective at the commencement of operations of Investor Class shares.

Management of the Fund

Investment Adviser

Gotham Asset Management, LLC serves as the Fund’s investment adviser.

Portfolio Managers

●	Joel Greenblatt is a Managing Principal and Co-Chief Investment Officer of Gotham and has been a Portfolio Manager to the Fund since its inception in 2015.

●	Robert Goldstein is a Managing Principal and Co-Chief Investment Officer of Gotham and has been a Portfolio Manager to the Fund since its inception in 2015.

Purchase and Sale of Fund Shares

Shares of the Fund may be purchased and sold (redeemed) on any business day when the New York Stock Exchange (the “Exchange”) is open for regular trading. Such purchases and redemptions can be made through a broker-dealer or other financial intermediary or directly with the Fund by sending a completed application to the addresses below. Applications and more information can be found at www.GothamFunds.com.

Regular Mail: Gotham Funds FundVantage Trust c/o BNY Mellon Investment Servicing P.O. Box 534445 Pittsburgh, PA 15253-4445	Overnight Mail: Gotham Funds FundVantage Trust c/o BNY Mellon Investment Servicing Attention: 534445 500 Ross Street, 154-0520 Pittsburgh, PA 15262 (877) 974-6852

Purchase by Wire for Accounts Held Directly with the Fund

Please contact Fund shareholder services (“Shareholder Services”) toll-free at (877) 974-6852 for current wire instructions.

Minimum Investment Requirements

Institutional Shares

The minimum initial investment for shares is $100,000 and the minimum for each subsequent investment is $250.

Investor Class Shares

The minimum initial investment for shares is $2,500 and the minimum for each subsequent investment is $100.

Redemption by Telephone for Accounts Held Directly with the Fund

Call Shareholder Services toll-free at (877) 974-6852.

Redemption Online for Accounts Held Directly with the Fund

Redemptions can be made through our website at www.GothamFunds.com.

Purchases and Redemptions for Accounts Held through a Financial Intermediary

Contact your financial intermediary.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Such distributions are not currently taxable when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. However, subsequent withdrawals from any tax-deferred account in which the shares are held may be subject to federal income tax. All prospective investors and shareholders are urged and advised to consult their own tax adviser regarding the effects of an investment in a Fund on their particular tax situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. In addition, if you purchase the Fund through a broker-dealer, you may be required to pay a commission to your broker depending on your arrangements with them. Ask your salesperson or visit your financial intermediary’s website for more information or visit www.GothamFunds.com.

GOTHAM LARGE VALUE FUND

Investment Objective

The Gotham Large Value Fund (the “Fund”) seeks long-term capital appreciation.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment):
Institutional Class
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.75%
Distribution and/or Service (Rule 12b-1) Fees	None
Other Expenses	0.46%
Total Annual Fund Operating Expenses[1]	1.21%
Fee Waivers and/or Expense Reimbursements[1]	(0.46)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.75%

[1]	Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses,” dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions), do not exceed 0.75% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2026, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund’s Institutional Class shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$77	$339	$621	$1,425

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 191% of the average value of its portfolio.

Summary of Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances in long positions of equity securities. The Fund seeks a total return greater than that of the S&P 500® Index over a full market cycle, which is a period that includes both a bull (rising) market and a bear (falling) market cycle. The Fund will primarily invest in common stocks of U.S. companies listed in the S&P 500® Index, but may invest in other large capitalization companies, primarily selected from the largest 500 – 700 U.S. companies based on market capitalization. The Fund will generally take long positions in securities that the Adviser believes to be undervalued based on the Adviser’s analysis of the issuer’s financial reports and market valuation.

The Adviser seeks to capitalize on pricing inefficiencies in the market by employing a systematic, bottom-up, valuation approach based on the Adviser’s proprietary analytical framework to identify companies that appear to be undervalued on both an absolute and relative basis. This approach consists of:

●	Researching and analyzing each company in the Adviser’s coverage universe according to a methodology that emphasizes fundamentals such as recurring earnings, cash flows, capital efficiency, capital structure, and valuation;

●	Identifying and excluding companies that do not conform to the Adviser’s valuation methodology or companies judged by the Adviser to have questionable financial reporting;

●	Updating the analysis for earning releases, annual (Form 10-K) and quarterly (Form 10-Q) reports and other corporate filings; and

●	Recording analysis in a centralized database enabling the Adviser to compare companies and identify longs based on the Adviser’s assessment of value.

Generally, the portfolio is weighted most heavily towards those stocks that are priced at the largest discount to the Adviser’s assessment of value. The portfolio is also subject to the Adviser’s risk controls, which include liquidity and diversification considerations. The Fund is rebalanced (generally daily) to manage risk and reposition the portfolio to reflect earnings releases and other new information related to particular companies. Because the Fund generally rebalances its positions daily, the Fund will experience a high portfolio turnover rate.

Summary of Principal Risks

The Fund is subject to the principal risks summarized below. The order of the below risk factors does not indicate the significance of any particular risk factor and the relative significance of each risk below may change over time. These risks could adversely affect the Fund’s net asset value (“NAV”), yield and total return. It is possible to lose money by investing in the Fund.

●	Equity Risk: The Fund invests primarily in equity and equity-related securities. Equity and equity-related securities are subject to greater fluctuations in market value than certain other asset classes. Factors that could impact the market value include a company’s business performance, investor perceptions, stock market trends and general economic conditions. The rights of equity holders are subordinate to all other claims on a company’s assets, including debt holders. Equity ownership risks the loss of all or a substantial portion of the investment.

●	Market Risk: The values of, and/or the income generated by, securities held by the Fund may decline due to factors that are specifically related to a particular company, as well as general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, or adverse investor sentiment generally. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Geopolitical events, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are global economic powers, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as environmental and natural disasters, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy.

●	Value Style Risk: The Adviser buys securities, on behalf of the Fund, that it believes are undervalued. Investing in “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudges those values. In addition, value stocks may fall out of favor with investors and underperform other stocks (such as growth stocks) during given periods.

●	Database Errors: The investment strategy used by the Adviser relies on proprietary databases and third-party data sources. Data entries made by the Adviser’s team of financial analysts or third parties may contain errors, as may the database system used to store such data. Any errors in the underlying data sources, data entry or database may result in the Fund acquiring or selling investments based on incorrect information. When data proves to be incorrect, misleading, flawed or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on such data the Adviser may be induced to buy or sell certain investments it would not have if the data was correct. As a result, the Fund could incur losses or miss out on gains on such investments before the errors are identified and corrected.

●	Systems Risk: The Fund depends on the Adviser to develop and implement appropriate systems for its activities. The Adviser relies extensively on computer programs and systems to implement and monitor the Fund’s investment strategy. The development, implementation and maintenance of these systems is complex and involves substantial research and modeling (which is then generally translated into computer code and manual and automated processes) and the retrieval, filtering, processing, translation and analysis of large amounts of financial and other corporate data. As a result, there is a risk of human or technological errors affecting the portfolio construction process and order origination, including errors in programming (e.g., “bugs” and classic coding errors), modeling, design, translational errors and compatibility issues with data sets and among systems. Similarly, with regard to trading and other systems or equipment that the Adviser utilizes, any or all of the following events may occur: (i) failures or interruptions in access to or the operations of such systems or equipment; (ii) loss of functionality; (iii) corruption; (iv) compromises in security; (v) loss of power; and (vi) other situations that adversely affect such systems or equipment. There can be no guarantee that such defects or issues will be identified in time to avoid a material adverse effect on the Fund. For example, such failures could cause the Adviser to be induced to buy or sell certain investments it would not have if the failure had not occurred.

●	High Portfolio Turnover Risk: The Fund may sell its securities, regardless of the length of time that they have been held, if the Adviser determines that it would be in the Fund’s best interest to do so. The Fund frequently adjusts the size of its positions. These transactions will increase the Fund’s “portfolio turnover” and the Fund will experience a high portfolio turnover rate (over 100%). High turnover rates generally result in higher brokerage costs, may have adverse tax consequences and therefore may reduce the Fund’s returns. Frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.

Performance Information

The bar chart and performance table shown below provide some indication of the risks of investing in the Fund by showing the Fund’s performance for the past eight calendar years and by showing how the Fund’s average annual returns for one year, five years and since inception periods compared with those of the S&P 500® Total Return Index, a broad measure of market performance. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.GothamFunds.com or by calling the Fund toll-free at (877) 974-6852.

During the periods shown in the chart:

Best Quarter	Worst Quarter
18.25%	(26.07)%
(June 30, 2020)	(March 31, 2020)

Gotham Large Value Fund Class I Shares Average Annual Total Returns for the periods ended December 31, 2023	1 Year	5 Years	Since Inception (December 31, 2015)
Class I Shares Return Before Taxes	11.75%	12.37%	11.31%
Return After Taxes on Distributions[1]	9.27%	10.36%	9.41%
Return After Taxes on Distributions and Sale of Shares[1]	8.57%	9.68%	8.81%
S&P 500® Total Return Index (reflects no deductions for fees, expenses or taxes)[2]	26.29%	15.69%	13.23%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
[2]	The S&P 500® Total Return Index is a widely recognized unmanaged index of 500 common stocks, which are generally representative of the U.S. stock market as a whole. The returns provided for the S&P 500® Total Return Index include the reinvestment of dividends.

Management of the Fund

Investment Adviser

Gotham Asset Management, LLC serves as the Fund’s investment adviser.

Portfolio Managers

●	Joel Greenblatt is a Managing Principal and Co-Chief Investment Officer of Gotham and has been a Portfolio Manager to the Fund since its inception in 2015.

●	Robert Goldstein is a Managing Principal and Co-Chief Investment Officer of Gotham and has been a Portfolio Manager to the Fund since its inception in 2015.

Purchase and Sale of Fund Shares

Shares of the Fund may be purchased and sold (redeemed) on any business day when the New York Stock Exchange (the “Exchange”) is open for regular trading. Such purchases and redemptions can be made through a broker-dealer or other financial intermediary or directly with the Fund by sending a completed application to the addresses below. For applications and more information call Shareholder Services toll-free at (877) 974-6852 (“Shareholder Services”).

Regular Mail: Gotham Funds FundVantage Trust c/o BNY Mellon Investment Servicing P.O. Box 534445 Pittsburgh, PA 15253-4445	Overnight Mail: Gotham Funds FundVantage Trust c/o BNY Mellon Investment Servicing Attention: 534445 500 Ross Street, 154-0520 Pittsburgh, PA 15262 (877) 974-6852

Purchase by Wire for Accounts Held Directly with the Fund

Please contact Shareholder Services toll-free at (877) 974-6852 for current wire instructions.

Minimum Investment Requirements

The minimum initial investment for shares is $100,000 and the minimum for each subsequent investment is $250.

Redemption by Telephone for Accounts Held Directly with the Fund

Call Shareholder Services toll-free at (877) 974-6852.

Purchases and Redemptions for Accounts Held through a Financial Intermediary

Contact your financial intermediary.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Such distributions are not currently taxable when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. However, subsequent withdrawals from any tax-deferred account in which the shares are held may be subject to federal income tax. All prospective investors and shareholders are urged and advised to consult their own tax adviser regarding the effects of an investment in a Fund on their particular tax situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. In addition, if you purchase the Fund through a broker-dealer, you may be required to pay a commission to your broker depending on your arrangements with them. Ask your salesperson or visit your financial intermediary’s website for more information or visit www.GothamFunds.com.

GOTHAM ENHANCED S&P 500 INDEX FUND

Investment Objective

The Gotham Enhanced S&P 500 Index Fund (the “Fund”) seeks long-term capital appreciation.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment):
Institutional Class
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):[1]
Management Fees[1]	0.50%
Distribution and/or Service (Rule 12b-1) Fees	None
Other Expenses[2]	0.15%
Total Annual Fund Operating Expenses[1,2,3]	0.65%
Fee Waivers and/or Expense Reimbursements[3]	(0.15)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,2,3]	0.50%

[1]	Effective February 1, 2021, (a) the investment advisory agreement between FundVantage Trust (the “Trust”), on behalf of the Fund, and Gotham Asset Management, LLC (“Gotham” or the “Adviser”) was amended to reduce the Fund’s annual investment advisory fee by the dollar amount of “total annual fund operating expenses after fee waivers” attributable to any Fund assets invested in other investment companies advised or sub-advised by Gotham (each an “underlying fund” and collectively, the “underlying funds”), and (b) the Fund’s expense limitation agreement was revised to limit the Fund’s “Other Expenses” to 0.00% (see footnote 3 below). With respect to item (a) above the amount of such reduction shall be calculated based on the Fund’s average daily assets invested in an underlying fund and the “total annual fund operating expenses after fee waivers” disclosed in an underlying fund’s “Annual Fund Operating Expenses” table in the summary section of an underlying fund’s currently effective Prospectus. The effect of the reduction is intended to provide that Gotham’s aggregate direct and indirect compensation from the Fund and any underlying fund, respectively, does not exceed the 0.50% annual investment advisory fee paid by the Fund prior to February 1, 2021.
[2]	Effective as of November 1, 2020, the Trust, on behalf of the Fund, and Gotham entered into a Support, Service and Fee Assumption Agreement (“Support Agreement”) pursuant to which Gotham supports the Fund’s non-investment advisory operations by (i) performing or contracting for certain operational support services of the Fund, and (ii) assuming certain of the Fund’s payment obligations, including such payment obligations specified in contracts between the Fund and its service providers and other Trust expenses incurred by or otherwise allocated to the Fund by the Trust. In exchange for the performance of services and the assumption of payment obligations, Gotham receives a fee of the lesser of (a) the annualized rate of 0.15% of the Fund’s average daily net assets, or (b) the actual amount of the Gotham’s payment obligation under the Support Agreement.
[3]	Gotham has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s “Other Expenses” (exclusive of taxes, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 0.00% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2026, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund’s Institutional Class shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$51	$193	$347	$796

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). In addition, the Fund may invest a significant portion of its assets in one or more underlying funds on which the Fund does not pay transaction costs, such as commissions, when it buys and sells shares of such underlying funds; however such underlying funds do pay transaction costs when they trade their portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 152% of the average value of its portfolio.

Summary of Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances in equity securities. Under normal circumstances, the Fund invests at least 80% of its assets in securities of issuers included in the S&P 500® Index (the “Index”) at the time of purchase, but not necessarily at index weightings. For purposes of this 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes. This 80% policy may be changed by the Board of Trustees upon 60 days’ written notice to shareholders.

The Fund is not a passive index fund, but instead utilizes an enhanced index or “index plus” strategy. The “enhanced” strategy allows the Adviser to use its own analytical framework to weight its investments in the securities included in the Index in an attempt to outperform the Index.

The Adviser seeks to capitalize on pricing inefficiencies in the market by employing a systematic, bottom-up, valuation approach based on the Adviser’s proprietary analytical framework to identify companies that appear to be undervalued or overvalued on both an absolute and relative basis. This approach consists of:

●	Researching and analyzing each company in the Adviser’s coverage universe according to a methodology that emphasizes fundamentals such as recurring earnings, cash flows, capital efficiency, capital structure, and valuation;

●	Identifying and excluding companies that do not conform to the Adviser’s valuation methodology or companies judged by the Adviser to have questionable financial reporting;

●	Updating the analysis for earning releases, annual (Form 10-K) and quarterly (Form 10-Q) reports and other corporate filings; and

●	Recording analysis in a centralized database enabling the Adviser to compare companies and identify longs based on the Adviser’s assessment of value.

The Fund may obtain exposure to the Index through investment in one or more exchange-traded funds (“ETFs”) or mutual funds intended to track or exceed the performance of the Index. Such ETFs and mutual funds may include ETFs or mutual funds advised or sub-advised by the Adviser (each an “underlying fund” and collectively, the “underlying funds”).

The Fund will generally take positions in securities that comprise the Index and weight those securities based on the Adviser’s assessment of value and the individual security’s weight in the Index. The portfolio is rebalanced (generally daily) to manage risk and reposition the portfolio to reflect earnings releases and other new information related to particular companies. Because the Fund generally rebalances its positions daily, the Fund will experience a high portfolio turnover rate.

The S&P 500® Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), which is independent of the Fund and the Adviser. The Adviser has entered into a license agreement with SPDJI to use the Index. The Adviser sublicenses rights in the Index to the Fund at no charge. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates and none of such parties make any representation regarding the advisability of investing in the Fund nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.

Summary of Principal Risks

The Fund is subject to the principal risks summarized below. The order of the below risk factors does not indicate the significance of any particular risk factor and the relative significance of each risk below may change over time. These risks could adversely affect the Fund’s net asset value (“NAV”), yield and total return. It is possible to lose money by investing in the Fund.

●	Equity Risk: The Fund invests primarily in equity securities. Equity securities are subject to greater fluctuations in market value than certain other asset classes. Factors that could impact the market value include a company’s business performance, investor perceptions, stock market trends and general economic conditions. The rights of equity holders are subordinate to all other claims on a company’s assets, including debt holders. Equity ownership risks the loss of all or a substantial portion of the investment.

●	Market Risk: The values of, and/or the income generated by, securities held by the Fund may decline due to factors that are specifically related to a particular company, as well as general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, or adverse investor sentiment generally. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Geopolitical events, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are global economic powers, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as environmental and natural disasters, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy.

●	Value Style Risk: The Adviser buys securities, on behalf of the Fund, that it believes are undervalued. Investing in “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudges those values. In addition, value stocks may fall out of favor with investors and underperform other stocks (such as growth stocks) during given periods.

●	Strategy Risk: Because the Fund utilizes an enhanced index or “index plus” strategy and the Adviser actively manages individual securities in addition to the Index Investment, the Fund’s investment exposure to individual securities will not match those of the Index and the Fund’s performance may not correlate with the performance of an Index.

●	Database Errors: The investment strategy used by the Adviser relies on proprietary databases and third-party data sources. Data entries made by the Adviser’s team of financial analysts or third parties may contain errors, as may the database system used to store such data. Any errors in the underlying data sources, data entry or database may result in the Fund acquiring or selling investments based on incorrect information. When data proves to be incorrect, misleading, flawed or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on such data the Adviser may be induced to buy or sell certain investments it would not have if the data was correct. As a result, the Fund could incur losses or miss out on gains on such investments before the errors are identified and corrected.

●	Systems Risk: The Fund depends on the Adviser to develop and implement appropriate systems for its activities. The Adviser relies extensively on computer programs and systems to implement and monitor the Fund’s investment strategy. The development, implementation and maintenance of these systems is complex and involves substantial research and modeling (which is then generally translated into computer code and manual and automated processes) and the retrieval, filtering, processing, translation and analysis of large amounts of financial and other corporate data. As a result, there is a risk of human or technological errors affecting the portfolio construction process and order origination, including errors in programing (e.g., “bugs” and classic coding errors), modeling, design, translational errors and compatibility issues with data sets and among systems. Similarly, with regard to trading and other systems or equipment that the Adviser utilizes, any or all of the following events may occur: (i) failures or interruptions in access to or the operations of such systems or equipment; (ii) loss of functionality; (iii) corruption; (iv) compromises in security; (v) loss of power; and (vi) other situations that adversely affect such systems or equipment. There can be no guarantee that such defects or issues will be identified in time to avoid a material adverse effect on the Fund. For example, such failures could cause the Adviser to be induced to buy or sell certain investments it would not have if the failure had not occurred.

●	High Portfolio Turnover Risk: The Fund may sell its securities, regardless of the length of time that they have been held, if the Adviser determines that it would be in the Fund’s best interest to do so. The Fund frequently adjusts the size of its long positions. These transactions increase the Fund’s “portfolio turnover” and the Fund will experience a high portfolio turnover rate (over 100%). High turnover rates generally result in higher brokerage costs, may have adverse tax consequences and therefore may reduce the Fund’s returns. Frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.

●	Underlying Fund Risk: The ability of the Fund to meet its investment objective is directly related to the ability of an underlying fund to meet its objective as well as the Fund’s allocation to the underlying fund. The value of an underlying fund’s investments, and the NAVs of the shares of both the Fund and an underlying fund, will fluctuate in response to various market and economic factors related to the equity markets, as well as the financial condition and prospects of issuers in which an underlying fund invests. There can be no assurance that the underlying fund will achieve its investment objective. The Fund is subject to the risks of an underlying fund to the extent of the Fund’s allocation of its assets to an underlying fund.

●	ETF Risk: An investment in an exchange-traded fund is an investment in another investment company and therefore, the Fund’s shareholders will indirectly bear its proportionate share of any fees and expenses of the ETFs in which the Fund invests, except with respect to investments in the underlying funds. This is in addition to the Fund’s own fees and expenses. As a result, the cost of investing may be higher than the cost of investing directly in the ETFs and may be higher than mutual funds that invest directly in stocks and bonds. ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below net asset value; (ii) there may be an inactive trading market for an ETF; (iii) trading of an ETF’s shares may be halted, delisted, or suspended on the listing exchange; and (iv) the ETF may fail to achieve close correlation with the index that it tracks.

Performance Information

The bar chart and performance table shown below provide some indication of the risks of investing in the Fund by showing the Fund’s performance for the past seven calendar years and by showing how the Fund’s average annual returns for one year, five years and since inception periods compared with those of the S&P 500® Total Return Index, a broad measure of market performance. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.GothamFunds.com or by calling the Fund toll-free at (877) 974-6852.

During the periods shown in the chart:

Best Quarter	Worst Quarter
19.32%	(19.63)%
(June 30, 2020)	(March 31, 2020)

Gotham Enhanced S&P 500 Index Fund Class I Shares Average Annual Total Returns for the periods ended December 31, 2023	1 Year	5 Years	Since Inception (December 30, 2016)
Class I Shares Return Before Taxes	25.57%	14.88%	13.68%
Return After Taxes on Distributions[1]	24.27%	13.59%	11.89%
Return After Taxes on Distributions and Sale of Shares[1]	15.43%	11.72%	10.59%
S&P 500® Total Return Index (reflects no deductions for fees, expenses or taxes)[2]	26.29%	15.69%	13.44%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
[2]	The S&P 500® Total Return Index is a widely recognized unmanaged index of 500 common stocks, which are generally representative of the U.S. stock market as a whole. The returns provided for the S&P 500® Total Return Index include the reinvestment of dividends.

Management of the Fund

Investment Adviser

Gotham Asset Management, LLC serves as the Fund’s investment adviser.

Portfolio Managers

●	Joel Greenblatt is a Managing Principal and Co-Chief Investment Officer of Gotham and has been a Portfolio Manager to the Fund since its inception in 2016.

●	Robert Goldstein is a Managing Principal and Co-Chief Investment Officer of Gotham and has been a Portfolio Manager to the Fund since its inception in 2016.

Purchase and Sale of Fund Shares

Shares of the Fund may be purchased and sold (redeemed) on any business day when the New York Stock Exchange (the “Exchange”) is open for regular trading. Such purchases and redemptions can be made through a broker-dealer or other financial intermediary, or directly with the Fund by sending a completed application to the addresses below. For applications and more information call Shareholder Services toll-free at (877) 974-6852.

Regular Mail: Gotham Funds FundVantage Trust c/o BNY Mellon Investment Servicing P.O. Box 534445 Pittsburgh, PA 15253-4445	Overnight Mail: Gotham Funds FundVantage Trust c/o BNY Mellon Investment Servicing Attention: 534445 500 Ross Street, 154-0520 Pittsburgh, PA 15262 (877) 974-6852

Purchase by Wire for Accounts Held Directly with the Fund

Please contact Shareholder Services toll-free at (877) 974-6852 for current wire instructions.

Purchases and Redemptions for Accounts Held through a Financial Intermediary

Contact your financial intermediary.

Minimum Investment Requirements

The minimum initial investment for shares is $5,000 and the minimum for each subsequent investment is $100.

Redemption by Telephone for Accounts Held Directly with the Fund

Call Shareholder Services toll-free at (877) 974-6852.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Such distributions are not currently taxable when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. However, subsequent withdrawals from any tax-deferred account in which the shares are held may be subject to federal income tax. All prospective investors and shareholders are urged and advised to consult their own tax adviser regarding the effects of an investment in a Fund on their particular tax situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. In addition, if you purchase the Fund through a broker-dealer, you may be required to pay a commission to your broker depending on your arrangements with them. Ask your salesperson or visit your financial intermediary’s website for more information or visit www.GothamFunds.com.

GOTHAM HEDGED CORE FUND

Investment Objective

The Gotham Hedged Core Fund (the “Fund”) seeks long-term capital appreciation and to achieve positive returns during most annual periods in an efficient, risk-adjusted manner.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment):
Institutional Class
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.70%
Distribution and/or Service (Rule 12b-1) Fees	None
Other Expenses[1,2]	1.05%
Dividend and Interest Expense on Securities Sold Short	0.90%
Other Operating Expenses	0.15%
Total Annual Fund Operating Expenses[2]	1.75%

[1]	Effective as of February 1, 2021, FundVantage Trust (the “Trust”), on behalf of the Fund, and Gotham entered into a Support, Service and Fee Assumption Agreement (“Support Agreement”) pursuant to which Gotham Asset Management, LLC (“Gotham” or the “Adviser”) supports the Fund’s non-investment advisory operations. Under the Support Agreement, Gotham supports the Fund’s non-investment advisory operations by (a) performing or contracting for certain operational support services of the Fund, and (b) assuming certain of the Fund’s payment obligations, including such payment obligations specified in contracts between the Fund and its service providers and other Trust expenses incurred by or otherwise allocated to the Fund by the Trust. In exchange for the performance of services and the assumption of payment obligations, Gotham receives a fee of the lesser of (x) the annualized rate of 0.15% of the Fund’s average daily net assets, or (y) the actual amount of the Gotham’s payment obligation under the Support Agreement.
[2]	Gotham has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses,” dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions), do not exceed 0.85% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2026, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund’s Institutional Class shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$178	$551	$949	$2,062

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 195% of the average value of its portfolio.

Summary of Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances in long and short positions of equity securities generally selected from the largest 1000 U.S. companies by market capitalization.

The Fund generally takes long positions in securities that the Adviser believes to be undervalued and short positions in securities that the Adviser believes to be overvalued, based on the Adviser’s analysis of the issuer’s financial reports and market valuation.

The Fund targets a net exposure, which is the value of the Fund’s long positions minus its short positions, in the range of approximately 70 – 100% during normal market conditions. The Fund targets a gross exposure, which is the value of the Fund’s long positions plus its short positions, in the range of approximately 175 – 200% under normal circumstances. The Fund targets a beta significantly less than the S&P 500.

In determining which individual securities to purchase or short, the Adviser employs a systematic, bottom-up, valuation approach based on the Adviser’s proprietary analytical framework to identify companies that appear to be undervalued or overvalued on both an absolute and relative basis. This approach consists of:

●	Researching and analyzing each company in the Adviser’s coverage universe according to a methodology that emphasizes fundamentals such as recurring earnings, cash flows, capital efficiency, capital structure, and valuation;

●	Identifying and excluding companies that do not conform to the Adviser’s valuation methodology or companies judged by the Adviser to have questionable financial reporting;

●	Updating the analysis for earning releases, annual (Form 10-K) and quarterly (Form 10-Q) reports and other corporate filings; and

●	Recording analysis in a centralized database enabling the Adviser to compare companies and identify longs and shorts based on the Adviser’s assessment of value.

Generally, the long portion of the portfolio is weighted towards those stocks that are priced at the largest discount to the Adviser’s assessment of value. Similarly, the short portion of the portfolio is generally weighted towards those short positions selling at the largest premium to the Adviser’s measures of value. The portfolio is also subject to the Adviser’s risk controls, which include liquidity and diversification considerations. The Fund is rebalanced (generally daily) to maintain exposure levels, manage risk and reposition the portfolio to reflect earnings releases and other new information related to particular companies.

The Fund may obtain its long exposure through direct investment in securities and through one or more swaps and its short exposure through one or more swaps. The Fund may invest in ETFs, including to manage capital flows. The Fund may also lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Fund’s Board of Trustees. Loans of portfolio securities will be collateralized by liquid securities and cash. The Fund may invest cash collateral received in securities consistent with its principal investment strategy. Because the Fund generally rebalances its long and short positions daily, the Fund will experience a high portfolio turnover rate.

Summary of Principal Risks

The Fund is subject to the principal risks summarized below. The order of the below risk factors does not indicate the significance of any particular risk factor and the relative significance of each risk below may change over time. These risks could adversely affect the Fund’s net asset value (“NAV”), yield and total return. It is possible to lose money by investing in the Fund.

●	Equity Risk: The Fund invests primarily in equity and equity-related securities. Equity and equity-related securities are subject to greater fluctuations in market value than certain other asset classes. Factors that could impact the market value include a company’s business performance, investor perceptions, stock market trends and general economic conditions. The rights of equity holders are subordinate to all other claims on a company’s assets, including debt holders. Equity ownership risks the loss of all or a substantial portion of the investment.

●	Market Risk: The values of, and/or the income generated by, securities held by the Fund may decline due to factors that are specifically related to a particular company, as well as general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, or adverse investor sentiment generally. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Geopolitical events, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are global economic powers, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as environmental and natural disasters, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy.

●	Value Style Risk: The Adviser buys securities, on behalf of the Fund, that it believes are undervalued. Investing in “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudges those values. In addition, value stocks may fall out of favor with investors and underperform other stocks (such as growth stocks) during given periods. Conversely, the Fund shorts securities the Adviser believes are overvalued. This presents the risk that a stock’s value may not decrease to what the Adviser believes is its true market value because the market fails to recognize what the Adviser considers to be the company’s value, because the Adviser misjudges that value or because the Adviser is required to purchase the security before its investment thesis could be realized.

●	Short Sale Risk: Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited. Government actions also may affect the Fund’s ability to engage in short selling. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These types of short sales expenses (sometimes referred to as the “negative cost of carry”) negatively impact the performance of the Fund since these expenses tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell long positions earlier than it had expected.

●	Leverage: The Fund utilizes leverage in its investment program. The use of leverage allows the Fund to make additional investments, thereby increasing its exposure to assets, such that its total assets may be greater than its capital. However, leverage also magnifies the volatility of changes in the value of the Fund’s portfolio. The effect of the use of leverage by the Fund in a market that moves adversely to its investments could result in substantial losses to the Fund, which would be greater than if the Fund were not leveraged.

●	Liquidity Risk: The Fund is subject to liquidity risk primarily due to its investments in derivatives. Investments in less liquid or illiquid securities or derivative instruments involve the risk that the Fund may be unable to sell the security or derivative instrument or sell it at a reasonable price.

●	Database Errors: The investment strategy used by the Adviser relies on proprietary databases and third-party data sources. Data entries made by the Adviser’s team of financial analysts or third-parties may contain errors, as may the database system used to store such data. Any errors in the underlying data sources, data entry or database may result in the Fund acquiring or selling investments based on incorrect information. When data proves to be incorrect, misleading, flawed or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on such data the Adviser may be induced to buy or sell certain investments it would not have if the data was correct. As a result, the Fund could incur losses or miss out on gains on such investments before the errors are identified and corrected.

●	Systems Risk: The Fund depends on the Adviser to develop and implement appropriate systems for its activities. The Adviser relies extensively on computer programs and systems to implement and monitor the Fund’s investment strategy. The development, implementation and maintenance of these systems is complex and involves substantial research and modeling (which is then generally translated into computer code and manual and automated processes) and the retrieval, filtering, processing, translation and analysis of large amounts of financial and other corporate data. As a result, there is a risk of human or technological errors affecting the portfolio construction process and order origination, including errors in programming (e.g., “bugs” and classic coding errors), modeling, design, translational errors and compatibility issues with data sets and among systems. Similarly, with regard to trading and other systems or equipment that the Adviser utilizes, any or all of the following events may occur: (i) failures or interruptions in access to or the operations of such systems or equipment; (ii) loss of functionality; (iii) corruption; (iv) compromises in security; (v) loss of power; and (vi) other situations that adversely affect such systems or equipment. There can be no guarantee that such defects or issues will be identified in time to avoid a material adverse effect on the Fund. For example, such failures could cause the Adviser to be induced to buy or sell certain investments it would not have if the failure had not occurred.

●	High Portfolio Turnover Risk: The Fund may sell its securities, regardless of the length of time that they have been held, if the Adviser determines that it would be in the Fund’s best interest to do so. The Fund frequently adjusts the size of its long and short positions. These transactions increase the Fund’s “portfolio turnover” and the Fund will experience a high portfolio turnover rate (over 100%). High turnover rates generally result in higher brokerage costs, may have adverse tax consequences and therefore may reduce the Fund’s returns. Frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.

●	ETF Risk: An investment in an exchange-traded fund is an investment in another investment company and therefore, the Fund’s shareholders will indirectly bear its proportionate share of any fees and expenses of the ETFs in which the Fund invests in addition to the Fund’s own fees and expenses. As a result, the cost of investing may be higher than the cost of investing directly in the ETFs and may be higher than mutual funds that invest directly in stocks and bonds. ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below net asset value; (ii) there may be an inactive trading market for an ETF; (iii) trading of an ETF’s shares may be halted, delisted, or suspended on the listing exchange; and (iv) the ETF may fail to achieve close correlation with the index that it tracks.

Performance Information

The bar chart and performance table shown below provide some indication of the risks of investing in the Fund by showing the Fund’s performance for the past seven calendar years and by showing how the Fund’s average annual returns for one year, five years and since inception periods compared with those of the S&P 500® Total Return Index and the HFRX Equity Hedge Index, each a broad measure of market performance. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.GothamFunds.com or by calling the Fund toll-free at (877) 974-6852.

During the periods shown in the chart:

Best Quarter	Worst Quarter
12.49%	(13.21)%
(December 31, 2021)	(March 31, 2020)

Gotham Hedged Core Fund Class I Shares Average Annual Total Returns for the periods ended December 31, 2023	1 Year	5 Years	Since Inception (September 30, 2016)
Class I Shares Return Before Taxes	13.26%	9.01%	8.63%
Return After Taxes on Distributions[1]	12.90%	7.34%	6.94%
Return After Taxes on Distributions and Sale of Shares[1]	8.10%	6.96%	6.64%
HFRX Equity Hedge Index (reflects no deduction for fees, expenses or taxes)[2]	6.90%	6.09%	4.22%
S&P 500® Total Return Index (reflects no deductions for fees, expenses or taxes)[3]	26.29%	15.69%	13.51%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
[2]	The HFRX Equity Hedge Index is engineered to achieve representative performance of a larger universe of funds employing Equity Hedge Strategies. Equity Hedge Strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially invested in equities, both long and short.

[3]	The S&P 500® Total Return Index is a widely recognized unmanaged index of 500 common stocks, which are generally representative of the U.S. stock market as a whole. The returns provided for the S&P 500® Total Return Index include the reinvestment of dividends.

Management of the Fund

Investment Adviser

Gotham Asset Management, LLC serves as the Fund’s investment adviser.

Portfolio Managers

●	Joel Greenblatt is a Managing Principal and Co-Chief Investment Officer of Gotham and has been a Portfolio Manager to the Fund since its inception in 2016.

●	Robert Goldstein is a Managing Principal and Co-Chief Investment Officer of Gotham and has been a Portfolio Manager to the Fund since its inception in 2016.

Purchase and Sale of Fund Shares

Shares of the Fund may be purchased and sold (redeemed) on any business day when the New York Stock Exchange (the “Exchange”) is open for regular trading. Such purchases and redemptions can be made through a broker-dealer or other financial intermediary or directly with the Fund by sending a completed application to the addresses below. For applications and more information call Shareholder Services toll-free at (877) 974-6852 (“Shareholder Services”).

Regular Mail: Gotham Funds FundVantage Trust c/o BNY Mellon Investment Servicing P.O. Box 534445 Pittsburgh, PA 15253-4445	Overnight Mail: Gotham Funds FundVantage Trust c/o BNY Mellon Investment Servicing Attention: 534445 500 Ross Street, 154-0520 Pittsburgh, PA 15262 (877) 974-6852

Purchase by Wire for Accounts Held Directly with the Fund

Please contact Shareholder Services toll-free at (877) 974-6852 for current wire instructions.

Minimum Investment Requirements

The minimum initial investment for shares is $25,000 and the minimum for each subsequent investment is $250.

Redemption by Telephone for Accounts Held Directly with the Fund

Call Shareholder Services toll-free at (877) 974-6852.

Purchases and Redemptions for Accounts Held through a Financial Intermediary

Contact your financial intermediary.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Such distributions are not currently taxable when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. However, subsequent withdrawals from any tax-deferred account in which the shares are held may be subject to federal income tax. All prospective investors and shareholders are urged and advised to consult their own tax adviser regarding the effects of an investment in a Fund on their particular tax situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. In addition, if you purchase the Fund through a broker-dealer, you may be required to pay a commission to your broker depending on your arrangements with them. Ask your salesperson or visit your financial intermediary’s website for more information or visit www.GothamFunds.com.

GOTHAM DEFENSIVE LONG 500 FUND

Investment Objective

The Gotham Defensive Long 500 Fund (the “Fund”) seeks long-term capital appreciation.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment):
Institutional Class
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.35%
Distribution and/or Service (Rule 12b-1) Fees	None
Other Expenses[1,2]	0.74%
Total Annual Fund Operating Expenses[2]	2.09%
Fee Waivers and/or Expense Reimbursements[2]	(0.74)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[2]	1.35%

[1]	“Other Expenses” does not include direct or indirect costs associated with the swap(s) used by the Fund to obtain its long and short exposure. Costs associated with swaps include any fees paid to the swap counterparty and the costs associated with the underlying reference assets including dividend and interest expenses on securities sold short. Such costs have the effect of reducing the return of the swap(s). The Fund’s performance is net of all such embedded swap fees and expenses.
[2]	Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses,” dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions), do not exceed 1.35% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2026, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund’s Institutional Class shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$137	$583	$1,056	$2,362

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 208% of the average value of its portfolio.

Summary of Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances in long and short positions of equity and equity-related securities. The Fund invests primarily in U.S. common stocks of companies listed in the S&P 500® Index, but may invest in other large capitalization companies, generally selected from the largest 500 to 700 U.S. companies by market capitalization. It is anticipated that the Fund will hold several hundred positions.

The Fund generally takes long positions in securities that the Adviser believes to be undervalued and short positions in securities that the Adviser believes to be overvalued, based on the Adviser’s analysis of the issuer’s financial reports and market valuation.

The Adviser seeks to capitalize on pricing inefficiencies in the market by employing a systematic, bottom-up, valuation approach based on the Adviser’s proprietary analytical framework to identify companies that appear to be undervalued or overvalued on both an absolute and relative basis. This approach consists of:

●	Researching and analyzing each company in the Adviser’s coverage universe according to a methodology that emphasizes fundamentals such as recurring earnings, cash flows, capital efficiency, capital structure, and valuation;

●	Identifying and excluding companies that do not conform to the Adviser’s valuation methodology or companies judged by the Adviser to have questionable financial reporting;

●	Updating the analysis for earning releases, annual (Form 10-K) and quarterly (Form 10-Q) reports and other corporate filings; and

●	Recording analysis in a centralized database enabling the Adviser to compare companies and identify longs and shorts based on the Adviser’s assessment of value.

The long portion of the portfolio is generally weighted more heavily towards those stocks that are priced at a larger discount to the Adviser’s assessment of value and the short portion is generally weighted more heavily towards those positions selling at the largest premium to the Adviser’s measures of value, subject to pre-specified risk and diversification constraints. In constructing the portfolio the Adviser pursues a defensive investment style, meaning it seeks to mitigate downside risk in declining markets.

The Fund is rebalanced (generally daily) to maintain exposure levels, manage risk and reposition the portfolio to reflect earnings releases and other new information related to particular companies. The Adviser seeks to maintain the Fund’s net exposure, which is the value of the Fund’s long positions minus its short positions, in the range of approximately 70 – 100%, during normal market conditions. The Adviser expects that the Fund’s gross exposure, which is the value of the Fund’s long positions plus its short positions, will not exceed 290% under normal circumstances.

The Fund currently obtains its long exposure through direct investment in securities and through one or more swaps and its short exposure through one or more swaps. The Fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Fund’s Board of Trustees. Loans of portfolio securities will be collateralized by liquid securities and cash. The Fund may invest cash collateral received in securities consistent with its principal investment strategy. Because the Fund generally rebalances its long and short positions daily, the Fund will experience a high portfolio turnover rate.

Summary of Principal Risks

The Fund is subject to the principal risks summarized below. The order of the below risk factors does not indicate the significance of any particular risk factor and the relative significance of each risk below may change over time. These risks could adversely affect the Fund’s net asset value (“NAV”), yield and total return. It is possible to lose money by investing in the Fund.

●	Equity Risk: The Fund invests primarily in equity and equity-related securities. Equity and equity-related securities are subject to greater fluctuations in market value than certain other asset classes. Factors that could impact the market value include a company’s business performance, investor perceptions, stock market trends and general economic conditions. The rights of equity holders are subordinate to all other claims on a company’s assets, including debt holders. Equity ownership risks the loss of all or a substantial portion of the investment.

●	Market Risk: The values of, and/or the income generated by, securities held by the Fund may decline due to factors that are specifically related to a particular company, as well as general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, or adverse investor sentiment generally. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Geopolitical events, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are global economic powers, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as environmental and natural disasters, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy.

●	Value Style Risk: The Adviser buys securities, on behalf of the Fund, that it believes are undervalued. Investing in “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudges those values. In addition, value stocks may fall out of favor with investors and underperform other stocks (such as growth stocks) during given periods. Conversely, the Fund shorts securities the Adviser believes are overvalued. This presents the risk that a stock’s value may not decrease to what the Adviser believes is its true market value because the market fails to recognize what the Adviser considers to be the company’s value, because the Adviser misjudges that value or because the Adviser is required to purchase the security before its investment thesis could be realized.

●	Derivatives Risk: The Fund obtains portfolio exposure through the use of swap(s) referenced to a basket of long and/or short equity security positions selected by the Adviser. In general, a derivative contract such as a swap typically involves leverage (i.e., it provides exposure to potential gain or loss from a change in the market price of a security or group of securities in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract). Swap agreements can be highly volatile, illiquid and difficult to value, and changes in the value of such instruments held by the Fund may not correlate with the underlying instrument or reference assets, or the Fund’s other investments. Although the value of swap agreements depends largely upon price movements in the underlying instrument or reference asset, there are additional risks associated with swap agreements that are possibly greater than the risks associated with investing directly in the underlying instruments or reference assets, including illiquidity risk, leveraging risk and counterparty credit risk. Any swap will be based on a notional amount agreed upon by the Adviser and a counterparty. The Adviser will retain the ability to adjust the notional exposure of the swap(s) at its discretion, as well as the composition of the reference basket. Generally, the fees and expenses of a swap are based on the notional value of the swap. The value of the swap typically includes a deduction for fees of the counterparty as well as costs typically associated with short sales of securities, such as dividend and interest expenses. As a result, the Fund’s return from such instrument will be net of such costs and expenses and any will reduce the Fund’s return on the swap. A small position in swap agreements could have a potentially large impact on the Fund’s performance. Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in swap agreements or any other derivative.

●	Counterparty Risk: Swaps and certain other derivative contracts entered into by the Fund involve exposure to counterparty credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

●	Short Sale Risk: Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited. Government actions also may affect the Fund’s ability to engage in short selling. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These types of short sales expenses (sometimes referred to as the “negative cost of carry”) negatively impact the performance of the Fund since these expenses tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell long positions earlier than it had expected.

●	Leverage: The Fund utilizes leverage in its investment program. The use of leverage allows the Fund to make additional investments, thereby increasing its exposure to assets, such that its total assets may be greater than its capital. However, leverage also magnifies the volatility of changes in the value of the Fund’s portfolio. The effect of the use of leverage by the Fund in a market that moves adversely to its investments could result in substantial losses to the Fund, which would be greater than if the Fund were not leveraged.

●	Liquidity Risk: The Fund is subject to liquidity risk primarily due to its investments in derivatives. Investments in less liquid or illiquid securities or derivative instruments involve the risk that the Fund may be unable to sell the security or derivative instrument or sell it at a reasonable price.

●	Database Errors: The investment strategy used by the Adviser relies on proprietary databases and third-party data sources. Data entries made by the Adviser’s team of financial analysts or third-parties may contain errors, as may the database system used to store such data. Any errors in the underlying data sources, data entry or database may result in the Fund acquiring or selling investments based on incorrect information. When data proves to be incorrect, misleading, flawed or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on such data the Adviser may be induced to buy or sell certain investments it would not have if the data was correct. As a result, the Fund could incur losses or miss out on gains on such investments before the errors are identified and corrected.

●	Systems Risk: The Fund depends on the Adviser to develop and implement appropriate systems for its activities. The Adviser relies extensively on computer programs and systems to implement and monitor the Fund’s investment strategy. The development, implementation and maintenance of these systems is complex and involves substantial research and modeling (which is then generally translated into computer code and manual and automated processes) and the retrieval, filtering, processing, translation and analysis of large amounts of financial and other corporate data. As a result, there is a risk of human or technological errors affecting the portfolio construction process and order origination, including errors in programming (e.g., “bugs” and classic coding errors), modeling, design, translational errors and compatibility issues with data sets and among systems. Similarly, with regard to trading and other systems or equipment that the Adviser utilizes, any or all of the following events may occur: (i) failures or interruptions in access to or the operations of such systems or equipment; (ii) loss of functionality; (iii) corruption; (iv) compromises in security; (v) loss of power; and (vi) other situations that adversely affect such systems or equipment. There can be no guarantee that such defects or issues will be identified in time to avoid a material adverse effect on the Fund. For example, such failures could cause the Adviser to be induced to buy or sell certain investments it would not have if the failure had not occurred.

●	High Portfolio Turnover Risk: The Fund may sell its securities, regardless of the length of time that they have been held, if the Adviser determines that it would be in the Fund’s best interest to do so. The Fund frequently adjusts the size of its long and short positions. These transactions increase the Fund’s “portfolio turnover” and the Fund will experience a high portfolio turnover rate (over 100%). High turnover rates generally result in higher brokerage costs, may have adverse tax consequences and therefore may reduce the Fund’s returns. Frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.

●	OTC Trading Risk: Certain of the derivatives in which the Fund invests, including swap agreements, may be traded (and privately negotiated) in the OTC market. Such derivative instruments are often highly customized. In addition, while the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and lacks transparency with respect to the terms of OTC transactions. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Performance Information

The bar chart and performance table shown below provide some indication of the risks of investing in the Fund by showing the Fund’s performance for the past seven calendar years and by showing how the Fund’s average annual returns for one year, five years and since inception periods compared with those of the S&P 500® Total Return Index, a broad measure of market performance. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.GothamFunds.com or by calling the Fund toll-free at (877) 974-6852.

During the periods shown in the chart:

Best Quarter	Worst Quarter
14.50%	(20.68)%
(December 31, 2021)	(March 31, 2020)

Gotham Defensive Long 500 Fund Class I Shares Average Annual Total Returns for the periods ended December 31, 2023	1 Year	5 Years	Since Inception (September 30, 2016)
Class I Shares Return Before Taxes	15.28%	6.65%	8.12%
Return After Taxes on Distributions[1]	15.28%	6.43%	7.66%
Return After Taxes on Distributions and Sale of Shares[1]	9.04%	5.15%	6.39%
S&P 500® Total Return Index (reflects no deductions for fees, expenses or taxes)[2]	26.29%	15.69%	13.51%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
[2]	The S&P 500® Total Return Index is a widely recognized unmanaged index of 500 common stocks, which are generally representative of the U.S. stock market as a whole. The returns provided for the S&P 500® Total Return Index include the reinvestment of dividends.

Management of the Fund

Investment Adviser

Gotham Asset Management, LLC serves as the Fund’s investment adviser.

Portfolio Managers

●	Joel Greenblatt is a Managing Principal and Co-Chief Investment Officer of Gotham and has been a Portfolio Manager to the Fund since its inception in 2016.

●	Robert Goldstein is a Managing Principal and Co-Chief Investment Officer of Gotham and has been a Portfolio Manager to the Fund since its inception in 2016.

Purchase and Sale of Fund Shares

Shares of the Fund may be purchased and sold (redeemed) on any business day when the New York Stock Exchange (the “Exchange”) is open for regular trading. Such purchases and redemptions can be made through a broker-dealer or other financial intermediary or directly with the Fund by sending a completed application to the addresses below. For applications and more information call Shareholder Services toll-free at (877) 974-6852 (“Shareholder Services”).

Regular Mail: Gotham Funds FundVantage Trust c/o BNY Mellon Investment Servicing P.O. Box 534445 Pittsburgh, PA 15253-4445	Overnight Mail: Gotham Funds FundVantage Trust c/o BNY Mellon Investment Servicing Attention: 534445 500 Ross Street, 154-0520 Pittsburgh, PA 15262 (877) 974-6852

Purchase by Wire for Accounts Held Directly with the Fund

Please contact Shareholder Services toll-free at (877) 974-6852 for current wire instructions.

Minimum Investment Requirements

The minimum initial investment for shares is $25,000 and the minimum for each subsequent investment is $250.

Redemption by Telephone for Accounts Held Directly with the Fund

Call Shareholder Services toll-free at (877) 974-6852.

Purchases and Redemptions for Accounts Held through a Financial Intermediary

Contact your financial intermediary.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Such distributions are not currently taxable when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. However, subsequent withdrawals from any tax-deferred account in which the shares are held may be subject to federal income tax. All prospective investors and shareholders are urged and advised to consult their own tax adviser regarding the effects of an investment in a Fund on their particular tax situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. In addition, if you purchase the Fund through a broker-dealer, you may be required to pay a commission to your broker depending on your arrangements with them. Ask your salesperson or visit your financial intermediary’s website for more information or visit www.GothamFunds.com.

GOTHAM TOTAL RETURN FUND

Investment Objective

The Gotham Total Return Fund (the “Fund”) seeks long-term capital appreciation.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment):
Institutional Class
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees[1]	0.00%
Distribution and/or Service (Rule 12b-1) Fees	None
Other Expenses	0.87%
Total Acquired Fund Fees and Expenses (“AFFE”)[2]	0.91%
AFFE Attributable to Acquired Fund Management Fees	0.76%
AFFE Attributable to Acquired Fund Other Expenses	0.02%
AFFE Attributable to Acquired Fund Dividend and Interest Expense on Securities Sold Short	0.13%
Total Annual Fund Operating Expenses[3]	1.78%
Fee Waivers and/or Expense Reimbursements[4]	(0.87)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[3,4]	0.91%

[1]	Gotham Asset Management, LLC (“Gotham” or the “Adviser”) is not entitled to receive an investment advisory fee on Fund assets invested in other investment companies advised or sub-advised by Gotham (each an “underlying fund” and collectively, the “underlying funds”), but is entitled to receive an investment advisory fee of 1.00% of the Fund’s average net assets invested in investments other than an underlying fund. While Gotham does not receive an investment advisory fee from the Fund on assets invested in an underlying fund, it does receive an investment advisory fee from each underlying fund as investment adviser to such funds. The Fund does not currently expect to invest in assets other than underlying funds; however, to the extent it does, the Fund will pay an advisory fee on such assets.
[2]	“Annual Fund Operating Expenses,” and, in particular “Total Acquired Fund Fees and Expenses,” has been restated to reflect the AFFE of the current underlying funds, given the closing of a prior underlying fund, as if these current fees had been in effect during the entire fiscal year ended September 30, 2023.
[3]	“Total Annual Fund Operating Expenses” will not correlate to the ratio of expenses to average net assets that will be disclosed in the Fund’s annual and semi-annual reports to shareholders in the financial highlights table, which reflects the operating expenses of the Fund and does not include “Acquired Fund Fees and Expenses.”
[4]	The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses,” dividend and interest expense on securities sold short, interest, extraordinary items, management fees (if any) and brokerage commissions), do not exceed 0.00% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2026, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The recoupment of fees waived or expenses reimbursed are limited to the lesser of (a) the Expense Limitation in effect at the time fees were waived or expenses were reimbursed, and (b) the Expense Limitation in effect at the time of recoupment.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund’s Institutional Class shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$93	$475	$883	$2,023

Portfolio Turnover

The Fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund, and the Fund to the extent it invests in assets other than funds, does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the Fund. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio. The portfolio turnover rate shown does not take into account the portfolio turnover of any underlying fund.

Summary of Principal Investment Strategies

The Fund seeks to achieve its objective primarily by investing in other funds managed by the Adviser as described below. By following the investment strategy described below, the Fund hopes to achieve its investment objective and in doing so, outperform the investment returns of the top ranked university endowments over a full market cycle, which is a period that includes both a bull (rising) market and a bear (falling) market cycle.

The Fund intends to allocate the majority of its assets among other investment companies advised or sub-advised by Gotham (each an “underlying fund” and collectively, the “underlying funds”). The underlying funds utilize long/short equity strategies with varying levels of net exposure (long positions less short positions) or long-only equity strategies. The Fund’s allocation to the underlying funds and investments may be rebalanced based on the Adviser’s current assessment of market conditions.

As a fund of funds, in addition to the underlying funds, the Fund may purchase shares of other registered investment companies where the investment adviser is not the same as, or affiliated with, Gotham, including ETFs. The Fund may also invest in equity or equity-related securities directly.

The Underlying Funds

Each of the underlying funds takes long positions in securities that the Adviser believes to be undervalued and, for those underlying funds that utilize a long/short strategy, short positions in securities that the Adviser believes to be overvalued, based on the Adviser’s analysis of the issuer’s financial reports and market valuation. Certain of the underlying funds obtain some or all of their long and short exposure, respectively, through the use of one or more swaps. The underlying funds generally invest in companies traded on U.S. markets.

For each of the underlying funds, the Adviser employs a systematic bottom-up approach based on the Adviser’s proprietary analytical framework. This approach consists of:

●	Researching and analyzing each company in the Adviser’s coverage universe according to a methodology that emphasizes fundamentals such as recurring earnings, cash flows, capital efficiency, capital structure, and valuation;

●	Identifying and excluding companies that do not conform to the Adviser’s valuation methodology or companies judged by the Adviser to have questionable financial reporting;

●	Updating the analysis for earning releases, annual (Form 10-K) and quarterly (Form 10-Q) reports and other corporate filings; and

●	Recording analysis in a centralized database enabling the Adviser to compare companies and identify longs and, as applicable, shorts based on the Adviser’s assessment of value.

Generally, each underlying fund’s long portfolio is weighted most heavily towards those stocks that are priced at the largest discount to the Adviser’s assessment of value. Similarly, the short portfolio of each underlying fund that utilizes a long/short strategy is generally weighted most heavily towards those short positions selling at the largest premium to the Adviser’s measures of value. The underlying funds are subject to the Adviser’s risk controls, which include liquidity and diversification considerations. The underlying funds are rebalanced (generally daily) to maintain exposure levels, manage risk and reposition the portfolios to reflect earnings releases and other new information related to particular companies. Because each underlying fund generally rebalances its long and, where applicable, short positions daily, the Fund and the underlying funds may each experience a high portfolio turnover rate.

An underlying fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board of Trustees. Loans of portfolio securities will be collateralized by liquid securities and cash. An underlying fund may invest cash collateral received in securities consistent with its principal investment strategy.

Summary of Principal Risks

The Fund is subject to the principal risks summarized below. The order of the below risk factors does not indicate the significance of any particular risk factor and the relative significance of each risk below may change over time. These risks may also apply indirectly through the Fund’s investment in the underlying funds. These risks could adversely affect the Fund’s net asset value (“NAV”), yield and total return. It is possible to lose money by investing in the Fund.

●	Underlying Fund Risk: The ability of the Fund to meet its investment objective is directly related to the ability of the underlying funds to meet their objectives as well as the allocation among those underlying funds. The value of the underlying funds’ investments, and the NAVs of the shares of both the Fund and the underlying funds, will fluctuate in response to various market and economic factors related to the equity markets, as well as the financial condition and prospects of issuers in which the underlying funds invest. There can be no assurance that the underlying funds will achieve their respective investment objectives. The Fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds. Shareholders will bear the indirect proportionate expenses of investing in the underlying funds.

●	Asset Allocation Risk: The risk that the selection of the underlying funds by the Adviser and the allocation of the Fund’s assets among the underlying funds will cause the Fund to underperform other funds with similar investment objectives. The Fund’s investment in any one underlying fund or asset class may exceed 25% of the Fund’s total assets, which may cause it to be subject to greater risk than a more diversified fund.

●	Equity Risk: The Fund and each underlying fund invests primarily in equity and equity-related securities. Equity and equity-related securities are subject to greater fluctuations in market value than certain other asset classes. Factors that could impact the market value include a company’s business performance, investor perceptions, stock market trends and general economic conditions. The rights of equity holders are subordinate to all other claims on a company’s assets, including debt holders. Equity ownership risks the loss of all or a substantial portion of the investment.

●	Market Risk: The values of, and/or the income generated by, securities held by the Fund may decline due to factors that are specifically related to a particular company, as well as general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, or adverse investor sentiment generally. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Geopolitical events, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are global economic powers, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as environmental and natural disasters, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy.

●	Value Style Risk: The Adviser intends to buy securities, on behalf of the Fund or underlying funds, that it believes are undervalued. Investing in “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudges those values. In addition, value stocks may fall out of favor with investors and underperform other stocks (such as growth stocks) during given periods. Conversely, the Fund or an underlying fund that utilizes a long/short strategy will short securities the Adviser believes are overvalued. This presents the risk that a stock’s value may not decrease to what the Adviser believes is its true market value because the market fails to recognize what the Adviser considers to be the company’s value, because the Adviser misjudges that value or because the Adviser is required to purchase the security before its investment thesis could be realized.

●	Derivatives Risk: Certain of the underlying funds obtain portfolio exposure through the use of swap(s) referenced to a basket of long and/or short equity security positions selected by the Adviser. In general, a derivative contract such as a swap typically involves leverage (i.e., it provides exposure to potential gain or loss from a change in the market price of a security or group of securities in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract). Swap agreements can be highly volatile, illiquid and difficult to value, and changes in the value of such instruments held by an underlying fund may not correlate with the underlying instrument or reference assets, or the Fund’s or underlying fund’s other investments. Although the value of swap agreements depends largely upon price movements in the underlying instrument or reference asset, there are additional risks associated with swap agreements that are possibly greater than the risks associated with investing directly in the underlying instruments or reference assets, including illiquidity risk, leveraging risk and counterparty credit risk. Any swap will be based on a notional amount agreed upon by the Adviser and a counterparty. The Adviser will retain the ability to adjust the notional exposure of the swap(s) at its discretion, as well as the composition of the reference basket. Generally, the fees and expenses of a swap are based on the notional value of the swap. The value of the swap typically includes a deduction for fees of the counterparty as well as costs typically associated with short sales of securities, such as dividend and interest expenses. As a result, the underlying fund’s return from such instrument will be net of such costs and expenses and any will reduce the underlying fund’s return on the swap. A small position in swap agreements could have a potentially large impact on the Fund’s or underlying fund’s performance. Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in swap agreements or any other derivative.

●	Counterparty Risk: Swaps and certain other derivative contracts entered into by certain of the underlying funds involve exposure to counterparty credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund and such underlying fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing such underlying fund (and therefore the Fund) to suffer a loss. If a counterparty defaults on its payment obligations to an underlying fund, this default will cause the value of an investment in underlying funds (and therefore the Fund) to decrease. In addition, to the extent such underlying fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The underlying funds are neither restricted from dealing with any particular counterparty nor from concentrating any or all of their transactions with one counterparty. The ability of an underlying fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by underlying fund (and therefore the Fund).

●	Short Sale Risk: Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Any such loss is increased by the amount of premium or interest an underlying fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest an underlying fund must pay to the lender of the security. Although an underlying fund’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited. Government actions also may affect the underlying fund’s ability to engage in short selling. In addition, an underlying fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with an underlying fund’s open short positions. These types of short sales expenses (sometimes referred to as the “negative cost of carry”) negatively impact the performance of the underlying fund (and therefore the Fund) since these expenses tend to cause an underlying fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. An underlying fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell long positions earlier than it had expected.

●	Leverage: Certain of the underlying funds utilize leverage in their respective investment programs. The use of leverage allows such underlying funds to make additional investments, thereby increasing its exposure to assets, such that its total assets may be greater than its capital. However, leverage also magnifies the volatility of changes in the value of the underlying fund’s (and therefore the Fund’s) portfolio. The effect of the use of leverage by an underlying fund in a market that moves adversely to its investments could result in substantial losses to the underlying fund (and therefore the Fund), which would be greater than if such underlying fund was not leveraged.

●	ETF Risk: An investment in an exchange-traded fund is an investment in another investment company and therefore, the Fund’s shareholders will indirectly bear its proportionate share of any fees and expenses of the ETFs in which the Fund invests. This is in addition to the Fund’s own fees and expenses. As a result, the cost of investing may be higher than the cost of investing directly in ETFs and may be higher than mutual funds that invest directly in stocks and bonds. ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below net asset value; (ii) there may be an inactive trading market for an ETF; (iii) trading of an ETF’s shares may be halted, delisted, or suspended on the listing exchange; and (iv) the ETF may fail to achieve close correlation with the index that it tracks.

●	Liquidity Risk: The Fund is subject to liquidity risk primarily due to certain of the underlying funds’ investments in derivatives. Investments in less liquid or illiquid securities or derivative instruments involve the risk that the Fund or an underlying fund may be unable to sell the security or derivative instrument or sell it at a reasonable price.

●	Database Errors: The investment strategy used by the Adviser relies on proprietary databases and third-party data sources. Data entries made by the Adviser’s team of financial analysts or third-parties may contain errors, as may the database system used to store such data. Any errors in the underlying data sources, data entry or database may result in the Fund acquiring or selling investments based on incorrect information. When data proves to be incorrect, misleading, flawed or incomplete, any decisions made in reliance thereon expose the underlying funds (and therefore the Fund) to potential risks. For example, by relying on such data the Adviser may be induced to buy or sell certain investments it would not have if the data was correct. As a result, an underlying fund (and therefore the Fund) could incur losses or miss out on gains on such investments before the errors are identified and corrected.

●	Systems Risk: The Fund and underlying funds depend on the Adviser to develop and implement appropriate systems for its activities. The Adviser relies extensively on computer programs and systems to implement and monitor the underlying funds’ and the Fund’s investment strategies. The development, implementation and maintenance of these systems is complex and involves substantial research and modeling (which is then generally translated into computer code and manual and automated processes) and the retrieval, filtering, processing, translation and analysis of large amounts of financial and other corporate data. As a result, there is a risk of human or technological errors affecting the portfolio construction process and order origination, including errors in programming (e.g., “bugs” and classic coding errors), modeling, design, translational errors and compatibility issues with data sets and among systems. Similarly, with regard to trading and other systems or equipment that the Adviser utilizes, any or all of the following events may occur: (i) failures or interruptions in access to or the operations of such systems or equipment; (ii) loss of functionality; (iii) corruption; (iv) compromises in security; (v) loss of power; and (vi) other situations that adversely affect such systems or equipment. There can be no guarantee that such defects or issues will be identified in time to avoid a material adverse effect on the funds. For example, such failures could cause the Adviser to be induced to buy or sell certain investments it would not have if the failure had not occurred.

●	Small and Mid-Cap Securities: In addition to large cap securities, the Fund or underlying funds may also invest in small and mid-cap companies. Investments in small and mid-cap companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes, and as a result, may be less liquid than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short-term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

●	High Portfolio Turnover Risk: The underlying funds may sell their securities, regardless of the length of time that they have been held, if the Adviser determines that it would be in the underlying funds’ best interest to do so. The underlying funds frequently adjust the size of their long and, for underlying funds that utilize long/short strategies, short positions. These transactions increase an underlying fund’s “portfolio turnover” and the underlying fund will experience a high portfolio turnover rate (over 100%). High turnover rates generally result in higher brokerage costs, may have adverse tax consequences and therefore may reduce the underlying funds’, and therefore the Fund’s, returns. Frequent purchases and sales of portfolio securities may result in higher expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.

●	OTC Trading Risk: Certain of the derivatives in which the underlying funds may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. Such derivative instruments are often highly customized. In addition, while the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and lacks transparency with respect to the terms of OTC transactions. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Performance Information

The bar chart and performance table shown below provide some indication of the risks of investing in the Fund by showing the Fund’s Institutional Class performance for the past eight calendar years in the bar chart and by showing how the Fund’s average annual returns in the table for one year, five years and since inception periods compared with those of the S&P 500® Total Return Index and the HFRX Equity Hedge Index, each a broad measure of market performance. Performance reflects any contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.GothamFunds.com or by calling the Fund toll-free at (877) 974-6852.

During the periods shown in the chart:

Best Quarter	Worst Quarter
11.85%	(19.06)%
(December 31, 2021)	(March 31, 2020)

Gotham Total Return Fund Institutional Class Shares Average Annual Total Returns for the periods ended December 31, 2023	1 Year	5 Years	Since Inception (March 31, 2015)
Institutional Class Shares Return Before Taxes	15.25%	5.79%	6.16%
Return After Taxes on Distributions[1]	13.30%	4.33%	5.17%
Return After Taxes on Distributions and Sale of Shares[1]	10.28%	4.33%	4.75%
HFRX Equity Hedge Index (reflects no deduction for fees, expenses or taxes)[2]	6.90%	6.09%	2.87%
S&P 500® Total Return Index (reflects no deductions for fees or expenses or taxes)[3]	26.29%	15.69%	12.09%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
[2]	The HFRX Equity Hedge Index is engineered to achieve representative performance of a larger universe of funds employing Equity Hedge Strategies. Equity Hedge Strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially invested in equities, both long and short.
[3]	The S&P 500® Total Return Index is a widely recognized unmanaged index of 500 common stocks, which are generally representative of the U.S. stock market as a whole. The returns provided for the S&P 500® Total Return Index include the reinvestment of dividends.

Management of the Fund

Investment Adviser

Gotham Asset Management, LLC serves as the Fund’s investment adviser.

Portfolio Managers

●	Joel Greenblatt is a Managing Principal and Co-Chief Investment Officer of Gotham and has been a Portfolio Manager to the Fund since its inception in 2015.

●	Robert Goldstein is a Managing Principal and Co-Chief Investment Officer of Gotham and has been a Portfolio Manager to the Fund since its inception in 2015.

Purchase and Sale of Fund Shares

Shares of the Fund may be purchased and sold (redeemed) on any business day when the New York Stock Exchange (the “Exchange”) is open for regular trading. Such purchases and redemptions can be made through a broker-dealer or other financial intermediary or directly with the Fund by sending a completed application to the addresses below. For applications and more information call Shareholder Services toll-free at (877) 974-6852 (“Shareholder Services”).

Regular Mail: Gotham Funds FundVantage Trust c/o BNY Mellon Investment Servicing P.O. Box 534445 Pittsburgh, PA 15253-4445	Overnight Mail: Gotham Funds FundVantage Trust c/o BNY Mellon Investment Servicing Attention: 534445 500 Ross Street, 154-0520 Pittsburgh, PA 15262 (877) 974-6852

Purchase by Wire for Accounts Held Directly with the Fund

Please contact Shareholder Services toll-free at (877) 974-6852 for current wire instructions.

Minimum Investment Requirements

The minimum initial investment for shares is $100,000 and the minimum for each subsequent investment is $250.

Redemption by Telephone for Accounts Held Directly with the Fund

Call Shareholder Services toll-free at (877) 974-6852.

Purchases and Redemptions for Accounts Held through a Financial Intermediary

Contact your financial intermediary.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Such distributions are not currently taxable when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. However, subsequent withdrawals from any tax-deferred account in which the shares are held may be subject to federal income tax. All prospective investors and shareholders are urged and advised to consult their own tax adviser regarding the effects of an investment in a Fund on their particular tax situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. In addition, if you purchase the Fund through a broker-dealer, you may be required to pay a commission to your broker depending on your arrangements with them. Ask your salesperson or visit your financial intermediary’s website for more information or visit www.GothamFunds.com.

GOTHAM ENHANCED 500 PLUS FUND

Investment Objective

The Gotham Enhanced 500 Plus Fund (the “Fund”) seeks long-term capital appreciation.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment):
Institutional Class
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%
Distribution and/or Service (Rule 12b-1) Fees	None
Other Expenses	4.23%
Dividend and Interest Expense on Securities Sold Short	1.00%
Other Operating Expenses	3.23%
Total Annual Fund Operating Expense[1]	5.23%
Fee Waivers and/or Expense Reimbursements[1]	(3.08)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	2.15%

[1]	Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses,” dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions), do not exceed 1.15% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2026, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund’s Institutional Class shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$218	$1,291	$2,360	$5,009

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 162% of the average value of its portfolio.

Summary of Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances in long and short positions of equity securities. The Adviser invests a portion of the assets in securities included in the S&P 500® Index (the “Index”) but not necessarily in the same weightings within the Index (the “Long Portfolio”). The Fund also has additional exposure to a long/short portfolio (the “Long/Short Portfolio”), consisting of long and short positions in securities listed in the Index, but may invest in other large capitalization companies, generally selected from the largest 500 – 700 U.S. companies based on market capitalization. The Fund is not a passive index fund, but instead utilizes an enhanced index or “index plus” strategy.

The Long Portfolio generally consists of long positions in the securities that comprise the Index that are weighted based on the Adviser’s assessment of value and the individual security’s Index weight. The Long/Short Portfolio consists of long positions in securities that the Adviser believes to be undervalued and short positions in securities that the Adviser believes to be overvalued, based on the Adviser’s analysis of the issuer’s financial reports and market valuation.

The Adviser seeks to maintain the Fund’s net exposure, which is the value of the Fund’s long positions minus its short positions, in the range of approximately 70 – 100% during normal market conditions. The Adviser expects that the Fund’s gross exposure, which is the value of the Fund’s long positions plus its short positions, will be in the range of 160%–220% under normal circumstances.

In determining which individual securities to purchase or short for the Long/Short Portfolio, the Adviser employs a systematic, bottom-up, valuation approach based on the Adviser’s proprietary analytical framework to identify companies that appear to be undervalued or overvalued on both an absolute and relative basis. This approach consists of:

●	Researching and analyzing each company in the Adviser’s coverage universe according to a methodology that emphasizes fundamentals such as recurring earnings, cash flows, capital efficiency, capital structure, and valuation;

●	Identifying and excluding companies that do not conform to the Adviser’s valuation methodology or companies judged by the Adviser to have questionable financial reporting;

●	Updating the analysis for earning releases, annual (Form 10-K) and quarterly (Form 10-Q) reports and other corporate filings; and

●	Recording analysis in a centralized database enabling the Adviser to compare companies and identify longs and shorts based on the Adviser’s assessment of value.

Generally, the long portion of the Long/Short Portfolio is weighted towards those stocks that are priced at the largest discount to the Adviser’s assessment of value. Similarly, the short portion of the Long/Short Portfolio is generally weighted towards those short positions selling at the largest premium to the Adviser’s measures of value. The Long/Short Portfolio is also subject to the Adviser’s risk controls, which include liquidity and diversification considerations.

The Fund is rebalanced (generally daily) to maintain exposure levels, manage risk and reposition the portfolio to reflect earnings releases and other new information related to particular companies.

The Fund may also lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Fund’s Board of Trustees. Loans of portfolio securities will be collateralized by liquid securities and cash. The Fund may invest cash collateral received in securities consistent with its principal investment strategy. The Fund’s investment of the proceeds of short sales creates leverage in the Fund which may amplify changes in the Fund’s net asset value. Because the Fund generally rebalances its long and short positions within the Long/Short Portfolio daily, the Fund will experience a high portfolio turnover rate.

Summary of Principal Risks

The Fund is subject to the principal risks summarized below. The order of the below risk factors does not indicate the significance of any particular risk factor and the relative significance of each risk below may change over time. These risks could adversely affect the Fund’s net asset value (“NAV”), yield and total return. It is possible to lose money by investing in the Fund.

●	Equity Risk: The Fund invests primarily in equity and equity-related securities. Equity and equity-related securities are subject to greater fluctuations in market value than certain other asset classes. Factors that could impact the market value include a company’s business performance, investor perceptions, stock market trends and general economic conditions. The rights of equity holders are subordinate to all other claims on a company’s assets, including debt holders. Equity ownership risks the loss of all or a substantial portion of the investment.

●	Market Risk: The values of, and/or the income generated by, securities held by the Fund may decline due to factors that are specifically related to a particular company, as well as general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, or adverse investor sentiment generally. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Geopolitical events, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are global economic powers, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as environmental and natural disasters, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy.

●	Value Style Risk: The Adviser buys securities, on behalf of the Fund, that it believes are undervalued. Investing in “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudges those values. In addition, value stocks may fall out of favor with investors and underperform other stocks (such as growth stocks) during given periods. Conversely, the Fund shorts securities the Adviser believes are overvalued. This presents the risk that a stock’s value may not decrease to what the Adviser believes is its true market value because the market fails to recognize what the Adviser considers to be the company’s value, because the Adviser misjudges that value or because the Adviser is required to purchase the security before its investment thesis could be realized.

●	Short Sale Risk: Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited. Government actions also may affect the Fund’s ability to engage in short selling. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These types of short sales expenses (sometimes referred to as the “negative cost of carry”) negatively impact the performance of the Fund since these expenses tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell long positions earlier than it had expected.

●	Leverage: The Fund utilizes leverage in its investment program, including through its investment of short sale proceeds. Investing of short sale proceeds increases leverage because the Fund uses the proceeds to purchase additional securities consistent with the Fund’s investment program. The use of leverage allows the Fund to make additional investments, thereby increasing its exposure to assets, such that its total assets may be greater than its capital. However, leverage also magnifies the volatility of changes in the value of the Fund’s portfolio. The effect of the use of leverage by the Fund in a market that moves adversely to its investments could result in substantial losses to the Fund, which would be greater than if the Fund were not leveraged. Because a short position loses value as the security’s price increases, the loss on a short sale is theoretically unlimited.

The short sale proceeds utilized by the Fund to leverage investments are collateralized by all or a portion of the Fund’s portfolio. Accordingly, the Fund may pledge securities in order to effect short sales, utilize short sale proceeds or otherwise obtain leverage for investment or other purposes. Should the securities pledged to brokers to secure the Fund’s margin accounts decline in value, the Fund could be subject to a “margin call”, pursuant to which the Fund must either deposit additional funds or securities with the broker or suffer mandatory liquidation of all or a portion of the pledged securities to compensate for the decline in value. The banks and dealers that provide leverage to the Fund have discretion to change the Fund’s margin requirements at any time. Changes by counterparties in the foregoing may result in large margin calls, loss of leverage and forced liquidations of positions at disadvantageous prices. There can be no assurance that the Fund will be able to secure or maintain adequate leverage to pursue its investment strategy. The utilization of short sale proceeds for leverage will cause the Fund to be subject to higher transaction fees and other costs.

●	Strategy Risk: Because the Fund utilizes an enhanced index or “index plus” strategy and the Adviser actively manages individual securities in addition to the Index Investment, the Fund’s investment exposure to individual securities will not match those of the Index and the Fund’s performance may not correlate with the performance of an Index.

●	Database Errors: The investment strategy used by the Adviser relies on proprietary databases and third-party data sources. Data entries made by the Adviser’s team of financial analysts or third-parties may contain errors, as may the database system used to store such data. Any errors in the underlying data sources, data entry or database may result in the Fund acquiring or selling investments based on incorrect information. When data proves to be incorrect, misleading, flawed or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on such data the Adviser may be induced to buy or sell certain investments it would not have if the data was correct. As a result, the Fund could incur losses or miss out on gains on such investments before the errors are identified and corrected.

●	Systems Risk: The Fund depends on the Adviser to develop and implement appropriate systems for its activities. The Adviser relies extensively on computer programs and systems to implement and monitor the Fund’s investment strategy. The development, implementation and maintenance of these systems is complex and involves substantial research and modeling (which is then generally translated into computer code and manual and automated processes) and the retrieval, filtering, processing, translation and analysis of large amounts of financial and other corporate data. As a result, there is a risk of human or technological errors affecting the portfolio construction process and order origination, including errors in programming (e.g., “bugs” and classic coding errors), modeling, design, translational errors and compatibility issues with data sets and among systems. Similarly, with regard to trading and other systems or equipment that the Adviser utilizes, any or all of the following events may occur: (i) failures or interruptions in access to or the operations of such systems or equipment; (ii) loss of functionality; (iii) corruption; (iv) compromises in security; (v) loss of power; and (vi) other situations that adversely affect such systems or equipment. There can be no guarantee that such defects or issues will be identified in time to avoid a material adverse effect on the Fund. For example, such failures could cause the Adviser to be induced to buy or sell certain investments it would not have if the failure had not occurred.

●	High Portfolio Turnover Risk: The Fund may sell its securities, regardless of the length of time that they have been held, if the Adviser determines that it would be in the Fund’s best interest to do so. The Fund frequently adjusts the size of its long and short positions. These transactions increase the Fund’s “portfolio turnover” and the Fund will experience a high portfolio turnover rate (over 100%). High turnover rates generally result in higher brokerage costs, may have adverse tax consequences and therefore may reduce the Fund’s returns. Frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.

Performance Information

The bar chart and performance table shown below provide some indication of the risks of investing in the Fund by showing the Fund’s performance for the past seven calendar years and by showing how the Fund’s average annual returns for one year, five years and since inception periods compared with those of the S&P 500® Total Return Index, a broad measure of market performance. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.GothamFunds.com or by calling the Fund toll-free at (877) 974-6852.

During the periods shown in the chart:

Best Quarter	Worst Quarter
17.68%	(21.26)%
(June 30, 2020)	(March 31, 2020)

Gotham Enhanced 500 Plus Fund Class I Shares Average Annual Total Returns for the periods ended December 31, 2023	1 Year	5 Years	Since Inception (September 30, 2016)
Class I Shares Return Before Taxes	24.43%	13.14%	12.40%
Return After Taxes on Distributions[1]	22.92%	11.09%	10.23%
Return After Taxes on Distributions and Sale of Shares[1]	15.45%	10.19%	9.60%
The S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)[2]	26.29%	15.69%	13.51%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
[2]	The S&P 500® Total Return Index is a widely recognized unmanaged index of 500 common stocks, which are generally representative of the U.S. stock market as a whole. The returns provided for the S&P 500® Total Return Index include the reinvestment of dividends.

Management of the Fund

Investment Adviser

Gotham Asset Management, LLC serves as the Fund’s investment adviser.

Portfolio Managers

●	Joel Greenblatt is a Managing Principal and Co-Chief Investment Officer of Gotham and has been a Portfolio Manager to the Fund since its inception in 2016.

●	Robert Goldstein is a Managing Principal and Co-Chief Investment Officer of Gotham and has been a Portfolio Manager to the Fund since its inception in 2016.

Purchase and Sale of Fund Shares

Shares of the Fund may be purchased and sold (redeemed) on any business day when the New York Stock Exchange (the “Exchange”) is open for regular trading. Such purchases and redemptions can be made through a broker-dealer or other financial intermediary or directly with the Fund by sending a completed application to the addresses below. For applications and more information call Shareholder Services toll-free at (877) 974-6852 (“Shareholder Services”).

Regular Mail: Gotham Funds FundVantage Trust c/o BNY Mellon Investment Servicing P.O. Box 534445 Pittsburgh, PA 15253-4445	Overnight Mail: Gotham Funds FundVantage Trust c/o BNY Mellon Investment Servicing Attention: 534445 500 Ross Street, 154-0520 Pittsburgh, PA 15262 (877) 974-6852

Purchase by Wire for Accounts Held Directly with the Fund

Please contact Shareholder Services toll-free at (877) 974-6852 for current wire instructions.

Minimum Investment Requirements

The minimum initial investment for shares is $25,000 and the minimum for each subsequent investment is $250.

Redemption by Telephone for Accounts Held Directly with the Fund

Call Shareholder Services toll-free at (877) 974-6852.

Purchases and Redemptions for Accounts Held through a Financial Intermediary

Contact your financial intermediary.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Such distributions are not currently taxable when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. However, subsequent withdrawals from any tax-deferred account in which the shares are held may be subject to federal income tax. All prospective investors and shareholders are urged and advised to consult their own tax adviser regarding the effects of an investment in a Fund on their particular tax situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. In addition, if you purchase the Fund through a broker-dealer, you may be required to pay a commission to your broker depending on your arrangements with them. Ask your salesperson or visit your financial intermediary’s website for more information or visit www.GothamFunds.com.

MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

INVESTMENT OBJECTIVES

The Gotham Absolute Return Fund (the “Absolute Return Fund”) seeks to achieve long-term capital appreciation and to achieve positive returns during most annual periods in an efficient, risk-adjusted manner. The Gotham Enhanced Return Fund (the “Enhanced Return Fund”), Gotham Large Value Fund (the “Large Value Fund”) and Gotham Enhanced S&P 500 Index Fund (“Enhanced S&P 500 Index Fund”) seek long-term capital appreciation. The Gotham Neutral Fund (the “Neutral Fund”) seeks to achieve long-term capital appreciation with minimal correlation to the general stock market. The Gotham Index Plus Fund (the “Index Plus Fund”) seeks to outperform the S&P 500® Index over most annual periods. The Index Plus Fund attempts to outperform the S&P 500® Index net of the Fund’s fees and expenses. The Gotham Hedged Core Fund (“Hedged Core Fund”) seeks long-term capital appreciation and to achieve positive returns during most annual periods in an efficient, risk-adjusted manner. The Gotham Defensive Long 500 Fund (the “Defensive Long 500 Fund”), Gotham Total Return Fund (the “Total Return Fund”) and Gotham Enhanced 500 Plus Fund (the “Enhanced 500 Plus Fund”) seek long-term capital appreciation. Although no changes are anticipated, the investment objectives of each of the Absolute Return Fund, Enhanced Return Fund, Neutral Fund, Index Plus Fund, Large Value Fund, Enhanced S&P 500 Index Fund, Hedged Core Fund, Defensive Long 500 Fund, Total Return Fund and Enhanced 500 Plus Fund (each a “Fund” and collectively the “Funds”) may be changed by the Trust’s Board of Trustees without shareholder approval upon written notice to shareholders. There is no guarantee that a Fund will achieve its investment objective.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES

While each Fund will be managed according to the Adviser’s investment philosophy, the holdings and performance of the Funds and other investment vehicles managed by the Adviser are expected to differ. Such differences may be the result of various factors, including, varying gross and net exposure levels, asset flows, the universe of stocks each Fund chooses from (including the relevant market capital spectrum), and other factors determined relevant by the Adviser.

The Funds’ principal investment strategies are discussed in the “Fund Summaries” section. These are the strategies that the Adviser (as defined below) intends to use on a day-to-day basis to achieve a Fund’s investment objective. This section provides more information about other strategies the Funds’ may use under normal market conditions. Additional information about these investment strategies and practices and related risks, and other strategies the Funds’ may use, is also provided in the Funds’ Statement of Additional Information (“SAI”).

Exchange Traded Funds

Each Fund may invest in shares of exchange traded funds or “ETFs” as described below and (if applicable) in its respective Fund Summary. The Funds may invest in ETFs, including to manage capital flows. ETFs are registered investment companies whose shares are publicly traded on a securities exchange and track a securities market index. As a shareholder in an investment company, a Fund would bear its pro-rata portion of an ETF’s expenses, including advisory fees, except with respect to investments in the underlying funds, in addition to its own expenses. Although the Investment Company Act of 1940 (the “1940 Act”) limits investments by registered investment companies in the securities of other investment companies, registered investment companies, including the Funds, are permitted to invest in certain ETFs beyond the limits set forth in the 1940 Act, subject to certain terms and conditions including entering into an agreement with such ETF. Investments in ETFs are subject to a variety of risks, including all of the risks of a direct investment in the underlying securities that the ETF holds. ETFs are also subject to certain additional risks, including, the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track, and the risk of trading in an ETF halting due to market conditions or other reasons, based on the policies of the exchange upon which the ETF trades. In addition, a Fund may bear, along with other shareholders of an ETF, its pro rata portion of the ETF’s expenses, including management fees. Accordingly, in addition to bearing their proportionate share of a Fund’s expenses, a Fund’s shareholders may also indirectly bear similar expenses of an ETF.

Temporary Defensive Positions/Cash Management

In anticipation of or in response to adverse market or other conditions or atypical circumstances such as unusually large cash inflows or redemptions, each Fund may also temporarily hold all or a larger than normal portion of its assets in U.S. Government securities, money market funds, cash or cash equivalents. The Adviser will determine when market conditions warrant temporary defensive measures. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategy and, as a result, there is no assurance that a Fund will achieve its investment objective.

Additional Information about Investment Strategies for the Absolute Return Fund, Enhanced Return Fund and Neutral Fund:

The Funds will generally invest in companies traded on U.S. markets, but may also invest in other equity and equity-related securities of both U.S. issuers and foreign issuers. Each of the Absolute Return Fund, Enhanced Return Fund and Neutral Fund currently obtains its long exposure through direct investment in securities and through one or more swaps and its short exposure through one or more swaps. Each of the Enhanced Return Fund and Neutral Fund may obtain its short exposure through direct investment in securities. The Absolute Return Fund, Enhanced Return Fund and Neutral Fund may invest in companies of any size.

The Absolute Return Fund and Neutral Fund may, and the Enhanced Return Fund does, invest some or all of the long portion of the portfolio in one or more exchange-traded funds (“ETFs”) or mutual funds that invest in U.S. securities. Each of the Enhanced Return Fund and Neutral Fund may invest some or all of the short portion of the portfolio in one more ETFs or mutual funds that invest in U.S. securities. Such ETFs and mutual funds may include ETFs or mutual funds advised or sub-advised by the Adviser. Presently, the Enhanced Return Fund invests some or all of the long portion of the Fund’s portfolio in the Gotham Enhanced 500 ETF and the Gotham 1000 Value ETF. The Gotham Enhanced 500 ETF is an actively managed ETF sub-advised by Gotham that invests in securities of issuers included in the Index weighted based on the Gotham’s assessment of value and each security’s weight in the Index. The Gotham 1000 Value ETF is an actively managed ETF sub-advised by Gotham that generally invests in equity securities of 400-600 mid- to large-capitalization companies chosen from a universe of the largest 1,400 companies listed on U.S. stock exchanges measured by market capitalization. The Enhanced Return Fund and Neutral Fund may invest some or all of the short portion of the Fund’s portfolio in the Gotham Short Strategies ETF. The Gotham Short Strategies ETF is an activity managed ETF sub-advised by Gotham that invests in long and short positions of equity and equity-related securities, primarily of companies traded on U.S. markets, either directly or through derivatives.

With respect to the Absolute Return Fund, the Adviser seeks to maintain the Fund’s net exposure, which is the value of the Fund’s long positions minus its short positions, below 70%, but plans to maintain a positive net exposure in most market environments. The Adviser expects that the Absolute Return Fund’s gross exposure, which is the value of the Fund’s long positions plus its short positions, will generally be below 190% under normal circumstances. For example, if the Fund starts with $100 in cash and then sells (or shorts) $60 of securities and purchases $120 of securities, the Fund would have a net exposure of 60%

(120% long positions less 60% short positions) and a gross exposure of 180% (120% long positions plus 60% short positions). This example is for explanatory purposes only and is not intended to indicate the Fund’s anticipated or actual exposures at any time.

The Adviser seeks to maintain the Enhanced Return Fund’s net exposure in the range of approximately 70 – 100% during normal market conditions and expects that the Enhanced Return Fund’s gross exposure will generally not exceed 250% under normal circumstances.

The Adviser seeks to maintain the Neutral Fund’s net exposure in the range of approximately 0% – 30% during normal market conditions.

Additional Information about Investment Strategies for the Index Plus Fund:

The Index Plus Fund seeks to achieve its investment objective by investing under normal circumstances in long and short positions of equity securities and equity-related securities. The Adviser invests a portion of the assets in securities intended to track or exceed the performance of the S&P 500® Index (the “Index”) and additional exposure to a long/short portfolio (the “Long/Short Portfolio”), consisting of long and short positions, generally selected from the largest 500 to 700 U.S. companies by market capitalization. The Index Plus Fund will have economic exposure to the Index of approximately 100%.

The Fund obtains exposure to the Index or invest some or all of the long portion of the Long/Short Portfolio through investment in one or more exchange-traded funds (“ETFs”) or mutual funds intended to track or exceed the performance of the Index. Such ETFs and mutual funds may include ETFs or mutual funds advised or sub-advised by the Adviser. Presently, the Fund obtains some or all of its exposure to the Index and/or invests some or all of the long portion of the Long/Short Portfolio through its investment in the Gotham Enhanced 500 ETF. The Gotham Enhanced 500 ETF is an actively managed ETF sub-advised by Gotham that invests in securities of issuers included in the Index weighted based on the Gotham’s assessment of value and each security’s weight in the Index.

The Long/Short Portfolio consists of long positions in securities that the Adviser believes to be undervalued and short positions in securities that the Adviser believes to be overvalued, based on the Adviser’s analysis of the issuer’s financial reports and market valuation.

Under normal market conditions, the Index Plus Fund targets a net exposure of approximately 100% and a gross exposure in the range of approximately 250 – 290%.

The Long/Short Portfolio may include long and short securities that are also part of the Index Portfolio. To limit offsetting long and short positions in the same securities,

positions in the Index Portfolio and Long/Short Portfolio are netted against each other such that the Fund achieves the net and gross exposures described above.

The Fund currently obtains its long exposure through direct investment in securities, investments in other ETFs and through one or more swaps and its short exposure through one or more swaps. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in individual securities included in the Index and/or ETFs intended to track or exceed the investment results of the Index. This 80% policy may be changed by the Board of Trustees upon 60 days’ written notice to shareholders.

Additional Information about Investment Strategies for the Large Value Fund:

The Large Value Fund primarily invests in U.S. common stocks of companies listed in the S&P 500® Index, but may invest in other large capitalization companies, primarily selected from the largest 500 – 700 U.S. companies based on market capitalization.

The Fund has adopted a non-fundamental investment policy of investing, under normal conditions, at least 80% of its net assets in the securities of large capitalization companies (which for purposes of this policy, are those companies with market capitalizations similar to companies in the Russell 1000® Index or the S&P 500® Index). For purposes of this 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes. This 80% policy may be changed without shareholder approval by the Board of Trustees upon 60 days’ written notice to shareholders.

Additional Information about Investment Strategies for the Enhanced S&P 500 Index Fund:

The Fund may or may not hold all of the securities in the S&P 500® Index. The Fund will generally invest at least 80% of its assets in securities of the S&P 500® Index. This 80% policy may be changed by the Board of Trustees upon 60 days’ written notice to shareholders. The Fund may obtain exposure to the Index through investment in one or more exchange-traded funds (“ETFs”) or mutual funds intended to track or exceed the performance of the Index. Such ETFs and mutual funds may include ETFs or mutual funds advised or sub-advised by the Adviser.

Additional Information about Investment Strategies for the Hedged Core Fund:

The Hedged Core Fund seeks to achieve its investment objectives by investing under normal circumstances in long and short positions of equity securities generally selected from the largest 1000 U.S. companies by market capitalization.

The Hedged Core Fund targets a net exposure in the range of approximately 70-100% during normal market conditions. The Adviser expects that the Hedged Core Fund’s gross exposure will be in the range of approximately 175 – 200% under normal circumstances.

Additional Information about Investment Strategies for the Defensive Long 500 Fund:

In constructing the portfolio, the Adviser pursues a defensive investment style, meaning it seeks to mitigate downside risk in declining markets. The Adviser seeks to maintain the net exposure of the Defensive Long 500 Fund in the range of approximately 70 – 100% during normal market conditions. The Adviser generally expects that the gross exposure for the Defensive Long 500 Fund will not exceed 290% under normal circumstances. The Defensive Long 500 Fund invests primarily in U.S. common stocks of companies listed in the S&P 500® Index, but may invest in other large capitalization companies, generally selected from the largest 500 to 700 U.S. companies by market capitalization. The Defensive Long 500 Fund will obtain its long and short exposure through the use of one or more swaps.

Additional Information about Investment Strategies for the Total Return Fund:

The Total Return Fund allocates the majority of its assets among mutual funds and ETFs advised or sub-advised by Gotham (each an “underlying fund” and collectively, the “underlying funds”). Each of the underlying funds utilizes a long/short equity strategy with varying levels of net exposure (long positions less short positions) or a long-only equity strategy. Certain of the underlying funds obtain long and short exposure through the use of one or more swaps. The Fund’s allocation to the underlying funds and investments may be rebalanced based on the Adviser’s current assessment of market conditions.

As a fund of funds, in addition to the underlying funds, the Fund may purchase shares of other registered investment companies, including ETFs, where the investment adviser is not the same as, or affiliated with, Gotham. The Fund may also invest in equity and equity-related securities directly.

When investing in equity and equity-related securities, the Adviser will purchase securities it believes are undervalued and short securities it believes are overvalued.

Additional Information about Investment Strategies for the Enhanced 500 Plus Fund:

The Enhanced 500 Plus Fund seeks to achieve its investment objective by investing under normal circumstances in long and short positions of equity securities. The Adviser invests a portion of the assets in securities included in the

S&P 500® Index (the “Index”) but not necessarily in the same weightings within the Index (the “Long Portfolio”). The Fund also has additional exposure to a long/short portfolio (the “Long/Short Portfolio”), consisting of long and short positions in securities listed in the Index, but may invest in other large capitalization companies, generally selected from the largest 500 – 700 U.S. companies based on market capitalization.

The Long Portfolio generally consists of long positions in the securities that comprise the Index that are weighted based on the Adviser’s assessment of value and the individual security’s Index weight. The Long/Short Portfolio consists of long positions in securities that the Adviser believes to be undervalued and short positions in securities that the Adviser believes to be overvalued, based on the Adviser’s analysis of the issuer’s financial reports and market valuation.

The Enhanced 500 Plus Fund seeks to maintain its net exposure, which is the value of the Fund’s long positions minus its short positions, in the range of approximately 70 – 100% during normal market conditions. The Adviser expects that the Fund’s gross exposure, which is the value of the Fund’s long positions plus its short positions, will be in the range of 160% – 220% under normal circumstances.

RISKS

Principal Risks

The following is a list of certain the principal risks that may apply to your investment in a Fund. The Absolute Return Fund, Enhanced Return Fund, Neutral Fund, Index Plus Fund and Enhanced S&P 500 Index Fund generally intend to allocate a portion of their assets in the underlying funds. Accordingly, the following risks may apply to the Index Plus Fund and Total Return Fund either directly or indirectly through the Fund’s investment in the underlying funds. Further information about investment risks is available in the Fund’s SAI:

●	Equity Risk (All Funds): The Funds invest primarily in equity and equity-related securities. Equity and equity-related securities are subject to greater fluctuations in market value than certain other asset classes. Factors that could impact the market value include a company’s business performance, investor perceptions, stock market trends and general economic conditions. The rights of equity holders are subordinate to all other claims on a company’s assets, including debt holders. Equity ownership risks the loss of all or a substantial portion of the investment.

●	Market Risk (All Funds): The values of, and/or the income generated by, securities held by the Funds may decline due to factors that are specifically related to a particular company, as well as general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, or adverse investor sentiment generally. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Geopolitical events, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are global economic powers, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as environmental and natural disasters, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy.

●	Value Style Risk (All Funds): The Adviser buys securities, on behalf of the Funds, that it believes are undervalued. Investing in “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudges those values. In addition, value stocks may fall out of favor with investors and underperform other stocks (such as growth stocks) during given periods. Conversely, the Funds (except the Large Value Fund and Enhanced S&P 500 Index Fund) short securities the Adviser believes are overvalued. This presents the risk that a stock’s value may not decrease to what the Adviser believes is its true market value because the market fails to recognize what the Adviser considers to be the company’s value, because the Adviser misjudges that value or because the Adviser is required to purchase the security before its investment thesis could be realized.

●	Underlying Fund Risk (All Funds except Large Value Fund, Hedged Core Fund, Defensive Long 500 Fund and Enhanced 500 Plus Fund): The ability of the Funds to meet their investment objective is directly related to the ability of an underlying fund to meet its objective as well as the Funds’ allocation to the underlying fund. The value of an underlying fund’s investments, and the NAVs of the shares of both the Funds and an underlying fund, will fluctuate in response to various market and economic factors related to the equity markets, as well as the financial condition and prospects of issuers in which an underlying fund invests. There can be no assurance that the underlying fund will achieve its investment objective. The Funds are subject to the risks of an underlying fund to the extent of the Funds’ respective allocations of assets to an underlying fund.

●	Derivatives Risk (All Funds except Large Value Fund, Enhanced S&P 500 Index Fund, Hedged Core Fund and Enhanced 500 Plus Fund): Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying assets, financial benchmarks or indices, such as futures, options, swap agreements and forward contracts. The value of a derivative depends largely upon price movements in the underlying instrument. Many of the risks applicable to trading the underlying instrument are also applicable to derivatives trading. However, derivatives trading is subject to a number of additional risks. Transactions in certain derivatives are subject to clearance on a U.S. national exchange and to regulatory oversight, while other derivatives are subject to risks of trading in the over-the-counter markets or on non-U.S. exchanges. A small investment in derivative instruments could have a potentially large impact on the Fund’s performance. Over-the-counter derivatives are subject to the risk of mispricing or improper valuation of the derivative.

The Funds have entered into swap agreements. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long-term or short-term interest rates, foreign currency values, corporate borrowing rates, or other factors such as security prices, baskets of securities, or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A Fund is not limited to any particular form of swap agreement if the Adviser determines that other forms are consistent with a Fund’s investment objective and policies.

Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s portfolio. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, individual equity values or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, a Fund must be prepared to make such payments when due. In addition, the value of a swap agreement is likely to decline if the counterparty’s creditworthiness declines. Such a decrease in value might cause a Fund to incur losses.

As a result of the Dodd-Frank Act, swaps are now subject to increased regulation than they were previously. Such regulation may limit the Fund’s ability to use swaps and increase the cost of using swaps.

●	Counterparty Risk (All Funds except Large Value Fund, Enhanced S&P 500 Index Fund, Hedged Core Fund and Enhanced 500 Plus Fund): Certain of the derivatives entered into by a Fund may not be traded on an exchange but instead will be privately negotiated in the over-the-counter market. This means that these instruments are traded between counterparties based on contractual relationships. Relying on a counterparty exposes a Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing a Fund to suffer a loss. If a counterparty defaults on its payment obligations to a Fund, this default will cause the value of an investment in a Fund to decrease. In addition, to the extent a Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. A Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of a Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by a Fund.

In situations in which a Fund is required to post margin or other collateral with a counterparty, including with a futures commission merchant or a clearing organization for futures or other derivative contracts, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, a Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors and a Fund may be exposed to the risk of being treated as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

The Funds are subject to the risk that issuers of the instruments in which they invest and trade may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that a Fund will not sustain a loss on a transaction as a result.

Transactions entered into by a Fund may be cleared and settled through various clearing houses, custodians, depositories and prime brokers. A failure by any such entity may lead to a loss to a Fund.

●	Short Sale Risk (All Funds Except Large Value Fund and Enhanced S&P 500 Index Fund): The Funds engage in short sales of securities. The Funds may short sell securities if the Adviser believes the securities are overvalued. A Fund may also use derivative instruments to create a position that is economically similar to a short sale. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

Making short sales in securities that it does not own exposes a Fund to risks associated with those securities. As a result, if a Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which such Fund closes the position. A Fund will realize a gain if the security declines in price between those dates. There can be no assurance that a Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

A Fund will comply with guidelines established by the Securities and Exchange Commission and other applicable regulatory bodies with respect to coverage of short sales. A Fund will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees. Segregation of a large percentage of a Fund’s assets could impede the Adviser’s ability to manage a Fund’s portfolio. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. A Fund will engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

A Fund may use prime brokers with respect to its shorting strategy, which involves counterparty risk (See “Counterparty Risk”), including the risk that a prime broker may default on its obligation or become insolvent and that the Fund may lose its collateral deposit or short sale proceeds.

●	Leverage (All Funds Except Large Value Fund and Enhanced S&P 500 Index Fund): Each Fund utilizes leverage in its investment program. The use of leverage allows a Fund to make additional investments, thereby increasing its exposure to assets, such that its total assets may be greater than its capital. However, leverage also magnifies the volatility of changes in the value of the Fund’s portfolio. The effect of the use of leverage by a Fund in a market that moves adversely to its investments could result in substantial losses to the Fund, which would be greater than if a Fund were not leveraged.

●	Liquidity Risk (All Funds except Large Value Fund, Enhanced S&P 500 Index Fund and Enhanced 500 Plus Fund): A Fund may be subject to liquidity risk primarily due to investments in derivatives. A Fund may invest up to 15% of its net assets in illiquid securities or instruments. Certain derivatives, such as swaps, forward contracts and options may not be readily marketable and, therefore, may be deemed to be illiquid. An asset is not readily marketable if it cannot be sold within seven business days in the ordinary course of business for approximately the amount at which it is valued. Investments in illiquid assets involve the risk that the Fund may be unable to sell the asset or sell it at a reasonable price. In addition, a Fund may be required to liquidate positions or close out derivatives on unfavorable terms at a time contrary to the interests of a Fund in order to raise cash to pay redemptions.

An investment in derivatives is also subject to the risk that a Fund may not be able to terminate the derivatives effective on whatever date it chooses, or that the settlement of any early termination may depend on subsequent market movements. As a result, a Fund may be exposed to the risk of additional losses due to such delays.

●	Strategy Risk (Index Plus Fund, Enhanced S&P 500 Index Fund, Enhanced 500 Plus Fund and Total Return Fund): Because the Fund utilizes an enhanced index or “index plus” strategy and the Adviser actively manages individual securities in addition to the Index Investment, the Fund’s investment exposure to individual securities will not match those of the Index and the Fund’s performance may not correlate with the performance of an Index.

●	Database Errors (All Funds): The investment strategies used by the Adviser rely on proprietary databases and third-party data sources. Data entries made by the Adviser’s team of financial analysts or third-parties may contain errors, as may the database system used to store such data. Any errors in the underlying data sources, data entry or database may result in a Fund acquiring or selling investments based on incorrect information. When data proves to be incorrect, misleading, flawed or incomplete, any decisions made in reliance thereon expose a Fund to potential risks. For example, by relying on such data the Adviser may be induced to buy or sell certain investments it would not have if the data was correct. As a result, a Fund could incur losses or miss out on gains on such investments before the errors are identified and corrected.

●	Systems Risks (All Funds): The Funds depend on the Adviser to develop and implement appropriate systems for its activities. The Adviser relies extensively on computer programs and systems to implement and monitor a Fund’s investment strategy. The development, implementation and maintenance of these systems is complex and involves substantial research and modeling (which is then generally translated into computer code and manual and automated processes) and the retrieval, filtering, processing, translation and analysis of large amounts of financial and other corporate data. As a result, there is a risk of human or technological errors affecting the portfolio construction process and order origination, including errors in programming (e.g., “bugs” and classic coding errors), modeling, design, translational errors and compatibility issues with data sets and among systems. Similarly, with regard to trading and other systems or equipment that the Adviser utilizes, any or all of the following events may occur: (i) failures or interruptions in access to or the operations of such systems or equipment; (ii) loss of functionality; (iii) corruption; (iv) compromises in security; (v) loss of power; and (vi) other situations that adversely affect such systems or equipment. There can be no guarantee that such defects or issues will be identified in time to avoid a material adverse effect on the Fund. For example, such failures could cause the Adviser to be induced to buy or sell certain investments it would not have if the failure had not occurred.

●	Small and Mid-Cap Securities Risk (Absolute Return Fund, Enhanced Return Fund, Neutral Fund and Total Return Fund): Investments in small and mid-cap companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes, and as a result, may be less liquid than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short-term. Further, because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

●	High Portfolio Turnover Risk (All Funds): The Funds may sell securities, regardless of the length of time that they have been held, if the Adviser determines that it would be in a Fund’s best interest to do so. These transactions will increase a Fund’s “portfolio turnover” and a Fund will experience a high portfolio turnover rate (over 100%). High turnover rates generally result in higher brokerage costs, may have adverse tax consequences and therefore may reduce a Fund’s returns. Frequent purchases and sales of portfolio securities may result in higher fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.

●	Securities Lending Risk (All Funds Except Large Value Fund and Enhanced S&P 500 Index Fund): A Fund may make secured loans of its portfolio securities in an amount not exceeding 33⅓% of the value of such Fund’s total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities and possible loss of rights in the collateral should the borrower fail financially, including possible impairment of a Fund’s ability to vote the securities on loan. If a loan is collateralized by cash, a Fund typically invests the cash collateral for its own account and may pay a fee to the borrower that normally represents a portion of the Fund’s earnings on the collateral. Because a Fund may use collateral to purchase any investments in accordance with its investment objective, a Fund’s securities lending transactions may result in investment leverage. A Fund bears the risk that the value of investments made with collateral may decline.

●	Asset Allocation Risk (Total Return Fund): The risk that the selection of the underlying funds by the Adviser and the allocation of the Fund’s assets among the various underlying funds will cause the Fund to underperform other funds with a similar investment objective. The Fund’s investment in any one underlying fund or asset class may exceed 25% of the Fund’s total assets, which may cause it to be subject to greater risk than a more diversified fund.

●	OTC Trading Risk (All Funds except Large Value Fund, Enhanced S&P 500 Index Fund, Hedged Core Fund and Enhanced 500 Plus Fund): Certain of the derivatives in which a Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. Such derivative instruments are often highly customized. In addition, while the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and lacks transparency with respect to the terms of OTC transactions. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

●	ETF Risk (All Funds): A Fund may invest in ETFs, which are typically open-end investment companies or unit investment trusts. By investing in securities of an ETF, a Fund’s shareholders will indirectly bear its proportionate share of any fees and expenses of the ETF in which a Fund invests, except with respect to investments in the underlying funds. This is in addition to the Fund’s own fees and expenses. As a result, your cost of investing may be higher than the cost of investing directly in the ETFs and may be higher than mutual funds that invest directly in stocks and bonds. ETFs are subject to the following risks: (i) the market price of an ETF’s shares may trade above or below its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) trading of an underlying ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally; or (iv) the ETF may fail to achieve close correlation with the index that it tracks due to a variety of factors, such as rounding of prices and changes to the index and/or regulatory policies, resulting in the deviation of the ETF’s returns from that of its corresponding index. Some ETFs may be thinly traded, and the resulting higher costs associated with respect to purchasing and selling the ETFs will be borne by the Fund.

Other Risks: In addition to the principal risks described above, the Funds may also be subject to the following risk.

●	Cyber Security Risk (All Funds): As part of its business, the Adviser processes, stores and transmits large amounts of electronic information, including information relating to the transactions of the Funds. The Adviser and Funds may be susceptible to operational and information security risk. Cyber security failures or breaches of the Adviser or the Funds’ other service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of a Fund’s shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties and/or reputational damage. The Funds and their shareholders could be negatively impacted as a result.

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of their portfolio securities is available in the Funds’ SAI, which is available, free of charge, by calling Shareholder Services toll-free at (877) 974-6852 and on the Funds’ website at www.GothamFunds.com. The SAI may also be viewed or downloaded, free of charge, from the EDGAR database on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

MORE INFORMATION ABOUT MANAGEMENT OF THE FUNDS

The Trust’s Board of Trustees supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

INVESTMENT ADVISER

Gotham is a registered investment adviser located at 825 Third Avenue, Suite 1750, New York, New York 10022. Gotham is a value-oriented investment firm managing long/short and long-only investment strategies. In addition to serving as the investment adviser to the Funds, Gotham provides portfolio management services to other mutual funds, private funds, separately managed accounts and ETFs. Gotham, subject to the general oversight of the Trust’s Board of Trustees, has overall responsibility for directing the investments of each Fund in accordance with its investment objective, policies and limitations.

The aggregate fee paid to the Adviser (net of any fees waived, expenses reimbursed or fees and expenses recouped by the Adviser) for the most recent fiscal year, as a percentage of average daily net assets, is set forth in the table below.

Fund	For the Fiscal Year Ended September 30, 2023
Gotham Absolute Return Fund	1.27%
Gotham Enhanced Return Fund	1.00%
Gotham Neutral Fund	1.04%
Gotham Index Plus Fund	0.68%
Gotham Large Value Fund	0.29%
Gotham Enhanced S&P 500 Index Fund	0.35%
Gotham Hedged Core Fund	0.70%
Gotham Defensive Long 500 Fund	0.61%
Gotham Total Return Fund	0.00%
Gotham Enhanced 500 Plus Fund	0.00%

To the extent that any portion of a Fund’s assets are invested in underlying funds, Gotham has agreed to reduce the Fund annual investment advisory fee by the dollar amount of “total annual fund operating expenses after fee waivers” attributable to Fund assets invested in underlying funds.

A discussion of the basis for the Board of Trustees’ approval of the investment management contract between the Adviser and the Trust, on behalf of each Fund, is available in the Funds’ annual report to shareholders dated September 30, 2023.

Effective November 1, 2020, on behalf of the Gotham Enhanced S&P 500 Index Fund, and effective February 1, 2021, on behalf of the Gotham Hedged Core Fund, the Trust entered into a Support, Service and Fee Assumption Agreement (“Agreement”) with the Adviser, pursuant to which the Adviser has agreed to support the Gotham Enhanced S&P 500 Index Fund’s and the Gotham Hedged Core Fund’s non-investment advisory operations by (i) performing or contracting for certain operational support services of the Gotham Enhanced S&P 500 Index Fund and Gotham Hedged Core Fund, and/or (ii) assuming certain of the Gotham Enhanced S&P 500 Index Fund’s and Gotham Hedged Core Fund’s payment obligations, including such payment obligations specified in contracts between the Fund and its service providers and other Trust expenses incurred by or otherwise allocated to the Gotham Enhanced S&P 500 Index Fund and the Gotham Hedged Core Fund by the Trust. In exchange for the performance and/or assumption of services and payment obligations, the Adviser is entitled to a fee, computed daily and payable monthly, of the lesser of (i) the annualized rate of 0.15% of the Gotham Enhanced S&P 500 Index Fund’s and the Gotham Hedged Core Fund’s average daily net assets, or (ii) the actual amount of the Adviser’s payment obligation under the Agreement.

The Adviser will experience conflicts of interest in connection with the management of the Funds, relating to: (i) the allocation of the Adviser’s time and resources between the Funds and other investment activities and clients; (ii) the allocation of investment opportunities by the Adviser and its affiliates among the Funds and other clients; (iii) compensation to the Adviser; (iv) the formation of additional investment funds by the Adviser; (v) differing recommendations given by the Adviser to the Funds versus other clients; and (vi) restrictions on the Adviser’s use of “inside information” with respect to potential investments by the Funds. Personnel of the Adviser have and may in the future also take positions in securities which may be the same as, or contrary to, positions in the Funds. The Adviser has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts of interest that may arise in connection with the management of the Funds and accounts and that are designed to ensure that all client accounts are treated fairly and equitably over time.

In addition, the Funds are subject to investments imposed by the 1940 Act. Private funds and accounts managed by the Adviser are not subject to these restrictions. For these and other reasons, a Fund’s performance may differ significantly from the results achieved by other accounts. The Funds’ SAI provides additional information about conflicts of interest.

PORTFOLIO MANAGERS

Joel Greenblatt, Co-Chief Investment Officer & Portfolio Manager, serves as a Managing Principal and Co-Chief Investment Officer of Gotham Asset Management, LLC, the successor to the investment advisory business of Gotham Capital, an investment firm he founded in 1985. For over two decades, Mr. Greenblatt was a professor on the adjunct faculty of Columbia Business School teaching “Value and Special Situation Investing.” Mr. Greenblatt formerly served as a director of Pzena Investment Management, Inc., a global investment management firm, and on the Investment Boards of the University of Pennsylvania and the UJA Federation. Mr. Greenblatt is the author of You Can Be A Stock Market Genius (Simon & Schuster, 1997), The Little Book that Beats the Market (Wiley, 2005), The Little Book that Still Beats the Market (Wiley, 2010), and The Big Secret for the Small Investor (Random House, 2011), and Common Sense: The Investor’s Guide to Equality, Opportunity and Growth (Columbia University Press, 2020). He was formerly Chairman of the Board of Alliant Techsystems, a NYSE-listed aerospace and defense contractor. He holds a BS (1979) and an MBA (1980) from the Wharton School of the University of Pennsylvania.

Robert Goldstein, Co-Chief Investment Officer & Portfolio Manager, serves as a Managing Principal and Co-Chief Investment Officer of Gotham Asset Management, LLC, the successor to the investment advisory business of Gotham Capital, which he joined in 1989. Mr. Goldstein also founded and served as Managing Partner (1989 – 1997) of Metropolis Partners, a value and special situation investment partnership managing capital on behalf of institutions and wealthy individuals before returning capital to outside investors at the end of 1997. Mr. Goldstein currently serves on the Board of Trustees of the Museum of the City of New York. He holds a BA (1988), magna cum laude, from Tufts University.

The Funds’ SAI provides additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager and each Portfolio Manager’s ownership of Fund shares.

SHAREHOLDER INFORMATION

PRICING OF SHARES

The price of each Fund’s shares is based on its NAV. The NAV per share of a Fund is calculated as follows:

NAV	=		Value of Assets Attributable to the Shares
		–	Value of Liabilities Attributable to the Shares
Number of Outstanding Shares

Each Fund’s NAV per share is calculated once daily as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m., Eastern time) on each business day (i.e., a day that the Exchange is open for business). The Exchange is generally open on Monday through Friday, except national holidays. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received in good form by an authorized financial institution or the transfer agent, plus any applicable sales charges.

Each Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Board of Trustees. The valuations of securities that trade principally on a foreign market that closes before the time as of which each Fund calculates its NAV will generally be based on an adjusted fair value price furnished by an independent pricing service as of the time NAV is calculated. Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Certain fixed income securities may be valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from a recognized dealer or dealers in those securities. The amortized cost method of valuation may be used to value fixed income securities with 60 days or less remaining until maturity, so long as such amortized cost method approximates fair value. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that a Fund determines the daily NAV per share. Foreign securities may trade on weekends or other days when a Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of a Fund. Investments in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day (which may use fair value pricing as disclosed in their prospectuses).

Securities that do not have a readily available current market value are valued in good faith by the Adviser as “valuation designee” under the oversight of the Trust’s Board of Trustees. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the aforementioned valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Trust’s Board of Trustees. The Adviser’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security or asset values as of the time of pricing. However, fair values for a security or asset determined pursuant to the Adviser’s policies and procedures may not accurately reflect the price that the Fund could obtain if it were to dispose of that security or asset as of the time of pricing.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of the Exchange, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, an exchange or market on which a security trades does not open for trading for the entire day and no other market prices are available. The Adviser as valuation designee will monitor for significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

PURCHASE OF SHARES

Shares of the Funds may be purchased and sold (redeemed) on any business day, normally any day when the Exchange is open for regular trading. Such purchases and redemptions can be made through a broker-dealer or other financial intermediary, or directly with the Funds. Shares are available to individuals, corporations and other institutions such as trusts, endowments, foundations or broker-dealers purchasing for the accounts of others who can meet the required investment minimum.

Shares are offered on a continuous basis by Foreside Funds Distributors LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group) (the “Underwriter”). The shares are sold without the imposition by a Fund of any sale charges. Sales of Institutional Class shares of each Fund’s shares are not subject to a Rule 12b-1 fee. You will not be charged any additional fees by a Fund (other than those described in this Prospectus) if you purchase or redeem shares of a Fund directly through the Fund’s transfer agent, BNY Mellon Investment Servicing.

If you purchase shares through a financial intermediary, you may be charged a brokerage commission on shares transacted in, other transaction-based fees or other fees for the services of such organization. In addition, if you purchase the Fund through a broker-dealer, you may be required to pay a commission to your broker depending on your arrangements with them. If you invest through a financial intermediary or nominee, such as a broker-dealer or financial adviser (rather than directly through a Fund), certain policies and fees regarding your investment in the Funds may be different than those described in this Prospectus. Financial intermediaries and nominees may also charge transaction fees and set different minimum investments or limitations or procedures on buying or selling shares. In addition, the availability of certain classes of shares may be limited to certain intermediary platforms, which means that your eligibility to purchase a specific class of Fund shares may depend on whether your intermediary offers that class.

Certain broker-dealers may regard Institutional Class shares as being “clean” shares, since they do not contain any front-end load, deferred sales charge, or other asset-based fees for sales or distribution. Certain brokers may charge investors commissions or other charges on “clean” shares.

The minimum initial investment in Institutional shares in the Absolute Return Fund, Enhanced Return Fund, Neutral Fund, Index Plus Fund, Large Value Fund and Total Return Fund is $100,000. The minimum additional investment in Institutional shares of these Funds is $250. The minimum initial investment in Institutional shares of the Gotham Enhanced S&P 500 Index Fund is $5,000. The minimum additional investment in Institutional shares of the Fund is $100. The minimum initial investment in Institutional shares of the Gotham Hedged Core Fund, Gotham Defensive Long 500 Fund and Gotham Enhanced 500 Plus Fund is $25,000. The minimum additional investment in Institutional shares of the Gotham Hedged Core, Fund, Gotham Defensive Long 500 Fund and Gotham Enhanced 500 Plus Fund is $250. The minimum initial investment in Investor Class shares of the Gotham Index Plus Fund is $2,500. The minimum additional investment in Investor Class shares of the Gotham Index Plus Fund is $100. The minimum initial investment and additional investment requirement may be waived for persons including, without limitation clients of the Adviser or its affiliates, trustees/directors, officers and employees of the Adviser and its affiliates or the Trust and their spouses, parents and children.

In the event your financial intermediary modifies or terminates its relationship with the Trust, your shares may be redeemed by the Trust unless you make arrangements to (a) transfer your Fund shares to another financial intermediary that is authorized to process Fund orders or (b) establish a direct account with the Trust’s transfer agent by following the instructions under “To Open An Account Directly with a Fund.” To open an account directly with a Fund, you must meet the minimum initial investment amount or, if available, exchange your shares for shares of another class in which you are eligible to invest.

In the event you modify or change your relationship with your financial intermediary through which you invest in the Funds (for instance, from an advisory relationship to a brokerage relationship) you may no longer be eligible to invest in a particular share class and your financial intermediary may exchange your shares for another share class which may be subject to higher expenses and Rule 12b-1 distribution fees.

In addition, the availability of certain classes of shares may be limited to certain intermediary platforms, which means that your eligibility to purchase a specific class of Fund shares may depend on whether your intermediary offers that class.

The Trust is not responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

Purchase Price

Purchase orders are effected at the NAV next computed after a Fund has received your purchase order in good order. Purchase orders placed through a financial intermediary will be deemed to have been received and accepted by a Fund when the financial intermediary receives the purchase order in good order.

Purchase orders received by the transfer agent in good order before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading on the Exchange. Purchase orders received in good order after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day. “Good Order” means that the purchase request is complete and includes all accurate required information. Purchase requests not in good order may be rejected.

It is the responsibility of the financial intermediary or nominee to promptly forward purchase or redemption orders and payments to the Funds on a timely basis. Purchase and redemption requests sent to such financial intermediary or nominee are executed at the NAV next determined after the intermediary receives the request if transmitted to the Fund’s transfer agent in good order. Financial intermediaries may also designate other intermediaries to accept purchase and redemption orders on a Fund’s behalf. Consult your investment representative for specific information.

Distribution Plan

The Trust’s Board of Trustees, with respect to Investor Class shares of the Gotham Index Plus Fund, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act that allows the Gotham Index Plus Fund to pay distribution and service fees for the sale and distribution of Investor Class shares and for services provided to Investor Class Shareholders. Because these fees are paid out of the Gotham Index Plus Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost more than paying other types of sales charges. The distribution plan for Investor Class shares provides for payments of up to 0.25% of the average daily net assets of the Gotham Index Plus Fund’s Investor Class shares.

TO OPEN AN ACCOUNT DIRECTLY WITH A FUND

To Open Account with a Fund Directly By Mail

You may open an account directly with a Fund by mailing a completed application and a check drawn on a U.S. bank payable to a Fund to the addresses below. The application for the Funds may be found by calling Shareholder Services toll-free at (877) 974-6852 (“Shareholder Services”) or at www.GothamFunds.com. If a subsequent investment is being made, the check should also indicate your account number.

When you make purchases by check, a Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 15 business days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Please make sure your check is for at least $100,000 for the Total Return Fund and Institutional Class shares of all Funds (or $5,000 for Enhanced S&P 500 Index Fund, $25,000 for Hedged Core Fund and $250,000 for Defensive Long 500 Fund and Enhanced 500 Plus Fund) and $2,500 for Investor Class shares of Gotham Index Plus Fund. Send the check and application to:

Regular Mail: Gotham Funds FundVantage Trust c/o BNY Mellon Investment Servicing P.O. Box 534445 Pittsburgh, PA 15253-4445	Overnight Mail: Gotham Funds FundVantage Trust c/o BNY Mellon Investment Servicing Attention: 534445 500 Ross Street, 154-0520 Pittsburgh, PA 15262 (877) 974-6852

The Funds will only accept checks drawn on U.S. currency on domestic banks. The Funds will not accept any of the following: cash or cash equivalents, money orders, traveler’s checks, cashier’s checks, bank checks, official checks and treasurer’s checks, payable through checks, third-party checks and third-party transactions.

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in a Fund subject to the satisfaction of enhanced due diligence. While the Funds do not generally accept foreign investors, they may in instances where either (i) an intermediary makes shares of a Fund available or (ii) the transfer agent, in the case of a direct to Fund subscription, has satisfied its internal procedures with respect to the establishment of foreign investor accounts. Please contact the Adviser at (212) 319-4100 for more information.

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you must supply your full name, date of birth, social security number, and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. This information will assist the Funds in verifying your identity. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

To Open An Account Directly with the Fund by Wire

Please contact Fund shareholder services (“Shareholder Services”) toll-free at (877) 974-6852 for current wire instructions.

Please visit www.GothamFunds.com for more information.

Minimum Investment Requirements

The minimum initial investment for Institutional Class shares is $100,000 (or $5,000 for Enhanced S&P 500 Index Fund and $25,000 for Hedged Core Fund, Defensive Long 500 Fund and Enhanced 500 Plus Fund) and the minimum for each subsequent investment is $250 (or $100 for Enhanced S&P 500 Index Fund and $250 for Hedged Core Fund, Defensive Long 500 Fund and Enhanced 500 Plus Fund).

The minimum initial investment for Investor Class shares for Gotham Index Plus Fund, is $2,500 and the minimum for each subsequent investment is $100.

The minimum initial investment and additional investment requirements may be waived for persons including, without limitation clients of the Adviser or its affiliates, trustees/directors, officers and employees of the Adviser and its affiliates or the Trust and their spouses, parents and children. You may purchase shares as specified below.

Sales of Institutional Class shares of each Fund are not subject to a front-end sales charge or a Rule 12b-1 fee.

TO ADD TO AN ACCOUNT DIRECTLY WITH A FUND

By Mail

Fill out an investment slip (which can be found on a previous confirmation) and write your account number on your check. Please make sure your check is for at least $250 for all Institutional Class shares of the Funds (or $100 for Enhanced S&P 500 Index Fund, $5,000 for Total Return Fund, Defensive Long 500 Fund and Enhanced 500 Plus Fund, and $100 for Investor Class shares of the Gotham Index Plus Fund). Mail the slip and your check to:

Regular Mail: Gotham Funds FundVantage Trust c/o BNY Mellon Investment Servicing P.O. Box 534445 Pittsburgh, PA 15253-4445	Overnight Mail: Gotham Funds FundVantage Trust c/o BNY Mellon Investment Servicing Attention: 534445 500 Ross Street, 154-0520 Pittsburgh, PA 15262 (877) 974-6852

By Wire

Call Shareholder Services toll-free at (877) 974-6852 for current wire instructions. The wire must be received by the stock market close, typically 4:00 p.m. Eastern time, for same day processing. Your bank may charge a wire fee.

Automated Clearing House (ACH) Purchase

Shares may be purchased via Automated Clearing House (“ACH”) for initial (online only) and subsequent purchases. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

ACH purchases will be effective at the closing price per share on the same business day for orders placed prior to 4:00 p.m. Eastern time. Orders received thereafter will be effective at the closing price per share on the next business day. The Funds may alter, modify or terminate this purchase option at any time.

Shares purchased by check or via ACH will not be available for redemption until payment for such shares has been received by the Fund. For shares purchased via check, it may take up to 15 business days for a check to clear and the Fund to receive payment. For shares purchased via ACH, it may take up to 15 days for the Fund to receive payment from an ACH transaction.

Online at www.GothamFunds.com

Current shareholders with accounts held directly with the Funds may purchase additional shares at www.GothamFunds.com.

Financial Intermediaries

You may purchase shares of the Funds through a financial intermediary who may charge you a commission on your purchase, may charge additional fees, and may require different minimum investments or impose other limitations on buying and selling shares of the Fund. “Financial intermediaries” include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries and any other firm having a selling, administration or similar agreement with a Fund.

If you invest through a financial intermediary or nominee, such as a broker-dealer or financial adviser (rather than directly through the Fund), certain policies and fees regarding your investment in the Fund may be different than those described in this Prospectus.

It is the responsibility of the financial intermediary or nominee to promptly forward purchase or redemption orders and payments to the Fund on a timely basis. Purchase and redemption requests sent to such financial intermediary or nominee are executed at the NAV next determined after the intermediary receives the request if transmitted to the Fund’s transfer agent in good order. Financial intermediaries may also designate other intermediaries to accept purchase and redemption orders on a Fund’s behalf. Consult your investment representative for specific information.

Contact your financial intermediary for specific information regarding the availability and suitability of various account options described throughout this Prospectus and for specific information with respect to the financial intermediary’s policies regarding minimum purchase and minimum balance requirements and involuntary redemption, which may differ from what is described throughout this Prospectus.

Networking and Sub-Transfer Agency Fees. The Funds or Adviser may also directly enter into agreements with “financial intermediaries” pursuant to which they will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either: (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 distribution or shareholder service fees the financial intermediary may also be receiving. From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their own resources. These payments may be material to financial intermediaries relative to other compensation paid by a Fund and/or the Underwriter, the Adviser and their affiliates. The payments described above may differ and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, the Adviser or their service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

Additional Compensation to Financial Intermediaries. The Adviser and, from time to time, affiliates of the Adviser may also, at their own expense and out of their own resources, provide additional cash payments to financial intermediaries who sell shares of the Funds. These additional cash payments are payments over and above sales communications or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees) payable to a financial intermediary which are disclosed elsewhere in this Prospectus. These additional cash payments are generally made to financial intermediaries that provide sub-accounting, sub-transfer agency, shareholder or administrative services or marketing support. Marketing support may include: (i) access to sales meetings or conferences, sales representatives and financial intermediary management representatives; (ii) inclusion of a Fund on a sales list, including a preferred or select sales list, or other sales programs to which financial intermediaries provide more marketing support than to other sales programs on which the Adviser or its affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of a Fund’s shares in communications with a financial intermediaries’ customers, sales representatives or management representatives; and/or (iv) other specified services intended to assist in the distribution and marketing of a Fund’s shares. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Adviser and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold.

The amount and value of additional cash payments vary for each financial intermediary. The additional cash payment arrangement between a particular financial intermediary and the Adviser or its affiliates may provide for increased rates of compensation as the dollar value of a Fund’s shares or particular class of shares sold or invested through such financial intermediary increases. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend a Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. A financial intermediary and its sales representatives may have similar financial incentives to recommend a particular class of a Fund’s shares over other classes of such Fund’s shares. You should consult with your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser.

Although the Funds may use financial firms that sell the Funds’ shares to effect portfolio transactions for the Funds, the Funds and the Adviser will not consider the sale of a Fund’s shares as a factor when choosing financial firms to effect those transactions.

For more information about these additional cash payments made to financial intermediaries, please refer to the section entitled “Additional Compensation to Financial Intermediaries” located in the SAI.

Rights Reserved by the Funds

The Funds reserve the right to:

●	reject any purchase order;

●	suspend the offering of shares;

●	vary the initial and subsequent investment minimums;

●	waive the minimum investment requirement for any investor;

●	redeem accounts with balances below the minimum after 30 days’ written notice;

●	redeem your shares in the event your financial intermediary’s relationship with the Trust is modified or terminated;

●	subject to applicable law, redeem your shares in other circumstances determined by the Board to be in the best interest of the Funds and

●	redeem your shares if you hold your shares through a financial intermediary and you propose to transfer your shares to another financial intermediary that does not have a relationship with the Trust.

The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

Market Timing and Frequent Trading Policy

The Funds discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position. The Funds are not designed to accommodate market timing or short-term trading. Frequent or excessive trades into or out of a Fund in an effort to anticipate changes in market prices of their investment portfolio is generally referred to as “market timing”. Market timing can adversely impact the ability of the Adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of the Funds. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. This occurs when market timers attempt to trade Fund shares when the NAV of a Fund does not reflect the value of the underlying portfolio securities.

To deter market timing and to minimize harm to a Fund and its shareholders, each Fund (i) charges a redemption fee of 1.00% on shares redeemed within thirty (30) days of purchase, and (ii) reserves the right to restrict, reject or cancel, without prior notice, any purchase order by market timers or by those persons a Fund believes are engaging in similar trading activity that, in the judgment of the Funds or the Adviser, may be disruptive to the Funds. The Funds will not be liable for any loss resulting from rejected purchase orders. No waivers of the provisions of this policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Funds and its shareholders or would subordinate the interests of the Funds and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

The Funds’ Chief Compliance Officer (“CCO”) reviews on an as-needed basis, as determined by the CCO in coordination with the Adviser and other service providers, available information related to the trading activity in the Funds in order to assess the likelihood that the Funds may be the target of market timing or similar trading practices. If, in its judgment, a Fund or the Adviser detects excessive, short-term trading, such Fund may reject or restrict a purchase request and may further seek to close an investor’s account with such Fund. The Funds may modify their procedures from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Each Fund will apply its procedures in a manner that, in the Fund’s judgment, will be uniform.

There is no guarantee that the Funds or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence.

In order for a financial intermediary to purchase shares of a Fund for an “omnibus” account, in nominee name or on behalf of another person, the Trust will enter into shareholder information agreements with such financial intermediary or its agent. These agreements require each financial intermediary to provide a Fund access, upon request, to information about underlying shareholder transaction activity in these accounts and the Shareholder’s Taxpayer Identification Number (or International Taxpayer Identification Number or other government issued identifier). If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an “omnibus” account, in nominee name or on behalf of another person. If necessary, a Fund may prohibit additional purchases of Fund shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers’ trading activities in a Fund. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by a Fund. If a financial intermediary fails to enforce a Fund’s excessive trading policies, such Fund may take certain actions, including terminating the relationship.

REDEMPTION OF SHARES

You may “redeem” or sell your shares on any day the Exchange is open, either directly through the Funds’ transfer agent, BNY Mellon Investment Servicing, or through your broker-dealer. The price you receive will be the NAV next calculated after receipt of the request in good order. “Good Order” means that the redemption request is complete and includes all accurate required information including any medallion signature guarantees, if necessary.

Redemption Fee

The Funds charge a redemption fee of 1.00% on cash proceeds of shares redeemed within 30 days following their acquisition (see “Redemption Fee”). The Redemption Fee will be calculated as a percentage of the NAV of total redemption proceeds. Those shares held the longest will be treated as being redeemed first and the shares held shortest as being redeemed last. The fee will be paid directly to a Fund from which the shares are redeemed or exchanged and is intended to offset the trading costs, market impact and other costs associated with short-term cash movements in and out of such Fund. The Funds are not intended to accommodate short-term trading.

The Redemption Fee will not be charged on the following transactions:

1.	Redemptions on shares held through retirement plans (including, without limitation, those maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code of 1986, as amended (the “Code”) and nonqualified plans);

2.	Redemptions requested following (a) the death of a shareholder, or (b) the post-purchase “disability” or “hardship” (as such terms are defined by the Code or the rules and regulations thereunder) of the shareholder or as required by law (i.e., a divorce settlement) provided that such death, disability, hardship or other event (i.e., divorce settlement) occurs after the shareholder’s account was established with the Fund;

3.	Redemptions initiated by a Fund (e.g., for failure to meet account minimums, to pay account fees funded by share redemptions, in the event of the liquidation of such Fund, if your financial intermediary modifies or terminates its relationship with a Fund);

4.	Shares acquired through the reinvestment of distributions (dividends and capital gains);

5.	Redemptions in omnibus accounts where redemptions cannot be tracked to the individual shareholder;

6.	Redemptions by certain funds of funds and certain comprehensive fee programs, such as wrap fee accounts and automated rebalancing or asset allocation programs offered by financial intermediaries;

7.	Redemptions for systematic withdrawal plans; and

8.	Redemptions on shares held through an Invest5 account.

All orders to sell shares of one fund advised by the Adviser and purchase shares of another fund advised by the Adviser will be subject to any redemption fee applicable to the shares sold and any holding period and redemption fee applicable to the shares purchased.

Redemption Policies

Payment for redemptions of Fund shares is usually made within one business day, but not later than seven calendar days after receipt of your redemption request, unless the check used to purchase the shares has not yet cleared. A Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when: (1) trading on the Exchange is restricted or the Exchange is closed for other than customary weekends and holidays, (2) the SEC has by order permitted such suspension for the protection of a Fund’s shareholders or (3) an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable. A Fund will automatically redeem shares if a purchase check is returned for insufficient funds and the shareholder’s account will be charged for any loss. The Funds reserve the right to reject any third-party check. Under normal market conditions, each Fund generally meets redemption requests through its holdings of cash or cash equivalents or by selling a portion of the Fund’s holdings (and, to the extent necessary, reducing its short positions) consistent with its investment strategy. The Funds generally pay redemptions proceeds in cash; however, each Fund reserves the right to honor certain redemptions “in-kind” with securities, rather than cash. A Fund is more likely to redeem in-kind to meet large redemption requests or during times of market stress.

TO REDEEM FROM YOUR ACCOUNT HELD DIRECTLY WITH A FUND

By Mail

To redeem your shares by mail:

●	Write a letter of instruction that includes the name of the applicable Fund, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

●	Include all signatures and any additional documents that may be required.

●	Mail your request to:

Regular Mail: Gotham Funds FundVantage Trust c/o BNY Mellon Investment Servicing P.O. Box 534445 Pittsburgh, PA 15253-4445	Overnight Mail: Gotham Funds FundVantage Trust c/o BNY Mellon Investment Servicing Attention: 534445 500 Ross Street, 154-0520 Pittsburgh, PA 15262 (877) 974-6852

●	A check will be mailed to the name(s) and address in which the account is registered and may take up to seven days.

●	The Funds may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud.

In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a medallion signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation may be required for a redemption request or to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

By Telephone

To redeem your shares by telephone, call Shareholder Services toll-free at (877) 974-6852. The proceeds will be paid to the registered owner: (1) by mail at the address on the account, or (2) by wire to the pre-designated bank account on the fund account. To use the telephone redemption privilege, you must have selected this service on your original account application or submitted a subsequent medallion signature guaranteed request in writing to add this service to your account. The Funds and BNY Mellon Investment Servicing reserve the right to refuse any telephone transaction when they are unable to confirm to their satisfaction that a caller is the account owner or a person preauthorized by the account owner. BNY Mellon Investment Servicing has established security procedures to prevent unauthorized account access. Neither the Funds nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. The telephone transaction privilege may be suspended, limited, modified or terminated at any time without prior notice by the Fund or BNY Mellon Investment Servicing.

By Wire

In the case of redemption proceeds that are wired to a bank, a Fund transmits the payment only on days that the commercial banks are open for business and only to the bank and account previously authorized on your application or your medallion signature guaranteed letter of instruction. The Funds and BNY Mellon Investment Servicing will not be responsible for any delays in wired redemption proceeds due to heavy wire traffic over the Federal Reserve System. Each Fund reserves the right to refuse a wire redemption if it believes that it is advisable to do so. You may also have your redemption proceeds sent to your bank via ACH. BNY Mellon Investment Servicing does not charge for this service, however please allow 2 to 3 business days for the transfer of money to reach your banking institution.

Online at www.GothamFunds.com

Current shareholders with accounts held directly with the Funds may redeem their shares at www.GothamFunds.com.

Selling Recently Purchased Shares

If you wish to sell shares that were recently purchased by check, a Fund may delay mailing your redemption check for up to 15 business days after your redemption request to allow the purchase check to clear. Each Fund reserves the right to reject any redemption request for shares recently purchased by check that has not cleared, and a Fund may require that a subsequent request be submitted. A Fund may charge a redemption fee of 1.00% on proceeds redeemed within 30 days following their acquisition (see “Redemption of Shares — Redemption Fee”).

Medallion Signature Guarantees

The Funds may require additional documentation for the redemption of corporate, partnership or fiduciary accounts or medallion signature guarantees for certain types of transfer requests or account registration changes. A medallion signature guarantee helps protect against fraud. A medallion signature guarantee is required if the address of record has changed within the past 30 days or if the proceeds are to be paid to a person or payee which is different from the address or payee information the Funds have on record unless waived in writing by the Funds.

When a Fund requires a signature guarantee, a medallion signature must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, saving association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc., Medallion Signature Program (MSP). Signature guarantees from financial institutions that are not participating in one of these programs will not be accepted. Call Shareholder Services toll-free at (877) 974-6852 for further information on obtaining a proper medallion signature guarantee.

Customer Identification Program

Federal law requires a Fund to obtain, verify and record identifying information, which includes the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with a Fund. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Funds reserve the right (i) to place limits on transactions in any account until the identity of the investor is verified; or (ii) to refuse an investment in a Fund, or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. A Fund and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

EXCHANGE OF SHARES

You may exchange all or a portion of your shares in a Gotham Fund (Gotham Absolute Return Fund, Gotham Enhanced Return Fund, Gotham Enhanced 500 Plus Fund, Gotham Neutral Fund, Gotham Index Plus Fund, Gotham Hedged Plus Fund, Gotham Hedged Core Fund, Gotham Large Value Fund, Gotham Enhanced S&P 500 Index Fund, Gotham Defensive Long 500 Fund and Gotham Total Return Fund) for shares in another Gotham Fund, up to four times per year, and not more frequently than once in any month. An exchange means that you purchase shares of a Gotham Fund using the proceeds from the simultaneous redemption of your shares in another Gotham Fund.

Redemption and purchase of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your exchange request. An exchange will be treated as a sale for Federal income tax purposes. See “More Information about Taxes” for a discussion of the tax consequences of an exchange of shares in one Gotham Fund for shares in a different Gotham Fund.

Exchange transactions will be subject to the requirements of the particular Fund and respective share class into which the exchange is desired to be made, including the investment minimum. Exchange transactions will be subject to a Fund’s redemption fee of 1.00% on proceeds redeemed within 30 days following their acquisition, whether acquired through purchase or exchange (with the exception of shares acquired through the reinvestment of dividends and/or capital gain distributions).

The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege, which may potentially disrupt the management of a Fund and increase transaction costs, the Funds have established that shareholders are entitled to four (4) exchange redemptions per year, and not more frequently than once in any month. Notwithstanding the foregoing, the Funds reserve the right to reject any purchase request (including exchange purchases from another Fund) that is deemed to be disruptive to efficient portfolio management.

To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in an account with a financial intermediary, contact the financial intermediary. The Funds may terminate or modify the exchange offer described here and will give you 60 days’ notice of such termination or modification.

SHARE CLASS CONVERSIONS

You may also convert your shares of a Fund into another class of shares of the same Fund if you meet the eligibility requirements for the class into which you would like to transfer. If you purchased your shares directly from a Fund, call Shareholder Services toll-free at (877) 974-6852 for information on converting your shares into another class. If you purchased your shares through a financial intermediary, you should contact such financial intermediary for information on converting shares into another class of the Fund. Share class conversions are generally not considered a taxable transaction. You are urged and advised to consult your own tax adviser regarding the effects of converting share classes.

TRANSACTION POLICIES

Timing of Purchase or Sale Requests

All requests received in Good Order by BNY Mellon Investment Servicing or authorized dealers of Fund shares before the close of regular trading on the Exchange, typically 4:00 p.m. Eastern time, will be executed the same day, at that day’s NAV. Orders received after the close of regular trading of the Exchange will be executed the following day, at that day’s NAV. All investments must be in U.S. dollars. Purchase and redemption orders are executed only on days when the Exchange is open for trading. If the Exchange closes early, the deadlines for purchase and redemption orders are accelerated to the earlier closing time.

New York Stock Exchange Closings

The Exchange is typically closed for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Account Minimum

You must keep at least $5,000 worth of Institutional Class shares in your account or $1,500 worth of Investor Class shares in your account to keep the account open. If, after giving you 30 days’ prior written notice, your account value is still below $5,000 for Institutional Class shares or $1,500 for Investor Class shares due to your redemptions (not including market fluctuations), a Fund may redeem your shares and send you a check for the redemption proceeds. The account minimum may be waived for persons including clients of the Adviser or its affiliates, trustees/directors, officers and employees of the Adviser and its affiliates or the Trust and their spouses, parents and children.

Other Documents

Additional documents may be required for purchases and redemptions when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. For further information, call Shareholder Services toll-free at (877) 974-6852.

SHAREHOLDER SERVICES

Your Account with a Fund

If you have questions about your account, including purchases, redemptions, and distributions, call Shareholder Services from Monday through Friday, 9:00 a.m. to 5:00 p.m., Eastern time. Call Shareholder Services toll-free at (877) 974-6852.

Account Statements

The Funds provide you with these helpful services and information about your account:

●	a confirmation statement after every transaction;

●	monthly account statements reflecting transactions made during the month;

●	an annual account statement reflecting all transactions for the year; and

●	tax information, after the end of each year, a copy of which will also be filed with the Internal Revenue Service (“IRS”), if necessary.

Financial statements with a summary of portfolio composition and performance will be mailed at least twice a year.

The Funds provide the above shareholder services without charge, but may charge for special services such as requests for historical transcripts of accounts.

Delivery of Shareholder Documents

To reduce expenses, the Funds mail only one copy of their Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call Shareholder Services toll-free at (877) 974-6852 or, if your shares are held through a financial institution, please contact the financial institution directly. A Fund will begin sending you individual copies within 30 days after receiving your request.

DISTRIBUTIONS

Distributions of net investment income and distributions of net capital gain, if any, are declared and paid annually to you. Each Fund will distribute net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized. The amount of any distribution will vary and there is no guarantee that a Fund will pay either a dividend or a capital gain distribution.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued. If you invest in a Fund shortly before the ex-dividend date of a taxable distribution, the distribution will lower the value of that Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution (see “More Information about Taxes — Distributions”).

MORE INFORMATION ABOUT TAXES

Each shareholder and prospective investor’s particular tax situation is unique, and, therefore, the tax information in this Prospectus is provided only for general information purposes and only for U.S. taxpayers and should not be considered as tax advice or relied on by a shareholder or prospective investor.

General. The Funds intend to qualify annually to be treated as a regulated investment company (a “RIC”) under Subchapter M of the Code. As such, each Fund will not be subject to federal income tax on the earnings it distributes to shareholders provided it satisfies certain requirements and restrictions set forth in the Code one of which is to distribute to its shareholders substantially all of its income and gains each year. If for any taxable year a Fund fails to qualify as a RIC: (1) it will be subject to tax in the same manner as an ordinary corporation and will be subject to tax at the corporate tax rates then in effect; and (2) all distributions from its earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders and the non-corporate shareholder long-term capital gain rate for “qualified dividend income”

and ordinary rates for all other distributions, except for those treated as a return of capital or as substitute dividends with respect to dividends paid on securities lent out by the Funds. In addition, dividends paid on securities lent out by the Funds may not qualify for the dividends received deduction.

Distributions. The Funds will make distributions to you that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time a Fund holds its assets). The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions are taxable whether you reinvest such distributions in additional shares of a Fund or choose to receive cash.

Unless you are investing through a tax-deferred retirement account (such as a 401(k) or an IRA), you should consider avoiding a purchase of Fund shares shortly before the Fund makes a distribution, because making such a purchase can increase your taxes and the cost of the shares. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the Fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received — even if you reinvest it in more shares and have to pay the tax due on the dividend without receiving any cash to pay the taxes. To avoid “buying a dividend,” check the Fund’s distribution schedule before you invest.

Ordinary Income. Net investment income (other than qualified dividends and income designated as tax-exempt), including distributions of income from securities lending and short-term capital gains, that is distributed to you is taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. Certain dividends distributed to non-corporate shareholders and designated by a Fund as “qualified dividend income” are eligible for the long-term capital gains tax rates. Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. In addition, certain qualified REIT dividends may be eligible for a deduction for non-corporate shareholders.

Net Capital Gains. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains (based on a Fund’s holding period) for federal income tax purposes regardless of how long you have held your Fund shares.

Sale or Exchange of Shares. It is a taxable event for you if you sell shares of a Fund or exchange shares of a Fund for shares of another Fund. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. Any realized gain will be taxable to you, and, generally, will be capital gain, assuming you held the shares of the Fund as a capital asset. The capital gain will be long-term or short-term depending on how long you have held your shares in the Fund. Sales of shares of a Fund that you have held for twelve months or less will be a short-term capital gain or loss and if held for more than twelve months will constitute a long-term capital gain or loss. Any loss realized by a shareholder on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of tax-exempt interest dividends, if any, received by the shareholder with respect to such shares.

Returns of Capital. If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, to the extent of each shareholder’s basis in a Fund’s shares but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. If the return of capital distribution exceeds a shareholder’s cost basis, the excess amount will be capital gain, assuming you held your shares as a capital asset, and will be long-term or short-term capital gain depending on how long you have held your Fund shares.

Medicare Contribution Tax. U.S. individuals with income exceeding $200,000 ($250,000, if married and filing jointly and $125,000 if married and filing separately) will be subject to a 3.8% Medicare contribution tax on net investment income including interest (excluding tax-exempt interest), dividends, and capital gains. If applicable, the tax will be imposed on the lesser of the individual’s (i) net investment income or (ii) the excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly and $125,000 if married and filing separately).

IRAs and Other Tax-Qualified Plans. One major exception to these tax principles is that a distribution on or the sale or exchange of shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless the shares were acquired with borrowed funds.

Backup Withholding. A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 24%.

State and Local Income Taxes. This Prospectus does not discuss the state and local tax consequences of an investment in a Fund. You are urged and advised to consult your own tax adviser concerning state and local taxes, which may have different consequences from those of the federal income tax laws.

Non-U.S. Shareholders. Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in a Fund. The Funds are required to withhold 30% tax on certain payments made to foreign entities that do not qualify for reduced withholding rates under a treaty and do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act. This Prospectus does not discuss the U.S. or foreign country tax consequences of an investment by a non-U.S. shareholder in a Fund. Non-U.S. shareholders are urged and advised to consult their own tax advisers as to the U.S. and foreign country tax consequences of an investment in a Fund.

Basis Reporting and Holding Periods. A shareholder is responsible for tracking the tax basis and holding periods of the shareholder’s shares in a Fund for federal income tax purposes. However, RICs, such as the Funds, must report cost basis information to you and the Internal Revenue Service when a shareholder sells or exchanges shares that are not in a tax deferred retirement account. The Funds will permit shareholders to elect from among several IRS accepted cost basis methods.

Statements and Notices. You will receive an annual statement outlining the tax status of your distributions. You may also receive written notices of certain foreign taxes and distributions paid by a Fund during the prior taxable year.

This section is only a summary of some of the important U.S. federal income tax considerations of taxable U.S. shareholders that may affect your investment in a Fund. This summary is provided for general information purposes only and should not be considered as tax advice and may not be relied on by a prospective investor. This general summary does not apply to non-U.S. shareholders or tax-exempt shareholders, and does not address state, local or foreign taxes. More information regarding these considerations is included in the Funds’ SAI. All prospective investors and shareholders are urged and advised to consult their own tax adviser regarding the effects of an investment in a Fund on their particular tax situation.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand each Fund’s performance for the periods shown. The total returns in the tables represent the rate at which an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with such Funds’ financial statements, is included in the Annual Report for the Gotham Absolute Return Fund, Gotham Enhanced Return Fund, Gotham Neutral Fund, Gotham Index Plus Fund, Gotham Large Value Fund, Gotham Enhanced S&P 500 Index Fund, Gotham Hedged Core Fund, Gotham Defensive Long 500 Fund, Gotham Total Return Fund and Gotham Enhanced 500 Plus Fund for the period ended September 30, 2023 (“2023 Annual Report”). The 2023 Annual Report is incorporated by reference into the Funds’ SAI and is available upon request by calling Shareholder Services toll-free at (877) 974-6852 or on the Funds’ website at www.GothamFunds.com.

Gotham Absolute Return Fund

	Institutional Class Shares
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Per Share Operating Performance
Net asset value, beginning of year	$16.37	$16.73	$14.39	$15.01	$14.86
Net investment loss[1]	(0.06)	(0.04)	(0.06)	(0.06)	(0.00)[2]
Net realized and unrealized gain/(loss) on investments	3.08	(0.32)	2.40	(0.56)	0.15
Total from investment operations	3.02	(0.36)	2.34	(0.62)	0.15
Redemption fees	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]
Net asset value, end of year	$19.39	$16.37	$16.73	$14.39	$15.01
Total investment return[4]	18.45%	(2.15)%	16.26%	(4.13)%	1.01%

Ratio/Supplemental Data
Net assets, end of year (in 000s)	$626,813	$542,504	$499,529	$505,989	$857,247
Ratio of expenses to average net assets with waivers, and/or reimbursements, if any (including dividend and interest expense)	1.50%	1.50%	1.50%	2.55%[5]	2.58%[5]
Ratio of expenses to average net assets without waivers and/or reimbursements, if any[6]	1.73%	1.74%	1.77%	2.65%[5]	2.60%[5]
Ratio of net investment loss to average net assets (including dividend and interest expense)	(0.33)%	(0.21)%	(0.39)%	(0.39)%	(0.02)%[7]
Portfolio turnover rate	250%	284%	210%	259%	233%

[1]	The selected per share data was calculated using the average shares outstanding method for the year.
[2]	Amount is less than $(0.005) per share.
[3]	Amount is less than $0.005 per share.
[4]	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.
[5]	Expense ratio includes dividend and fees on securities sold short and fees on cash collateral. Excluding such dividend and fees on securities sold short and fees on cash collateral, the ratio of expenses to average net assets including waivers and/or reimbursements for the Fund would be 2.05% and 2.15% for the years ended September 30, 2020 and 2019, respectively.
[6]	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as shown.
[7]	Net rebate income on securities sold short exceeded dividends and fees on securities sold short during the period.

Gotham Enhanced Return Fund

	Institutional Class Shares
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Per Share Operating Performance
Net asset value, beginning of year	$9.90	$12.92	$10.21	$14.51	$15.55
Net investment loss[1]	(0.10)	(0.04)	(0.04)	(0.04)	(0.08)
Net realized and unrealized gain/(loss) on investments	2.54	(0.58)	2.77	(0.48)	0.26
Total from investment operations	2.44	(0.62)	2.73	(0.52)	0.18
Dividends and distributions to shareholders from:
Net investment income	-	-	(0.02)	-	-
Net realized capital gains	(0.81)	(2.40)	-	(3.78)	(1.22)
Total dividends and distributions to shareholders	(0.81)	(2.40)	(0.02)	(3.78)	(1.22)
Redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$11.53	$9.90	$12.92	$10.21	$14.51
Total investment return[3]	25.53%	(8.04)%	26.73%	(6.81)%	1.79%

Ratio/Supplemental Data
Net assets, end of year (in 000s)	$184,400	$206,774	$227,319	$236,725	$519,067
Ratio of expenses to average net assets with waivers, and/or reimbursements, if any (including dividend and interest expense)	1.27%	1.50%	1.50%	2.12%[4]	3.56%[4]
Ratio of expenses to average net assets without waivers and/or reimbursements, if any[5]	1.55%	1.76%	1.79%	2.22%[4]	3.56%[4]
Ratio of net investment loss to average net assets (including dividend and interest expense)	(0.95)%	(0.38)%	(0.36)%	(0.37)%	(0.56)%
Portfolio turnover rate	222%	288%[6]	203%	213%	204%

[1]	The selected per share data was calculated using the average shares outstanding method for the year.
[2]	Amount is less than $0.005 per share.
[3]	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
[4]	Expense ratio includes dividend and fees on securities sold short and fees on cash collateral. Excluding such dividend and fees on securities sold short and fees on cash collateral, the ratio of expenses to average net assets including waivers and/or reimbursements for the Fund would be 2.06% and 2.15% for years ended September 30, 2020 and 2019, respectively.
[5]	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as shown.
[6]	Portfolio turnover rate excludes securities delivered from processing a redemption in-kind.

Gotham Neutral Fund

	Institutional Class Shares
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Per Share Operating Performance
Net asset value, beginning of year	$10.34	$9.32	$9.19	$10.35	$10.25
Net investment income/(loss)[1]	(0.07)	(0.02)	(0.05)	(0.09)	0.01
Net realized and unrealized gain/(loss) on investments	1.42	1.04	0.18	(1.07)	0.09
Total from investment operations	1.35	1.02	0.13	(1.16)	0.10
Redemption fees	-	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$11.69	$10.34	$9.32	$9.19	$10.35
Total investment return[3]	13.06%	10.94%	1.42%	(11.21)%	0.98%

Ratio/Supplemental Data
Net assets, end of year (in 000s)	$64,835	$67,134	$40,168	$55,675	$181,413
Ratio of expenses to average net assets with recoupments, waivers, and/or reimbursements, if any (including dividend and interest expense)	1.50%	1.50%	1.50%	2.79%[4]	2.34%[4]
Ratio of expenses to average net assets without recoupments, waivers and/or reimbursements, if any[5]	1.96%	1.94%	2.07%	2.90%[4]	2.33%[4]
Ratio of net investment income/(loss) to average net assets (including dividend and interest expense)	(0.61)%	(0.23)%	(0.53)%	(0.95)%	0.11%[6]
Portfolio turnover rate	366%	408%	282%	356%	331%

[1]	The selected per share data was calculated using the average shares outstanding method for the year.
[2]	Amount is less than $0.005 per share.
[3]	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
[4]	Expense ratio includes dividend and fees on securities sold short and fees on cash collateral. Excluding such dividend and fees on securities sold short and fees on cash collateral, the ratio of expenses to average net assets including recoupments, waivers and/or reimbursements for the Fund would be 2.09% and 2.15% for the years ended September 30, 2020 and 2019, respectively.
[5]	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as shown.
[6]	Net rebate income on securities sold short exceeded dividends and fees on securities sold short during the period.

Gotham Index Plus Fund

	Institutional Class Shares
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Per Share Operating Performance
Net asset value, beginning of year	$17.33	$20.30	$16.19	$15.18	$15.73
Net investment income/(loss)[1]	(0.07)	0.02	0.10	0.14	0.13
Net realized and unrealized gain/(loss) on investments	4.47	(1.84)	4.19	1.09	(0.39)
Total from investment operations	4.40	(1.82)	4.29	1.23	(0.26)
Dividends and distributions to shareholders from:
Net investment income	-	(0.10)	(0.18)	(0.22)	(0.06)
Net realized capital gains	(0.34)	(1.05)	-	-	(0.23)
Total dividends and distributions to shareholders	(0.34)	(1.15)	(0.18)	(0.22)	(0.29)
Redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$21.39	$17.33	$20.30	$16.19	$15.18
Total investment return[3]	25.62%	(9.97)%	26.76%	8.14%	(1.57)%

Ratio/Supplemental Data
Net assets, end of year (in 000s)	$450,304	$394,850	$444,756	$394,773	$647,415
Ratio of expenses to average net assets with waivers, and/or reimbursements, if any (including dividend and interest expense)	0.92%	0.96%	1.13%	1.17%[4]	2.99%[4]
Ratio of expenses to average net assets without waivers and/or reimbursements, if any[5]	1.01%	1.04%	1.22%	1.25%[4]	3.04%[4]
Ratio of net investment income/(loss) to average net assets (including dividend and interest expense)	(0.34)%	0.11%	0.55%	0.89%	0.89%
Portfolio turnover rate	125%	169%[6]	158%[6]	224%	253%

[1]	The selected per share data was calculated using the average shares outstanding method for the year.
[2]	Amount is less than $0.005 per share.
[3]	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
[4]	Expense ratio includes dividend and fees on securities sold short and fees on cash collateral. Excluding such dividend and fees on securities sold short and fees on cash collateral, the ratio of expenses to average net assets including waivers and/or reimbursements for the Fund’s Institutional Class Shares would be 1.15% and 1.15% for the years ended September 30, 2020 and 2019, respectively.
[5]	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as shown.
[6]	Portfolio turnover rate excludes securities delivered from processing a redemption in-kind.

Gotham Index Plus Fund

	Investor Class Shares
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Per Share Operating Performance
Net asset value, beginning of year	$17.28	$20.23	$16.15	$15.13	$15.70
Net investment income/(loss)[1]	(0.12)	(0.03)	0.06	0.10	(0.06)
Net realized and unrealized gain/(loss) on investments	4.45	(1.82)	4.16	1.10	(0.24)
Total from investment operations	4.33	(1.85)	4.22	1.20	(0.30)
Dividends and distributions to shareholders from:
Net investment income	-	(0.05)	(0.14)	(0.18)	(0.04)
Net realized capital gains	(0.34)	(1.05)	-	-	(0.23)
Total dividends and distributions to shareholders	(0.34)	(1.10)	(0.14)	(0.18)	(0.27)
Redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$21.27	$17.28	$20.23	$16.15	$15.13
Total investment return[3]	25.29%	(10.13)%	26.33%	7.94%	(1.82)%

Ratio/Supplemental Data
Net assets, end of year (in 000s)	$11,889	$10,340	$12,671	$10,278	$17,464
Ratio of expenses to average net assets with waivers, and/or reimbursements, if any (including dividend and interest expense)	1.17%	1.21%	1.38%	1.42%[4]	4.28%[4]
Ratio of expenses to average net assets without waivers and/or reimbursements, if any[5]	1.26%	1.30%	1.47%	1.50%[4]	4.34%[4]
Ratio of net investment income/(loss) to average net assets (including dividend and interest expense)	(0.59)%	(0.14)%	0.30%	0.64%	(0.40)%
Portfolio turnover rate	125%	169%[6]	158%[6]	224%	253%

[1]	The selected per share data was calculated using the average shares outstanding method for the year.
[2]	Amount is less than $0.005 per share.
[3]	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
[4]	Expense ratio includes dividend and fees on securities sold short and fees on cash collateral. Excluding such dividend and fees on securities sold short and fees on cash collateral, the ratio of expenses to average net assets including waivers and/or reimbursements for the Fund’s Investor Class Shares would be 1.40% and 1.40% for the years ended September 30, 2020 and 2019, respectively.
[5]	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as shown.
[6]	Portfolio turnover rate excludes securities delivered from processing a redemption in-kind.

Gotham Large Value Fund

	Institutional Class Shares
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Per Share Operating Performance
Net asset value, beginning of year	$12.80	$16.71	$12.98	$13.29	$13.02
Net investment income[1]	0.25	0.23	0.20	0.25	0.20
Net realized and unrealized gain/(loss) on investments	1.78	(1.27)	3.76	(0.22)	0.18
Total from investment operations	2.03	(1.04)	3.96	0.03	0.38
Dividends and distributions to shareholders from:
Net investment income	(0.14)	(0.25)	(0.23)	(0.23)	(0.01)
Net realized capital gains	(0.88)	(2.62)	-	(0.11)	(0.10)
Total dividends and distributions to shareholders	(1.02)	(2.87)	(0.23)	(0.34)	(0.11)
Redemption fees	-	0.00 [2]	-	0.00 [2]	-
Net asset value, end of year	$13.81	$12.80	$16.71	$12.98	$13.29
Total investment return[3]	15.96%	(8.83)%	30.83%	0.04%	3.11%

Ratio/Supplemental Data
Net assets, end of year (in 000s)	$32,824	$40,445	$65,351	$70,003	$58,978
Ratio of expenses to average net assets with waivers, and/or reimbursements, if any	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of expenses to average net assets without waivers and/or reimbursements, if any[4]	1.21%	1.09%	1.05%	1.03%	1.05%
Ratio of net investment income to average net assets	1.82%	1.50%	1.29%	1.95%	1.61%
Portfolio turnover rate	191%	290%	226%	406%	316%

[1]	The selected per share data was calculated using the average shares outstanding method for the year.
[2]	Amount is less than $0.005 per share.
[3]	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
[4]	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as shown.

Gotham Enhanced S&P 500 Index Fund

	Institutional Class Shares
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Per Share Operating Performance
Net asset value, beginning of year	$13.20	$16.07	$12.86	$11.93	$13.70
Net investment income[1]	0.20	0.20	0.17	0.21	0.19
Net realized and unrealized gain/(loss) on investments	2.60	(1.96)	3.17	1.14	0.03
Total from investment operations	2.80	(1.76)	3.34	1.35	0.22
Dividends and distributions to shareholders from:
Net investment income	(0.11)	(0.17)	(0.13)	(0.15)	(0.21)
Net realized capital gains	(0.99)	(0.94)	-	(0.27)	(1.78)
Total dividends and distributions to shareholders	(1.10)	(1.11)	(0.13)	(0.42)	(1.99)
Redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$14.90	$13.20	$16.07	$12.86	$11.93
Total investment return[3]	22.11%	(12.25)%	26.17%	11.53%	3.46%

Ratio/Supplemental Data
Net assets, end of year (in 000s)	$18,127	$13,258	$15,569	$6,346	$6,635
Ratio of expenses to average net assets with waivers, and/or reimbursements, if any	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets without waivers and/or reimbursements, if any[4]	0.65%	0.65%	1.12%	2.13%	3.20%
Ratio of net investment income to average net assets	1.39%	1.31%	1.14%	1.75%	1.65%
Portfolio turnover rate	152%	193%	178%	345%	328%

[1]	The selected per share data was calculated using the average shares outstanding method for the year.
[2]	Amount is less than $0.005 per share.
[3]	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
[4]	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as shown.

Gotham Hedged Core Fund

	Institutional Class Shares
	For the Year Ended September 30, 2022	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Per Share Operating Performance
Net asset value, beginning of year	$9.84	$12.88	$11.33	$11.16	$12.61
Net investment income[1]	0.09	0.09	0.13	0.13	0.14
Net realized and unrealized gain/(loss) on investments	1.38	(0.84)	1.51	0.70	(0.11)
Total from investment operations	1.47	(0.75)	1.64	0.83	0.03
Dividends and distributions to shareholders from:
Net investment income	(0.07)	(0.17)	(0.07)	(0.17)	(0.07)
Net realized capital gains	(0.73)	(2.12)	(0.02)	(0.49)	(1.41)
Total dividends and distributions to shareholders	(0.80)	(2.29)	(0.09)	(0.66)	(1.48)
Redemption fees	-	-	0.00 [2]	-	-
Net asset value, end of year	$10.51	$9.84	$12.88	$11.33	$11.16
Total investment return[3]	15.13%	(8.37)%	14.56%	7.59%	0.86%

Ratio/Supplemental Data
Net assets, end of year (in 000s)	$6,674	$6,446	$8,177	$8,804	$2,582
Ratio of expenses to average net assets with waivers, and/or reimbursements, if any (including dividend and interest expense)[4]	1.75%	1.71%	1.66%	1.52%	1.00%
Ratio of expenses to average net assets without waivers and/or reimbursements, if any[4]	1.75%	1.71%	2.10%[5]	3.47%[5]	4.05%[5]
Ratio of net investment income to average net assets (including dividend interest expense)	0.84%	0.78%	1.07%	1.20%	1.29%
Portfolio turnover rate	195%	218%	205%	267%	228%

[1]	The selected per share data was calculated using the average shares outstanding method for the year.
[2]	Amount is less than $0.005 per share.
[3]	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized. Total investment return does not reflect any applicable sales charge.
[4]	Expense ratio includes dividend and fees on securities sold short. Excluding such dividend and fees on securities sold short, the ratio of expenses to average net assets including waivers and/or reimbursements for the Fund would be 0.85%, 0.85%, 0.85%, 0.85% and 0.85% for the years ended September 30, 2023, 2022, 2021, 2020 and 2019, respectively.
[5]	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as shown.

Gotham Defensive Long 500 Fund

	Institutional Class Shares
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Per Share Operating Performance
Net asset value, beginning of year	$12.35	$12.87	$11.98	$13.20	$13.78
Net investment income/(loss)[1]	(0.08)	0.03	0.06	0.14	0.13
Net realized and unrealized gain/(loss) on investments	2.23	(0.46)	0.96	(1.17)	0.32
Total from investment operations	2.15	(0.43)	1.02	(1.03)	0.45
Dividends and distributions to shareholders from:
Net investment income	(0.04)	(0.09)	(0.13)	(0.08)	(0.07)
Net realized capital gains	-	-	-	(0.11)	(0.96)
Total dividends and distributions to shareholders	(0.04)	(0.09)	(0.13)	(0.19)	(1.03)
Redemption fees	-	-	-	0.00 [2]	-
Net asset value, end of year	$14.46	$12.35	$12.87	$11.98	$13.20
Total investment return[3]	17.38%	(3.41)%	8.65%	(7.95)%	3.71%

Ratio/Supplemental Data
Net assets, end of year (in 000s)	$16,399	$16,652	$35,037	$54,675	$59,368
Ratio of expenses to average net assets with waivers, and/or reimbursements, if any (including dividend and interest expense)	1.35%	1.35%	1.35%	1.35%	3.21%[4]
Ratio of expenses to average net assets without waivers and/or reimbursements, if any[5]	2.09%	1.96%	1.78%	1.66%	3.81%[4]
Ratio of net investment income/(loss) to average net assets (including dividend interest expense)	(0.56)%	0.23%	0.51%	1.11%	1.03%
Portfolio turnover rate	208%	227%	163%	294%	429%

[1]	The selected per share data was calculated using the average shares outstanding method for the year.
[2]	Amount is less than $0.005 per share.
[3]	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
[4]	Expense ratio includes dividend and fees on securities sold short. Excluding such dividend and fees on securities sold short, the ratio of expenses to average net assets including waivers and/or reimbursements for the Fund would be 1.42% for the year ended September 30, 2019.
[5]	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as shown.

Gotham Total Return Fund

	Institutional Class Shares*
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Per Share Operating Performance
Net asset value, beginning of year	$11.45	$13.03	$11.70	$13.28	$13.38
Net investment income[1]	0.09	0.11	0.08	0.11	0.05
Net realized and unrealized gain/(loss) on investments	1.69	(1.04)	1.33	(0.91)	0.03
Total from investment operations	1.78	(0.93)	1.41	(0.80)	0.08
Dividends and distributions to shareholders from:
Net investment income	(0.07)	(0.13)	(0.08)	(0.11)	(0.05)
Net realized capital gains	(1.10)	(0.52)	(0.00)[2]	(0.67)	(0.13)
Total dividends and distributions to shareholders	(1.17)	(0.65)	(0.08)	(0.78)	(0.18)
Redemption fees	0.00 [3]	-	0.00 [3]	0.00 [3]	0.00 [3]
Net asset value, end of year	$12.06	$11.45	$13.03	$11.70	$13.28
Total investment return[4]	15.86%	(7.87)%	12.17%	(6.54)%	0.67%

Ratio/Supplemental Data
Net assets, end of year (in 000s)	$19,685	$17,280	$23,987	$25,967	$32,167
Ratio of expenses to average net assets with waivers, and/or reimbursements, if any	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of expenses to average net assets without waivers and/or reimbursements, if any[5]	0.87%	0.72%	0.66%	0.59%	0.69%
Ratio of net investment income to average net assets	0.74%	0.87%	0.68%	0.94%	0.35%
Portfolio turnover rate	35%	9%	85%	55%	3%

*	Investor Class Shares were converted to Institutional Class Shares on January 30, 2023.
[1]	The selected per share data was calculated using the average shares outstanding method for the year.
[2]	Amount is less than $(0.005) per share.
[3]	Amount is less than $0.005 per share.
[4]	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
[5]	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as shown.

Gotham Enhanced 500 Plus Fund

	Institutional Class Shares
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Per Share Operating Performance
Net asset value, beginning of year	$11.40	$13.91	$11.47	$11.86	$13.99
Net investment income[1]	0.09	0.10	0.07	0.13	0.10
Net realized and unrealized gain/(loss) on investments	2.38	(1.00)	2.50	0.47	0.07
Total from investment operations	2.47	(0.90)	2.57	0.60	0.17
Dividends and distributions to shareholders from:
Net investment income	(0.07)	(0.07)	(0.13)	(0.14)	(0.12)
Net realized capital gains	(1.53)	(1.54)	-	(0.85)	(2.18)
Total dividends and distributions to shareholders	(1.60)	(1.61)	(0.13)	(0.99)	(2.30)
Redemption fees	-	-	-	-	-
Net asset value, end of year	$12.27	$11.40	$13.91	$11.47	$11.86
Total investment return[2]	23.21%	(8.30)%	22.56%	4.95%	2.78%

Ratio/Supplemental Data
Net assets, end of year (in 000s)	$3,611	$3,106	$3,556	$2,891	$2,960
Ratio of expenses to average net assets with waivers, and/or reimbursements, if any[3]	2.15%	2.12%	2.06%	2.21%	2.20%
Ratio of expenses to average net assets without waivers and/or reimbursements, if any[3,4]	5.23%	4.44%	4.70%	5.04%	5.23%
Ratio of net investment income to average net assets	0.76%	0.73%	0.50%	1.15%	0.90%
Portfolio turnover rate	162%	191%	140%	263%	274%

[1]	The selected per share data was calculated using the average shares outstanding method for the period.
[2]	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
[3]	Expense ratio includes dividend and fees on securities sold short. Excluding such dividend and fees on securities sold short, the ratio of expenses to average net assets including waivers and/or reimbursements for the Fund would be 1.15%, 1.15%, 1.15%, 1.15%, and 1.15% for the years ended September 30, 2023, 2022, 2021, 2020 and 2019, respectively.
[4]	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as shown.

GOTHAM FUNDS

series of

FundVantage Trust

(877) 974-6852

FOR MORE INFORMATION

For additional information about the Funds, the following documents are available free upon request:

Annual and Semi-Annual Reports

The Funds’ annual and semi-annual reports contain more information about each Fund’s investments and performance including information on each Fund’s portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report includes a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the Funds and their policies. The information in the SAI, as supplemented from time to time, is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is part of this Prospectus.

These documents will be available free of charge on the Funds’ website at www.gothamfunds.com. You can also get a free copy of these documents and other information, or ask us any questions, by calling us at (877) 974-6852 or writing to:

Gotham Funds FundVantage Trust c/o BNY Mellon Investment Servicing P.O. Box 534445 Pittsburgh, PA 15253-4445

If you buy your shares through a financial intermediary, you should contact that financial intermediary directly for this information. You can also find information online at www.gothamfunds.com.

Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The investment company registration number is 811-22027.

SIRIOS LONG/SHORT FUND

Class A
SLHAX

Advisor Class
SLHDX

Institutional Class
SLHIX

Retail Class
SLHZX

a series of

Fundvantage Trust

PROSPECTUS

February 1, 2024

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

i

FUND SUMMARY

SIRIOS LONG/SHORT FUND

Investment Objective

The Sirios Long/Short Fund (the “Fund”) seeks to achieve long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the “Purchase of Shares” section on page 21 of the Fund’s Prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 54 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Advisor Class	Institutional Class	Retail Class
Maximum Sales Charge (Load) imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00%[1]	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.35%	1.35%	1.35%	1.35%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.25%	None	None
Acquired Fund Fees and Expenses (“AFFE”)[2]	0.01%	0.01%	0.01%	0.01%
Other Expenses[3]	1.10%	1.10%	1.10%	1.10%
Dividend and Interest Expense on Securities Sold Short	0.05%	0.05%	0.05%	0.05%
Other Operating Expenses	1.05%	1.05%	1.05%	1.05%
Total Annual Fund Operating Expenses[4]	2.71%	2.71%	2.46%	2.46%
Fee Waiver and/or Expense Reimbursement[4]	(0.80)%	(0.80)%	(0.80)%	(0.80)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[4]	1.91%	1.91%	1.66%	1.66%

[1]	A 1.00% contingent deferred sales charge (“CDSC”) may apply to investments of $1 million or more of Class A shares (and therefore no initial sales charge was paid by the shareholder) when shares are redeemed within 12 months after initial purchase. The CDSC shall not apply to those purchases of Class A shares of $1 million or more where the selling broker dealer was not paid a commission.
[2]	“Total Annual Fund Operating Expenses” will not correlate to the ratio of expenses to average net assets that will be disclosed in the Fund’s annual and semi-annual reports to shareholders on the financial highlights table, which reflects the operating expenses of the Fund and does not include AFFE.
[3]	“Other Expenses” does not include direct or indirect costs associated with the use of one or more swap contract(s) (a “swap”). Costs associated with swaps include any fees paid to the swap counterparty and the costs associated with the underlying reference assets including dividend and interest expenses on securities sold short. Such costs have the effect of reducing the return of the swap(s). The Fund’s performance is net of all such embedded swap fees and expenses.
[4]	Sirios Capital Management, L.P. (“Sirios” or the “Adviser”) has contractually agreed to reduce its compensation and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, interest, extraordinary items, brokerage commissions, fees and expenses attributable to a distribution or service plan adopted by the FundVantage Trust (the “Trust”), dividend and interest expense on short sales of securities and “Acquired Fund Fees and Expenses,” as defined in Form N-1A, do not exceed 1.60% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until April 30, 2025, unless the Board of Trustees of the Trust approves its earlier termination. This agreement may be terminated only by the Fund’s Board of Trustees. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek recoupment from the Fund, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of the reimbursement. No reimbursement will occur unless the Fund’s expenses are below the Expense Limitation.

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Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund’s Class A, Advisor Class, Institutional Class and Retail Class shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$832	$1,253	$1,820	$3,353
Advisor Class	$193	$744	$1,344	$2,966
Institutional Class	$168	$669	$1,218	$2,719
Retail Class	$168	$669	$1,218	$2,719

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$732	$1,253	$1,820	$3,353
Advisor Class	$193	$744	$1,344	$2,966
Institutional Class	$168	$669	$1,218	$2,719
Retail Class	$168	$669	$1,218	$2,719

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio.

SUMMARY OF PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests in equity securities and equity-related instruments, including derivatives. In managing the Fund, the Adviser takes long positions in companies that exhibit earnings growth potential combined with attractive valuation and short positions in sector and index hedges, puts (single name and indices), and securities of companies with deteriorating fundamentals and/or valuation. The Adviser intends to focus a significant portion of the Fund’s investments in medium to large capitalization growth companies, but the Fund may invest in or have exposure to companies of any size. Generally, small capitalization companies will have an equity market capitalization up to $1 billion, mid-capitalization companies will typically have an equity market capitalization between $1 billion and $10 billion, and large capitalization companies will typically have an equity market capitalization more than $10 billion. The Adviser seeks to maintain the Fund’s net equity exposure between 0% and 90%. Net equity exposure is the value of the Fund’s long positions minus its short positions (including with respect to swaps, the notional short position). The Adviser expects that the Fund’s gross equity exposure will generally be below 160%. Gross equity exposure is the value of the Fund’s long positions plus its short positions. The Fund is non-diversified, which means that a significant portion of the Fund’s assets may be invested in the securities of a single or small number of companies and/or in a more limited number of sectors than a diversified mutual fund. Although the Fund may not “concentrate” (invest 25% or more of its net assets) in any industry, the Fund may focus its investments from time to time in one or more sectors of the economy or stock market. The Fund is not managed to track the geographic or industry composition of any index, and is not expected to correlate with any index.

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The Fund will primarily obtain its short exposure through the use of one or more swaps. The Fund may also sell securities short and/or use derivative instruments, such as options (including listed and over-the-counter options), forwards and swaps or combinations of such derivative instruments, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, as part of a hedging strategy or for other purposes related to the management of the Fund. Subject to the requirements of the Investment Company Act of 1940, there is no limit to the amount of the Fund’s assets that may be invested in derivative instruments.

The Fund’s short exposure may create leverage in the Fund which may amplify changes in the Fund’s net asset value. The Fund may also lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Fund’s Board of Trustees. Loans of portfolio securities will be collateralized by liquid securities and cash. The Fund may invest cash collateral received in securities consistent with its principal investment strategy.

The Fund’s portfolio of equity securities may include, without limitation, common and preferred stocks, convertible securities, rights and warrants, depositary receipts, real estate investment trusts, pooled investment vehicles, including other investment companies and exchange-traded funds (“ETFs”). The Fund may invest in fixed income securities and other debt instruments, including, without limitation, corporate bonds, convertible bonds, bank loan participations, government securities and money market instruments. The Fund may invest in securities of issuers of any market capitalization. The Fund’s investments may include securities of U.S. and foreign issuers, including securities of issuers in emerging market countries and securities denominated in a currency other than the U.S. dollar. In addition to any encumbered cash proceeds held from short selling, the Fund will typically maintain a cash or cash equivalent position, generally in the range of 0%-40% of the Fund’s assets. The Fund expects to maintain significant short exposure to equity securities and equity-related instruments, including the derivative instruments described below and shares of ETFs. Although the Fund intends to maintain an overall net long position in its portfolio investments under normal market conditions, during periods of stress and deteriorating fundamentals, the Adviser may increase the Fund’s short exposure to a level approaching or exceeding the value of the Fund’s overall long position, exclusive of the Fund’s cash and cash equivalent positions. In such instances where the Fund maintains a net short exposure in its portfolio investments, the Fund will maintain sufficient asset coverage for its short exposure.

SUMMARY OF PRINCIPAL RISKS

The Fund is subject to the principal risks summarized below. The order of the below risk factors does not indicate the significance of any particular risk factor and the relative significance of each risk below may change over time. These risks could adversely affect the Fund’s net asset value (“NAV”), yield and total return. It is possible to lose money by investing in the Fund.

●	Common Stock Risk: The Fund invests in, or has exposure to, common stocks. Common stock represents an equity (ownership) interest in a company or other entity. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

●	ETFs and Other Investment Companies: The Fund may invest in shares of other investment companies whose underlying investments are consistent with the Fund’s investment objective, including ETFs. ETFs are registered investment companies whose shares are publicly traded on a securities exchange and track a securities market index. As a shareholder in another investment company or ETF, the Fund would bear its pro-rata portion of such investment company’s or ETF’s expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act limits investments by registered investment companies in the securities of other investment companies, registered investment companies, including the Fund, are permitted to invest in certain other registered investment companies and ETFs beyond the limits set forth in the 1940 Act, subject to certain terms and conditions including entering into an agreement with such ETF.

●	Forward Contracts Risk: Forward contracts, including non-deliverable forwards (“NDFs”), are derivative instruments pursuant to a contract where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. There are no limitations on daily price movements of forward contracts. There can be no assurance that any strategy used will succeed. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Forward currency transactions, including NDFs, include the risks associated with fluctuations in currency.

3

●	Cash and Cash Equivalents Risk: To the extent the Fund holds cash and cash equivalents positions, even strategically, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation, which could negatively impact the Fund’s performance and ability to achieve its investment objective. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising.

●	Counterparty Risk: The Fund is expected to establish relationships with third parties to engage in derivative transactions and obtain prime and other brokerage services that permit the Fund to trade in any variety of markets or asset classes. If the Fund is unable to establish or maintain such relationships, such inability may limit the Fund’s transactions and trading activity, prevent it from trading at optimal rates and terms, and result in losses. Some of the markets in which the Fund may effect transactions are not “exchanged-based,” including “over-the-counter” or “interdealer” markets. The participants in these markets are typically not subject to the credit evaluation and regulatory oversight to which members of “exchange based” markets are subject. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions. Such “counterparty risk” is heightened for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. Furthermore, there is a risk that any of the Fund’s counterparties could become insolvent and/or the subject of insolvency proceedings. If one or more of the Fund’s counterparties were to become insolvent or the subject of insolvency proceedings, there exists the risk that the recovery of the Fund’s assets from the counterparty will be delayed or be of a value less than the value of the assets originally entrusted to the counterparty.

●	Currency Risk: The Fund may invest a portion of its assets in instruments denominated in currencies other than the U.S. dollar, the prices of which are determined with reference to currencies other than the U.S. dollar. The Fund, however, generally values its securities and other assets in U.S. dollars. To the extent unhedged, the value of the Fund’s assets will fluctuate with currency exchange rates as well as with the price changes of the Fund’s investments. Thus, an increase in the value of the U.S. dollar compared to the other currencies in which the Fund makes its investments will reduce the effect of increases and magnify the effect of decreases in the prices of the Fund’s securities in their local markets. The Fund may utilize financial instruments such as currency options and forward contracts to hedge currency fluctuations, but there can be no assurance that such hedging transactions (if implemented) will be effective.

●	Derivative Instruments Risk: The Fund may enter into options, futures, forwards, swaps and other derivative instrument contracts. Derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of nonperformance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk. The prices of derivative instruments can be highly volatile. Depending on the nature of the derivative, price movements may be influenced by interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies.

●	Emerging Market Risk: The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States. U.S. securities and accounting regulatory agencies continue to express concern regarding information access and audit quality regarding issuers in China and other emerging market countries, which could present heightened risks associated with investments in these markets.

●	Equity-Related Securities Risk: The Fund may invest in equity-related securities (such as convertible bonds, convertible preferred stock, warrants, options and rights). The price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock because of either a conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Additionally, a convertible security normally also will provide income and therefore is subject to interest rate risk.

4

●	Fixed-Income Securities Risk: The Fund may invest in debt or other fixed-income securities of U.S. and non-U.S. issuers. The value of fixed-income securities will change in response to fluctuations in interest rates and changes in market perception of the issuer’s creditworthiness or other factors.

●	Foreign Securities Risk: The risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

●	Growth Investing Risk: Because growth investing attempts to identify companies that the Adviser believes will experience rapid earnings growth relative to value or other types of stocks, growth stocks may trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value.

●	Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so.

●	Management Risk: As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds. In particular, the Fund faces the risk of loss as a result of incorrect estimation or other errors by the Adviser in its fundamental analysis regarding the companies in which the Fund invests.

●	Market Risk: The values of, and/or the income generated by, securities held by the Fund may decline due to factors that are specifically related to a particular company, as well as general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates changes in interest rates, or adverse investor sentiment generally. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Geopolitical events, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are global economic powers, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as environmental and natural disasters, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy.

●	Non-Diversification Risk: The risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer than funds that are “diversified”. Accordingly, the Fund could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities.

●	Options Risk: The movements experienced by the Fund between the prices of options and prices of the assets (or indices) underlying such options, may differ from expectations, and may cause the Fund to not achieve its objective. The seller (writer) of a call option that is covered (i.e., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying assets above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying assets above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase by such writer except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire investment in the call option. The seller (writer) of a put option that is covered (i.e., the writer has a short position in the underlying assets) assumes the risk of an increase in the market price of the underlying assets above the sales price (in establishing the short position) of the underlying assets plus the premium received, and gives up the opportunity for gain on the underlying assets below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying assets below the exercise price of the option. The buyer of a put option assumes the risk of losing its entire investment in the put option. In the event that an option on futures is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option, unlike the holder, generally is subject to initial and variation margin requirements on the option position.

5

●	Portfolio Turnover Risk: The Fund may engage in active and frequent trading leading to increased portfolio turnover and higher transaction costs.

●	Sector Risk: Although the Fund may not “concentrate” (invest 25% or more of its net assets) in any industry, it may focus its investments from time to time on one or more economic sectors. To the extent that it does so, developments affecting companies in that sector or sectors will likely have a magnified effect on the Fund’s NAV and total returns and may subject the Fund to greater risk of loss. Accordingly, the Fund could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of sectors.

●	Securities Lending Risk: The Fund may make secured loans of its portfolio securities in an amount not exceeding 33⅓% of the value of the Fund’s total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities and possible loss of rights in the collateral should the borrower fail financially, including possible impairment of the Fund’s ability to vote the securities on loan. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account and may pay a fee to the borrower that normally represents a portion of the Fund’s earnings on the collateral. Because the Fund may invest collateral in any investments in accordance with its investment objective, the Fund’s securities lending transactions will result in investment leverage. The Fund bears the risk that the value of investments made with collateral may decline.

●	Short Sale Risk: Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited. Government regulation also may affect the Fund’s ability to engage in short selling. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These types of short sales expenses (sometimes referred to as the “negative cost of carry”) negatively impact the performance of the Fund since these expenses tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell long positions earlier than it had expected.

●	Small and Mid-Cap Securities Risk: Investments in small and mid-cap companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes, and as a result, may be less liquid than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short-term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

●	Swap Agreements Risk: The Fund may enter into swap agreements, which can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long-term or short-term interest rates, foreign currency values, corporate borrowing rates, or other factors such as security prices, baskets of securities, or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form of swap agreement if the Adviser determines that other forms are consistent with the Fund’s investment objective and policies. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s portfolio. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, individual equity values or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, the value of a swap agreement is likely to decline if the counterparty’s creditworthiness declines. Such a decrease in value might cause the Fund to incur losses. Recent market developments related to swaps have prompted increased scrutiny with respect to these instruments. As a result of the Dodd-Frank Act, swaps are now subject to increased regulation than they were previously. Such regulation may limit the Fund’s ability to use swaps and increase the cost of using swaps.

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●	OTC Trading Risk: Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. Such derivative instruments are often highly customized. In addition, while the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and lacks transparency with respect to the terms of OTC transactions. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

PERFORMANCE INFORMATION

The bar chart and performance table illustrate the risks of an investment in Institutional Class shares of the Fund for the past five calendar years and by showing how the Fund’s average annual returns for one year, five years and since inception periods, before and after taxes, compare with those of the HFRX Equity Hedge Index, a broad measure of market performance. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling the Fund toll-free at (866) 640-5704 or on the Fund’s website at www.sirioslp.com.

During the periods shown in the chart:

Best Quarter	Worst Quarter
9.40%	(13.64)%
(December 31, 2020)	(March 31, 2020)

Sirios Long/Short Fund Institutional Class Shares Average Annual Total Returns for the periods ended December 31, 2023	1 Year	5 Years	Since Inception (May 3, 2018)
Institutional Class Shares Return Before Taxes	12.93%	6.53%	5.07%
Return After Taxes on Distributions[1]	12.93%	6.01%	4.43%
Return After Taxes on Distributions and Sale of Shares[1]	7.66%	5.00%	3.77%
HFRX Equity Hedge Index (reflects no deductions for fees, expenses or taxes)[2]	6.90%	6.09%	3.46%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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[2]	SOURCE: HFR, Inc. www.HFR.com The HFR Indices are being used under license from HFR, Inc., which does not approve of or endorse any of the products or the contents discussed in this these materials. The HFRX Equity Hedge Index is comprised of long/short equity hedge funds. Constituents of the HFRX Equity Hedge Index report net of all fees returns. Equity Hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short. It is impossible to invest directly in an Index.

MANAGEMENT OF THE FUND

Investment Adviser

Sirios Capital Management, L.P. serves as the Fund’s investment adviser.

Portfolio Manager

●	John F. Brennan, Jr., co-founded Sirios in 1999 and serves as its Managing Director. Mr. Brennan has been managing the Fund since its inception.

Purchase and Sale of Fund Shares

Minimum Investment Requirements
Account Type	Minimum	Class A	Advisor Class	Institutional Class	Retail Class
Regular Accounts	Initial Investment	$2,500	$2,500	$100,000	$2,500
	Additional Investments	$250	$250	No Minimum	$250
Individual Retirement Accounts	Initial Investment	$2,500	$2,500	$100,000	$2,500
	Additional Investments	$250	$250	No Minimum	$250
Automatic Investment Plan	Initial Investment	$2,500	$2,500	Not available	$2,500
	Additional Investments	$250	$250	Not available	$250

The Fund reserves the right to waive the minimum initial investment requirement for any investor. You can only purchase and redeem shares of the Fund on days the New York Stock Exchange (the “Exchange”) is open and through the means described below.

Purchase or Redemption by Mail:

Regular Mail: Sirios Long/Short Fund FundVantage Trust c/o BNY Mellon Investment Servicing P.O. Box 534445 Pittsburgh, PA 15253-4445	Overnight Mail: Sirios Long/Short Fund FundVantage Trust c/o BNY Mellon Investment Servicing Attention: 534445 500 Ross Street, 154-0520 Pittsburgh, PA 15262 (866) 640-5704

Purchase by Wire:

Please contact Fund shareholder services (“Shareholder Services”) toll-free at (866) 640-5704 for current wire instructions.

Redemption by Telephone:

Call Shareholder Services toll-free at (866) 640-5704.

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Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Such distributions are not currently taxable when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. However, subsequent withdrawals from any tax-deferred account in which the shares are held may be subject to federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

Investment Objective

The Fund seeks to achieve long-term capital appreciation. Although no change is anticipated, the Fund’s investment objective may be changed by the Trust’s Board of Trustees without shareholder approval upon written notice to shareholders. There is no guarantee that the Fund will achieve its investment objective.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES

The Fund’s principal investment strategies are discussed in the “Fund Summary” section. Principal investment strategies are those that the Adviser will use on a day-to-day basis to achieve the Fund’s investment objective. This section provides more information about these strategies, as well as information about some additional strategies that the Fund’s Adviser uses, or may use, to achieve the Fund’s objective. Additional information about these investment strategies and practices and related risks is also provided in the Fund’s Statement of Additional Information (“SAI”). The Fund may also use strategies and invest in securities that are not described in this Prospectus, but that are described in the Fund’s SAI. The investments and strategies discussed below are those that the Adviser will use under normal market conditions.

Borrowing. The Fund may borrow to the extent permitted by the Investment Company Act of 1940, as amended (“1940 Act”). At times, the Fund may be required to segregate or earmark certain assets determined to be liquid by the Adviser (generally, short-term investment grade fixed income securities) to cover borrowings or its obligations under certain investments such as reverse repurchase agreements and derivative instruments (including options contracts).

Derivatives. In addition to using derivatives for hedging purposes, the Fund may use derivatives such as futures, options, swaps and other instruments for risk management and/or to opportunistically enhance the Fund’s returns. In connection with its principal investment strategies, the Fund may use futures to more effectively gain targeted equity exposure from its cash position. Under certain market conditions, Fund’s use of derivatives for cash management or other investment management purposes could be significant. The Fund may determine not to engage in the direct short sales of securities but may utilize derivatives to implement short selling strategies. Derivatives involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid. The risks associated with futures, options and swap contracts include: the potential inability to terminate or sell a position, the lack of a liquid secondary market for the Fund’s position and the risk that the counterparty to the transaction will not meet its obligations.

ETFs and Other Investment Companies. The Fund may invest in shares of other investment companies whose underlying investments are consistent with the Fund’s investment objective, including ETFs. ETFs are registered investment companies whose shares are publicly traded on a securities exchange and track a securities market index. As a shareholder in another investment company or ETF, the Fund would bear its pro-rata portion of such investment company’s or ETF’s expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act limits investments by registered investment companies in the securities of other investment companies, registered investment companies, including the Fund, are permitted to invest in certain other registered investment companies and ETFs beyond the limits set forth in the 1940 Act, subject to certain terms and conditions including entering into an agreement with such ETF.

Equity-Related Securities. The Fund may invest in equity-related securities (such as convertible bonds, convertible preferred stock, warrants, options and rights). The price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock because of either a conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Additionally, a convertible security normally also will provide income and therefore is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases.

Fixed-Income Securities. The Fund may also invest in fixed income securities. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise and during periods of rising interest rates, the values of those securities generally fall. While securities with longer

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maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Securities Lending. The Fund may lend securities to banks, brokers and dealers or other qualified institutions in for cash collateral, which the Fund may reinvest. During the term of the loan, the Fund is entitled to receive amounts equivalent to distributions paid on the loaned securities as well as the return on the cash collateral investments. The value of the securities loaned will be marked to market on a daily basis and cash collateral held for such loaned securities will equal at least 100% of such marked to market value. Upon termination of the loan, the Fund is required to return the cash collateral to the borrower plus an agreed upon rebate. A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, the Fund could experience delays in recovering its securities and possibly may incur a capital loss. The Fund will be responsible for any loss that might result from its investment of the cash collateral it receives from a borrower.

Short Sales. The Fund may engage in short sales. A short sale on an individual security typically involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the seller to the risk that it will be required to acquire securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss. When making a short sale, a Fund must segregate liquid assets equal to (or otherwise cover or offset) its obligations under the short sale. As the seller of a short position, the Fund generally realizes a profit on the transaction if the price it receives on the short sale exceeds the cost of closing out the position by purchasing securities in the market, but generally realizes a loss if the cost of closing out the short position exceeds the proceeds of the short sale. The Fund records interest or dividend expense on its liabilities with respect to securities sold short.

Temporary Defensive Positions. In anticipation of or in response to adverse market or other conditions or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a larger than normal portion of its assets in U.S. Government securities, money market funds, cash or cash equivalents. The Adviser will determine when market conditions warrant temporary defensive measures. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategies and may not achieve its investment objective.

Risks

The following is a list of the principal risks that may apply to your investment in the Fund. Further information about investment risks is available in the Fund’s SAI:

●	Common Stock Risk: The Fund invests, or has exposure to, common stocks. Common stock represents an equity (ownership) interest in a company or other entity. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company’s assets, including debt holders and preferred stockholders. Common stocks risk the loss of all or a substantial portion of the investment.

●	ETFs and Other Investment Companies: The Fund may invest in shares of other investment companies whose underlying investments are consistent with the Fund’s investment objective, including ETFs. ETFs are registered investment companies whose shares are publicly traded on a securities exchange and track a securities market index. As a shareholder in another investment company or ETF, the Fund would bear its pro-rata portion of such investment company’s or ETF’s expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act limits investments by registered investment companies in the securities of other investment companies, registered investment companies, including the Fund, are permitted to invest in certain other registered investment companies and ETFs beyond the limits set forth in the 1940 Act, subject to certain terms and conditions including entering into an agreement with such ETF.

●	Forward Contracts Risk: Forward contracts, including non-deliverable forwards (“NDFs”), are derivative instruments pursuant to a contract where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. There are no limitations on daily price movements of forward contracts. There can be no assurance that any strategy used will succeed. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default

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by a counterparty. Forward currency transactions, including NDFs, include the risks associated with fluctuations in currency.

●	Cash and Cash Equivalents Risk: To the extent the Fund holds cash and cash equivalents positions, even strategically, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation, which could negatively impact the Fund’s performance and ability to achieve its investment objective. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising.

●	Counterparty Risk: Certain of the derivatives entered into by the Fund may not be traded on an exchange but instead will be privately negotiated in the over-the-counter market. This means that these instruments are traded between counterparties based on contractual relationships. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund. In situations in which the Fund is required to post margin or other collateral with a counterparty, including with a futures commission merchant or a clearing organization for futures or other derivative contracts, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors and the Fund may be exposed to the risk of being treated as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

The Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Fund will not sustain a loss on a transaction as a result. Transactions entered into by the Fund may be executed on various U.S. and non-U.S. exchanges, and may be cleared and settled through various clearing houses, custodians, depositories and prime brokers throughout the world. A failure by any such entity may lead to a loss to the Fund.

●	Currency Risk: The Fund may invest a portion of its assets in instruments denominated in currencies other than the U.S. dollar, the prices of which are determined with reference to currencies other than the U.S. dollar. The Fund, however, generally values its securities and other assets in U.S. dollars. To the extent unhedged, the value of the Fund’s assets will fluctuate with currency exchange rates as well as with the price changes of the Fund’s investments. Thus, an increase in the value of the U.S. dollar compared to the other currencies in which the Fund makes its investments will reduce the effect of increases and magnify the effect of decreases in the prices of the Fund’s securities in their local markets. The Fund may utilize financial instruments such as currency options and forward contracts to hedge currency fluctuations, but there can be no assurance that such hedging transactions (if implemented) will be effective.

●	Derivative Instruments Risk: Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying assets, financial benchmarks or indices, such as futures, options, swap agreements and forward contracts. The value of a derivative depends largely upon price movements in the underlying instrument. Many of the risks applicable to trading the underlying instrument are also applicable to derivatives trading. However, derivatives trading is subject to a number of additional risks. Transactions in certain derivatives are subject to clearance on a U.S. national exchange and to regulatory oversight, while other derivatives are subject to risks of trading in the over-the-counter markets or on non-U.S. exchanges. A small investment in derivative instruments could have a potentially large impact on the Fund’s performance. Over-the-counter derivatives are subject to the risk of mispricing or improper valuation of the derivative.

●	Emerging Market Risk: The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies.

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Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States. U.S. securities and accounting regulatory agencies continue to express concern regarding information access and audit quality regarding issuers in China and other emerging market countries, which could present heightened risks associated with investments in these markets.

●	Equity-Related Securities Risk: The Fund may invest in equity-related securities (such as convertible bonds, convertible preferred stock, warrants, options and rights). The price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock because of either a conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Additionally, a convertible security normally also will provide income and therefore is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases.

●	Fixed-Income Securities Risk: The Fund may invest in debt or other fixed-income securities of U.S. and non-U.S. issuers. The value of fixed-income securities will change in response to fluctuations in interest rates and changes in market perception of the issuer’s creditworthiness or other factors.

●	Foreign Securities Risk: Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, a Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for a Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.
●	Certain Risks of Holding Fund Assets Outside the United States: The Fund generally holds foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit a Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

●	Currency Risk: Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

●	Foreign Economy Risk: The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain

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industries. Any of these actions could severely affect securities prices or impair a Fund’s ability to purchase or sell foreign securities or transfer a Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of a Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to a Fund’s investments.

●	Governmental Supervision and Regulation/Accounting Standards: Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to their foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. Recent statements by U.S. securities and accounting regulatory agencies have expressed concern regarding information access and audit quality regarding issuers in China and other emerging market countries, which could present heightened risks associated with investments in these markets.

●	Settlement Risk: Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

●	Growth Investing Risk: Growth investing attempts to identify companies that the Adviser believes will experience rapid earnings growth relative to value or other types of stocks. The value of these stocks generally is much more sensitive to current or expected earnings than stocks of other types of companies. Short-term events, such as a failure to meet industry earnings expectations, can cause dramatic decreases in the growth stock price compared to other types of stock. Growth stocks may also trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value. The Fund’s performance may be better or worse than the performance of equity funds that focus on value stocks or that have a broader investment style.

●	Leverage Risk: The Fund will utilize leverage in its investment program. The use of leverage allows the Fund to make additional investments, thereby increasing its exposure to assets, such that its total assets may be greater than its capital. However, leverage also magnifies the volatility of changes in the value of the Fund’s portfolio. The effect of the use of leverage by the Fund in a market that moves adversely to its investments could result in substantial losses to the Fund, which would be greater than if the Fund were not leveraged. Because a short position loses value as the security’s price increases, the loss on short sale is theoretically unlimited. Short sales are collateralized by all or a portion of the Fund’s portfolio. Accordingly, the Fund will pledge its securities in order to borrow or otherwise obtain leverage for investment or other purposes. Should the securities pledged to brokers to secure the Fund’s margin accounts decline in value, the Fund could be subject to a “margin call,” pursuant to which the Fund must either deposit additional funds or securities with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. The banks and dealers that provide financing to the Fund can apply essentially discretionary margin.

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Changes by counterparties in the foregoing may result in large margin calls, loss of financing and forced liquidations of positions at disadvantageous prices. There can be no assurance that the Fund will be able to secure or maintain adequate financing.

●	Management Risk: As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds. As a high conviction investor, the Adviser typically takes significant, long-term positions in companies it believes are undervalued by the market. Companies in which the Fund invests may remain out of favor with the market for extended periods of time. The Fund faces the risk of loss as a result of incorrect estimation or other errors by the Adviser in its fundamental analysis regarding the companies in which the Fund invests. The Fund’s investment style is unlikely to result in performance that closely correlates to specific market indices over time and may include extended periods of underperformance as compared to the broader market. There is no assurance investors will not lose principal invested in the Fund. The Adviser may also miss out on an investment opportunity because the assets necessary to take advantage of the opportunity are tied up in less advantageous investments.

●	Market Risk: The values of, and/or the income generated by, securities held by the Fund may decline due to factors that are specifically related to a particular company, as well as general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, or adverse investor sentiment generally. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Geopolitical events, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are global economic powers, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as environmental and natural disasters, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy.
●	Non-Diversification Risk: The Fund is non-diversified, which means that a significant portion of the Fund’s assets may be invested in the securities of a single or small number of companies and/or in a more limited number of sectors than a diversified mutual fund. An investment in the Fund could fluctuate in value more than an investment in a diversified fund. Accordingly, the Fund could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities.

●	OTC Trading Risk: Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. Such derivative instruments are often highly customized. In addition, while the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and lacks transparency with respect to the terms of OTC transactions. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

●	Options Risk: The movements experienced by the Fund between the prices of options and prices of the assets (or indices) underlying such options, may differ from expectations, and may cause the Fund to not achieve its objective. The seller (writer) of a call option that is covered (i.e., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying assets above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying assets above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase by such writer except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire investment in the call option. The seller (writer) of a put option that is covered (i.e., the writer has a short position in the underlying assets) assumes the risk of an increase in the market price of the underlying assets above the sales price (in establishing the short position) of the underlying assets plus the premium received, and gives up the opportunity for gain on the underlying assets below the exercise

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price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying assets below the exercise price of the option. The buyer of a put option assumes the risk of losing its entire investment in the put option. In the event that an option on futures is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option, unlike the holder, generally is subject to initial and variation margin requirements on the option position.

●	Portfolio Turnover Risk: The Fund may sell its securities, regardless of the length of time that they have been held, if the Adviser determines that it would be in the Fund’s best interest to do so. These transactions will increase the Fund’s “portfolio turnover.” High turnover rates generally result in higher brokerage costs to the Fund and in higher net taxable gain for shareholders, and may reduce the Fund’s returns.

●	Sector Risk: Although the Fund may not “concentrate” (invest 25% or more of its net assets) in any industry, it may focus its investments from time to time on one or more economic sectors. To the extent that it does so, developments affecting companies in that sector or sectors will likely have a magnified effect on the Fund’s NAV and total returns and may subject the Fund to greater risk of loss. Accordingly, the Fund could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of sectors.

●	Securities Lending Risk: The Fund may make secured loans of its portfolio securities in an amount not exceeding 33⅓% of the value of the Fund’s total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities and possible loss of rights in the collateral should the borrower fail financially, including possible impairment of the Fund’s ability to vote the securities on loan. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account and may pay a fee to the borrower that normally represents a portion of the Fund’s earnings on the collateral. Because the Fund may invest collateral in any investments in accordance with its investment objective, the Fund’s securities lending transactions will result in investment leverage. The Fund bears the risk that the value of investments made with collateral may decline.
●	Short Sale Risk: Short sales are transactions in which the Fund sells a security it does not own, with the goal of purchasing the security at a later date at a lower price. When affecting a short sale, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited. The Fund also is required to earmark other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund’s needs for immediate cash or other liquidity. The Fund’s investment performance also may suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. When the Fund sells short an equity security that pays a dividend, the Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in its financial statements. However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus, increases the Fund’s unrealized gain or reduces the Fund’s unrealized loss on its short sale transaction. To the extent that the interest rate

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and/or dividend that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and reduce the performance of the Fund. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell long positions earlier than it had expected. Until the Fund replaces a security borrowed in connection with a short sale, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund’s ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract. In such instances, the Fund may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in these circumstances. Additionally, the Fund must maintain sufficient liquid assets, marked-to-market daily, to cover the borrowed securities obligations. This may limit the Fund’s investment flexibility, as well as its ability to meet other current obligations.

●	Small and Mid-Cap Securities Risk: Investments in small and mid-cap companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes, and as a result, may be less liquid than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short-term. Further, because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

●	Swap Agreements Risk: The Fund may enter into swap agreements, which can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long-term or short-term interest rates, foreign currency values, corporate borrowing rates, or other factors such as security prices, baskets of securities, or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form of swap agreement if the Adviser determines that other forms are consistent with the Fund’s investment objective and policies. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s portfolio. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, individual equity values or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, the value of a swap agreement is likely to decline if the counterparty’s creditworthiness declines. Such a decrease in value might cause the Fund to incur losses. Recent market developments related to swaps have prompted increased scrutiny with respect to these instruments. As a result of the Dodd-Frank Act, swaps are now subject to increased regulation than they were previously. Such regulation may limit the Fund’s ability to use swaps and increase the cost of using swaps.

●	Forward Contracts Risk: Forward contracts, including non-deliverable forwards (“NDFs”), are derivative instruments pursuant to a contract where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. There are no limitations on daily price movements of forward contracts. There can be no assurance that any strategy used will succeed. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Forward currency transactions, including NDFs, include the risks associated with fluctuations in currency.

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OTHER RISKS

In addition to the principal risks described above, the Fund may also be subject to the following additional risk.

●	Cyber Security Risk: As part of its business, the Adviser processes, stores and transmits large amounts of electronic information, including information relating to the transactions of the Funds. The Adviser and Funds may be susceptible to operational and information security risk. Cyber security failures or breaches of the Funds or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties and/or reputational damage. A Fund and its shareholders could be negatively impacted as a result.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the Fund’s SAI, which is available, free of charge, by calling Shareholder Services toll-free at (866) 640-5704 and on the Fund’s website at www.sirioslp.com. The SAI may also be viewed or downloaded, free of charge from the EDGAR database on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

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MORE INFORMATION ABOUT MANAGEMENT OF THE FUND

The Trust’s Board of Trustees supervises the management, activities and affairs of the Fund and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Fund and its shareholders.

Investment Adviser

Sirios Capital Management, L.P. is a registered investment adviser located at One International Place, Boston, Massachusetts 02110. Sirios was founded in 1999 and, in addition to serving as the investment adviser to the Fund, provides portfolio management services to other pooled investment vehicles and offshore funds. As of December 31, 2023, Sirios had approximately $652 million in assets under management. Sirios, subject to the general oversight of the Trust’s Board of Trustees, has overall responsibility for directing the investments of the Fund in accordance with its investment objective, policies and limitations. Sirios is entitled to receive an annual investment advisory fee of 1.35% of the Fund’s average daily net assets. For the fiscal year ended September 30, 2023, after fee waiver and expense reimbursements, the Adviser received an aggregate investment advisory fee of 0.55% of the Fund’s average net assets.

Investment Advisory Fees

For its services as Adviser to the Fund, Sirios is entitled to receive an annual investment advisory fee, comprising 1.35% of the average net daily assets of the Fund.

As described under “Fees and Expenses of the Fund-Annual Fund Operating Expenses” in the Summary Information of this Prospectus, the Adviser has contractually agreed to reduce its compensation and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, interest, extraordinary items, brokerage commissions, fees and expenses attributable to a distribution or service plan adopted by the Trust, dividend and interest expense on short sales of securities and “Acquired Fund Fees and Expenses,” as defined in Form N-1A, do not exceed 1.60% (on an annual basis) of the Fund’s average daily net assets (the

“Expense Limitation”). The Expense Limitation will remain in place until April 30, 2025, unless the Board of Trustees approves its earlier termination. This agreement may be terminated only by the Trust’s Board of Trustees. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek recoupment from the Fund, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of the reimbursement. No reimbursement will occur unless the Fund’s expenses are below the Expense Limitation.

A discussion of the basis for the Board of Trustees’ approval of the investment management contract between Sirios and the Trust, on behalf of the Fund, is available in the Fund’s semi-annual report to shareholders for the period ended March 31, 2023.

Portfolio Manager

John F. Brennan, Jr. Mr. Brennan co-founded Sirios in July 1999 and currently serves as Managing Director. Mr. Brennan is primarily responsible for the day-to-day management of the Fund. Prior to co-founding Sirios, Mr. Brennan was a senior vice president of MFS Investment Management where he served as Portfolio Manager and member of the MFS Advisory Board and MFS Equity Management Group. In addition, he completed the Manufacturing Management Program at General Electric from 1981 through 1983. Mr. Brennan received an MBA from the Stanford University Graduate School of Business in 1985 and a Bachelor of Science degree, summa cum laude, from the University of Rhode Island College of Engineering in 1981.

The Fund’s SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of Fund shares.

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SHAREHOLDER INFORMATION

PRICING OF SHARES

The price of the Fund’s shares is based on its NAV. The Fund values its assets, based on current market values when such values are available. The NAV per share of the Fund is calculated as follows:

NAV	=		Value of Assets Attributable to the Shares
		–	Value of Liabilities Attributable to the Shares
Number of Outstanding Shares

The Fund’s NAV per share is calculated once daily as of the close of regular trading on the Exchange (typically 4:00 p.m., Eastern time) on each business day (i.e., a day that the Exchange is open for business). The Exchange is generally open on Monday through Friday, except national holidays. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received in good form by an authorized financial institution or the transfer agent, plus any applicable sales charges.

The Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Board of Trustees. The valuations of securities that trade principally on a foreign market that closes before the time as of which a Fund calculates its NAV will generally be based on an adjusted fair value price furnished by an independent pricing service as of the time NAV is calculated. Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Certain fixed income securities may be valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from a recognized dealer or dealers in those securities. The amortized cost method of valuation may be used to value fixed income securities with 60 days or less remaining until maturity, so long as such amortized cost method approximates fair value. Any assets held by the Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Fund determines the daily NAV per share. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund. Investments in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day (which may use fair value pricing as disclosed in their prospectuses).

Securities that do not have a readily available current market value are valued in good faith by the Adviser as “valuation designee” under the oversight of the Trust’s Board of Trustees. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the aforementioned valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Trust’s Board of Trustees. The Adviser’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security or asset values as of the time of pricing. However, fair values for a security or asset determined pursuant to the Adviser’s policies and procedures may not accurately reflect the price that the Fund could obtain if it were to dispose of that security or asset as of the time of pricing.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of the Exchange, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, an exchange or market on which a security trades does not open for trading for the entire day and no other market prices are available. The Adviser as valuation designee will monitor for significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

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PURCHASE OF SHARES

Share Classes

The Fund offers Class A, Advisor Class, Institutional Class and Retail Class shares. Each class of shares has different expenses and distribution arrangements to provide for different investment needs. This allows you to choose the class of shares most suitable for you depending on the amount and expected length of your investment and other relevant factors. Sales personnel may receive different compensation for selling each class of shares. Class A shares, Advisor Class and Retail Class shares are for individuals, corporate investors and certain retirement plans. Institutional Class shares are available to individuals who can meet the required investment minimum and corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others. If you purchase Institutional Class shares through a financial intermediary, you may be charged a brokerage commission on shares transacted in, other transaction-based fees or other fees for the services of such organization.

Shares representing interests in the Fund are offered on a continuous basis for sale by the Fund’s principal underwriter Foreside Funds Distributors LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group) (the “Underwriter”). You can purchase Class A, Advisor Class, Institutional Class and Retail Class shares of the Fund through certain broker-dealers and other financial intermediaries, or directly through the transfer agent of the Fund, as discussed below. Shares of the Fund are offered only to residents of states in which the shares are registered or qualified. No share certificates are issued in connection with the purchase of Fund shares. The Fund reserves the right to waive the minimum investment requirement for any investor.

In the event you modify or change your relationship with your financial intermediary through which you invest in the Fund (for instance, from an advisory relationship to a brokerage relationship) you may no longer be eligible to invest in a particular share class and your financial intermediary may exchange your shares for another share class which may be subject to higher expenses and Rule 12b-1 distribution fees.

In addition, the availability of certain classes of shares may be limited to certain intermediary platforms, which means that your eligibility to purchase a specific class of Fund shares may depend on whether your intermediary offers that class.

The Trust is not responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

Class A Shares

Distribution Plan

The Trust’s Board of Trustees, on behalf of the Fund’s Class A shares, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution and service fees for the sale and distribution of its shares and for services provided to its shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost more than paying other types of sales charges. The distribution plan for Class A shares provides for payments of up to 0.25% of the average daily net assets of the Fund’s Class A shares.

Front-End Sales Charge

Sales of Class A shares of the Fund include a front-end sales charge (expressed as a percentage of the offering price) as shown in the following table:

Class A Shares — Front-End Sales Charge
Amount of Single Transaction	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Net Amount Invested	Dealer Concession as a Percentage of Offering Price
Less than $50,000	5.50%	5.82%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $1,000,000	1.50%	1.52%	1.25%
$1,000,000 or more	0.00%	0.00%	0.00%

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Selected dealers who have entered into an agreement with the Underwriter may receive a dealer concession. The dealer’s concession depends on which class of shares you choose and may be changed from time to time. Currently, on Class A shares, dealers receive the concession set forth in the table above, as well as the 0.25% distribution fee (12b-1). On some occasions, such incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund during a specified period of time. A dealer who receives all or substantially all of the sales charge may be considered an “underwriter” under the Securities Act of 1933, as amended. Selected dealers may receive a commission as a percentage of the offering price of Class A shares on purchases of $1 million or more of Class A shares. If a dealer receives such commission, the CDSC, discussed below, will apply to those purchases of Class A shares of $1 million or more. To the extent the CDSC applies, the CDSC paid by the shareholder will be used as reimbursement for such commission payments.

Contingent Deferred Sales Charge (“CDSC”)

If you bought Class A shares without an initial sales charge because your investments in the Fund aggregated over $1,000,000 at the time of purchase, you may incur a CDSC of up to 1.00% if you redeem those shares within twelve months of purchasing those shares. Subsequent Class A share purchases that bring your aggregate account value to $1,000,000 or more will also be subject to a CDSC if you redeem them within twelve months of purchasing those shares. The CDSC will only apply to purchases of Class A shares where a selling broker or dealer received compensation for the sale of such shares at the time of purchase. Investors should inquire with their financial intermediary regarding whether the CDSC is applicable to them.

The CDSC on Class A shares is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions. When you place an order to sell your Class A shares, the Fund will first redeem any shares that are not subject to a CDSC followed by those you have held the longest.

You may be able to avoid an otherwise applicable CDSC when you sell Class A shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Trust, the Underwriter or the Adviser or for other reasons. Restrictions may apply to certain accounts and certain transactions. The Fund may change or cancel these terms at any time.

Reduced Sales Charges

You can reduce the initial sales charge of Class A shares by taking advantage of breakpoint opportunities in the sales charge schedules, as set forth above. The sales charge for purchases of the Fund’s Class A shares may also be reduced for a single purchaser through a Right of Accumulation or a Letter of Intent, as described below. To qualify for a reduced sales charge, you are responsible for notifying your dealer or BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing”), the Fund’s transfer agent. Certain transactions in Class A shares may be made at NAV as described below. If the account owner is an entity (e.g., a trust, a qualified plan, etc.), these privileges will apply to beneficial owners and trustees. These privileges are also available to investors who invest completely or partially through accounts at financial intermediaries, e.g., through accounts at broker-dealers (rather than opening an account directly with the Fund’s transfer agent). To take advantage of these privileges, the account owner (or if applicable, the beneficial owner or trustee), either directly or through their registered representative or financial intermediary, as applicable, must identify and provide information to the Fund’s transfer agent regarding eligibility for these privileges. Stated differently, investors must identify to the Fund’s transfer agent, either directly or through their registered representative or financial intermediary, the complete universe of eligible shareholder accounts (e.g., IRA, non-retirement, 529 plan, etc.), in order to receive the maximum breakpoint discount possible. It is the responsibility of the shareholder, either directly or through their registered representative and/or financial intermediary, to ensure that the shareholder obtains the proper “breakpoint” discounts.

In order for the Fund to identify accounts opened through a financial intermediary, you or your financial intermediary must provide the Fund’s transfer agent with the applicable account numbers. For purposes of identifying Fund accounts opened directly with the transfer agent, you or your registered representative must provide the Fund’s transfer agent with either the applicable account numbers or the applicable tax identification numbers.

The Fund does not provide additional information on reduced sales charges on its website because the information is contained in this Prospectus, which is available on the Fund’s website at www.sirioslp.com.

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Right of Accumulation. You may combine your shares and the shares of your spouse and your children under the age of 21 in order to qualify for the Right of Accumulation. If you already hold Class A shares of the Fund, a reduced sales charge based on the sales charge schedule for Class A shares may apply to subsequent purchases of shares of the Fund. The sales charge on each additional purchase is determined by adding the current market value of the shares you currently own to the amount being invested. The reduced sales charge is applicable only to current purchases. It is your responsibility to notify your dealer or BNY Mellon Investment Servicing, the Fund’s transfer agent, at the time of subsequent purchases that the purchase is eligible for the reduced sales charge under the Right of Accumulation.

Letter of Intent. You may qualify for a reduced sales charge immediately by signing a non-binding Letter of Intent stating your intention to invest during the next 13 months a specified amount that, if made at one time, would qualify for a reduced sales charge. The first investment cannot be made more than 90 days prior to the date of the Letter of Intent. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the requirements of the Letter of Intent have been satisfied. During the term of the Letter of Intent, BNY Mellon Investment Servicing will hold shares representing 5% of the indicated amount in escrow for payment of a higher sales charge if the full amount indicated in the Letter of Intent is not purchased. The escrowed shares will be released when the full amount indicated has been purchased. If the full amount indicated is not purchased within the 13-month period, your escrowed shares will be redeemed in an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge you would have had to pay on your aggregate purchases if the total of such purchases had been made at a single time. It is your responsibility to notify your dealer or BNY Mellon Investment Servicing, the Fund’s transfer agent, at the time the Letter of Intent is submitted that there are prior purchases that may apply.

Reinstatement Privilege for Class A Shares

For a period of 30 days after you sell Class A shares of the Fund, you may reinvest your redemption proceeds in Class A shares of the Fund at NAV. You, your broker or your financial adviser must notify the Fund’s transfer agent in writing of your eligibility to reinvest at NAV at the time of reinvestment in order to eliminate the sales charge on your reinvestment. The Fund may require documentation to support your eligibility.

Sales at Net Asset Value

The Fund may sell Class A shares at NAV (i.e., without the investor paying any initial sales charge) under the following circumstances, provided that you notify the Fund or your financial intermediary in advance that a transaction qualifies for this privilege:

1.	Direct rollovers (i.e., rollovers of Fund shares and not reinvestments of redemption proceeds) from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same Fund;

2.	Purchases by state sponsored 529 college savings plans;

3.	Purchases by registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in the Fund;

4.	Purchases by insurance company separate accounts;

5.	Purchases by investment advisory clients of the Adviser or its affiliates;

6.	Purchases by officers and present or former Trustees of the Trust; directors and full-time employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund);

7.	Purchases by the Adviser and its affiliates and certain employee benefit plans for employees of the Adviser;

8.	Purchases by persons associated with the Fund, Adviser and its affiliates, transfer agent, underwriter and custodian, fund counsel and their respective affiliates (to the extent permitted by these firms) including: (a) present and former officers, trustees, directors and partners; (b) employees and retirees; (c) immediate family members of such persons; and (d) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (c);

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9.	Purchases by authorized retirement plans serviced or sponsored by a financial intermediary, including employer sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans, and individual retirement accounts (including individual retirement accounts to which simplified employee pension (“SEP”) contributions are made);

10.	Purchases by fee-based financial planners and registered investment advisers who are purchasing on behalf of their clients and purchases through or under a wrap fee product or other investment product sponsored by a financial intermediary that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have entered into, or that clear trades through a financial intermediary that has entered into, an agreement with the Fund or the Underwriter. Investors may be charged a fee when effecting transactions in Class A shares through such investment accounts or products;

11.	Purchases by broker-dealers who have entered into selling agreements with the Adviser for their own accounts;

12.	Purchases by participants in no-transaction-fee programs of brokers (whether or not such brokers maintain an omnibus account with the Fund);

13.	Purchases by financial intermediaries who have entered into an agreement with the Fund’s Underwriter to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers; and

14.	Purchases through the reinvestment of Fund distributions (dividends and capital gains).

The Fund reserves the right to modify or terminate these arrangements at any time.

Advisor Class Shares

Sales of the Fund’s Advisor Class shares are not subject to a front-end sales charge or a CDSC. Because Advisor Class shares pay a higher Rule 12b-1 fee than Institutional Class shares, Advisor Class shares have higher expenses than Institutional Class shares.

Distribution Plan

The Trust’s Board of Trustees, on behalf of the Fund’s Advisor Class shares, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution and service fees for the sale and distribution of its shares and for services provided to its shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost more than paying other types of sales charges. The distribution plan for Advisor Class shares provides for payments of up to 0.25% of the average daily net assets of the Fund’s Advisor Class shares.

Institutional Class Shares

Sales of the Fund’s Institutional Class shares are not subject to a front-end sales charge or a Rule 12b-1 fee. Institutional Class shares are typically offered to corporations or other institutions such as trusts, endowments, foundations, broker-dealers purchasing for the accounts of others or certain clients of the Adviser or its affiliates. If you purchase Institutional Class shares through a financial intermediary, you may be charged a brokerage commission on shares transacted in, other transaction-based fees or other fees for the services of such organization.

Retail Class Shares

Sales of the Fund’s Retail Class shares are not subject to a front-end sales charge, a CDSC or a Rule 12b-1 fee.

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To Open an Account

By Mail

Complete the application and mail it to BNY Mellon Investment Servicing at the address noted below, together with a check payable to the Fund. Please make sure your check is for at least $2,500 with respect to Class A, Advisor Class and Retail shares and at least $100,000 with respect to Institutional Class shares. Mail the application and your check to:

Regular Mail: Sirios Long/Short Fund FundVantage Trust c/o BNY Mellon Investment Servicing P.O. Box 534445 Pittsburgh, PA 15253-4445	Overnight Mail: Sirios Long/Short Fund FundVantage Trust c/o BNY Mellon Investment Servicing Attention: 534445 500 Ross Street, 154-0520 Pittsburgh, PA 15262 (866) 640-5704

The Fund will only accept checks drawn on U.S. currency on domestic banks. The Fund will not accept any of the following: cash or cash equivalents, money orders, traveler’s checks, cashier’s checks, bank checks, official checks and treasurer’s checks, payable through checks, third party checks and third party transactions.

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact Shareholder Services toll-free at (866) 640-5704 for more information.

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.

As requested on the application, you must supply your full name, date of birth, social security number, and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

By Wire

To make a same-day wire investment, call Shareholder Services toll-free at (866) 640-5704 before 4:00 p.m. Eastern time to obtain wire instructions. An account number will be assigned to you. Please make sure your wire is for at least $2,500 with respect to Class A, Advisor Class and Retail Class shares and at least $100,000 with respect to Institutional Class shares. Your wire must be received by the stock market close, typically 4:00 p.m. Eastern time, to receive that day’s price per share. Your bank may charge a wire fee.

Individual Retirement Account and Education Savings Account Investments

You may invest in the Fund through the following individual retirement accounts:

●	Traditional Individual Retirement Accounts (“IRAs”)

●	Savings Incentive Match Plan for Employees (“SIMPLE IRAs”)

●	Spousal IRAs

●	Roth Individual Retirement Accounts (“Roth IRAs”)

●	Simplified Employee Pension Plans (“SEP IRAs”)

●	Coverdell Education Savings Accounts (“CESAs”)

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TO ADD TO AN ACCOUNT DIRECTLY WITH THE FUND

By Mail

Fill out an investment slip from a previous confirmation and write your account number on your check. Please make sure that your check is payable to the Fund and that your additional investment is for at least $250 with respect to Class A, Advisor Class and Retail Class shares. There is no minimum additional investment amount required for Institutional Class shares. Mail the slip and your check to:

Regular Mail: Sirios Long/Short Fund FundVantage Trust c/o BNY Mellon Investment Servicing P.O. Box 534445 Pittsburgh, PA 15253-4445	Overnight Mail: Sirios Long/Short Fund FundVantage Trust c/o BNY Mellon Investment Servicing Attention: 534445 500 Ross Street, 154-0520 Pittsburgh, PA 15262 (866) 640-5704

By Wire

Please contact Shareholder Services toll-free at (866) 640-5704 for current wire instructions. The wire must be received by the stock market close, typically 4:00 p.m. Eastern time, for same day processing. Your bank may charge a wire fee. Please make sure your wire is for at least $250 with respect to Class A, Advisor Class and Retail Class shares. There is no minimum additional investment amount required for Institutional Class shares.

Automatic Investment Plan

You may open an automatic investment plan account for Class A, Advisor Class and Retail Class shares with a $2,500 initial purchase and a $250 monthly investment. This plan is not available for Institutional Class shares. If you have an existing account that does not include the automatic investment plan, you can contact the Fund at (866) 640-5704 to establish an automatic investment plan. The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Fund. Once you have established an account with $2,500 or more, you may automatically receive funds from your account on a monthly, quarterly or semi-annual basis (minimum withdrawal of $100). The Fund may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the Automatic Investment Plan Section found on the application or contact the Fund’s transfer agent at (866) 640-5704.

Automated Clearing House (ACH) Purchase

Current shareholders may purchase additional shares via Automated Clearing House (“ACH”). To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the same business day for orders placed prior to 4:00 p.m. Eastern time. Orders placed thereafter will be effective at the closing price per share on the next business day. The Fund may alter, modify or terminate this purchase option at any time.

Shares purchased by ACH will not be available for redemption until the transactions have cleared. Shares purchased via ACH transfer may take up to 15 days to clear.

Purchase Price

Advisor Class, Institutional Class and Retail Class shares of the Fund are sold at the NAV next determined after receipt of the request in good order. Class A shares of the Fund are sold at the offering price, which is the NAV next determined after the request is received in good order, plus a sales charge of up to 5.75%. “Good Order” means that the purchase request is complete and includes all required information.

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Financial Intermediaries

You may purchase shares of the Fund through a financial intermediary who may charge additional fees for other services and may require higher minimum investments or impose other limitations on buying and selling shares of the Fund. “Financial intermediaries” include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries and any other firm having a selling, administration or similar agreement with the Fund. If you purchase shares through a financial intermediary, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and redemption requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. It is the responsibility of the financial intermediary or nominee to promptly forward purchase or redemption orders and payments to the Fund. Customer orders will be priced at the Fund’s NAV next computed after they are accepted by an authorized broker or the broker’s authorized designee. Purchase and redemption requests sent to such authorized broker (or its designee) are executed at the NAV next determined after the intermediary receives the request if transmitted to the Fund’s transfer agent in accordance with the Fund’s procedures and applicable law. Financial intermediaries may also designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. Consult your investment representative for specific information.

It is the responsibility of the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

In the event your financial intermediary modifies or terminates its relationship with the Trust, your shares may be subject to involuntary redemption unless you make arrangements to (a) transfer your Fund shares to another financial intermediary that is authorized to process Fund orders or (b) establish a direct account with the Trust’s transfer agent by following the instructions under “To Open An Account.”

In the event you modify or change your relationship with your financial intermediary through which you invest in the Fund (for instance from an advisory relationship to a brokerage relationship) you may no longer be eligible to invest in a particular share class and your financial intermediary may exchange your shares for another share class which may be subject to higher expenses and Rule 12b-1 distribution fees.

Networking and Sub-Transfer Agency Fees. The Fund may also directly enter into agreements with financial intermediaries pursuant to which they will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 distribution or shareholder service fees the financial intermediary may also be receiving.

From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their own resources. These payments may be material to financial intermediaries relative to other compensation paid by the Fund and/or the Underwriter, the Adviser and their affiliates. The payments described above may differ and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Fund, the Adviser or their service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

Additional Compensation to Financial Intermediaries. The Adviser and, from time to time, affiliates of the Adviser may also, at their own expense and out of their own resources, provide additional cash payments to financial intermediaries who sell shares of the Fund. These additional cash payments are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees) payable to a financial intermediary, which are disclosed elsewhere in this Prospectus. These additional cash payments are generally made to financial intermediaries that provide sub-accounting, sub-transfer agency, shareholder or administrative services or marketing support. Marketing support may include: (i) access to sales meetings or conferences, sales representatives and financial intermediary management representatives; (ii) inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs to which financial intermediaries provide more marketing support than to other sales programs on which the Adviser or its affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of the Fund’s shares in communications with a financial intermediaries’ customers, sales representatives or management representatives; and/or (iv) other specified

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services intended to assist in the distribution and marketing of the Fund’s shares. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Adviser and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold.

The amount and value of additional cash payments vary for each financial intermediary. The additional cash payment arrangement between a particular financial intermediary and the Adviser or its affiliates may provide for increased rates of compensation as the dollar value of the Fund’s shares or particular class of shares sold or invested through such financial intermediary increases. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend the Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. A financial intermediary and its sales representatives may have similar financial incentives to recommend a particular class of the Fund’s shares over other classes of its shares. You should consult with your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser.

Although the Fund may use financial firms that sell Fund shares to effect portfolio transactions for the Fund, the Fund and the Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For more information about these additional cash payments made to financial intermediaries, please refer to the section entitled “Additional Compensation to Financial Intermediaries” located in the SAI.

General Information About Sales Charges

Your securities dealer is paid a commission when you buy Class A shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy. From time to time, some financial institutions may receive a concession up to the entire sales charge. Firms that receive a concession of the entire sales charge may be considered underwriters for the purpose of federal securities law.

Rights Reserved by the Fund

The Fund reserves the right to:

●	reject any purchase order;

●	suspend the offering of shares;

●	vary the initial and subsequent investment minimums;

●	waive the minimum investment requirement for any investor;

●	redeem accounts with balances below the minimum after 30 days’ written notice;

●	redeem your shares in the event your financial intermediary’s relationship with the Trust is modified or terminated;

●	subject to applicable law, redeem your shares in other circumstances determined by the Board to be in the best interest of the Fund; and

●	redeem your shares if you hold your shares through a financial intermediary and you propose to transfer your shares to another financial intermediary that does not have a relationship with the Trust.

The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

Market Timing and Frequent Trading Policy

The Fund discourages frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position. The Fund is not designed to accommodate market timing or short-term trading. Frequent or excessive trades into or out of the Fund in an effort to anticipate changes in market prices of its investment portfolio is generally referred to as “market timing.” Market timing can adversely impact the ability of an

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investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of the Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in the Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using a line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. This occurs when market timers attempt to trade Fund shares when the NAV of the Fund does not reflect the value of the underlying portfolio securities.

To deter market timing and to minimize harm to the Fund and its shareholders, the Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase order by market timers or by those persons the Fund believes are engaging in similar trading activity that, in the judgment of the Fund or the Adviser, may be disruptive to the Fund. The Fund will not be liable for any loss resulting from rejected purchase orders. No waivers of the provisions of this policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

The Fund’s Chief Compliance Officer (“CCO”) reviews on an as-needed basis, as determined by the CCO in coordination with the Adviser and other service providers, available information related to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of market timing or similar trading practices. If, in its judgment, the Fund or the Adviser detects excessive, short-term trading, the Fund may reject or restrict a purchase request and may further seek to close an investor’s account with the Fund. The Fund may modify its procedures from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Fund will apply the procedures in a manner that, in the Fund’s judgment, will be uniform.

There is no guarantee that the Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence.

In order for a financial intermediary to purchase shares of the Fund for an “omnibus” account, in nominee name or on behalf of another person, the Trust will enter into shareholder information agreements with such financial intermediary or its agent. These agreements require each financial intermediary to provide the Fund access, upon request, to information about underlying shareholder transaction activity in these accounts and the Shareholder’s Taxpayer Identification Number (or International Taxpayer Identification Number or other government issued identifier). If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an “omnibus” account, in nominee name or on behalf of another person. If necessary, the Fund may prohibit additional purchases of Fund shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Fund. If a financial intermediary fails to enforce the Fund’s excessive trading policies, the Fund may take certain actions, including terminating the relationship.

Redemption of Shares

You may “redeem” or sell your shares on any day the Exchange is open, either directly through the Fund’s transfer agent, BNY Mellon Investment Servicing, or through your broker-dealer. The price you receive will be the NAV next calculated after receipt of the request in good order. “Good Order” means that the redemption request is complete and includes all accurate required information including any medallion signature guarantees, if necessary.

Redemption Policies

Payment for redemptions of Fund shares is usually made within one business day, but not later than seven calendar days after receipt of your redemption request, unless the check used to purchase the shares has not yet cleared. The Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the Exchange is restricted or the Exchange is closed for other than customary weekends and holidays, (2) the SEC has by order permitted such suspension for the protection of the Fund’s shareholders, or (3) an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. The Fund will automatically redeem shares if a purchase check is returned for insufficient funds and the shareholder’s account will be charged for any loss. The Fund reserves the right to reject any third party check.

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Under normal market conditions, the Fund generally meets redemption requests through its holdings of cash or cash equivalents or by selling a portion of the Fund’s holdings (and, to the extent necessary, reducing its short positions) consistent with its investment strategy. The Fund generally pays redemptions proceeds in cash; however, the Fund reserves the right to honor certain redemptions “in-kind” with securities, rather than cash. The Fund is more likely to redeem in-kind to meet large redemption requests or during times of market stress.

TO REDEEM FROM YOUR ACCOUNT HELD DIRECTLY WITH THE FUND

By Mail

To redeem your shares by mail:

●	Write a letter of instruction that includes: the name of the Fund, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

●	Include all signatures and any additional documents that may be required.

●	Mail your request to:

Regular Mail: Sirios Long/Short Fund FundVantage Trust c/o BNY Mellon Investment Servicing P.O. Box 534445 Pittsburgh, PA 15253-4445	Overnight Mail: Sirios Long/Short Fund FundVantage Trust c/o BNY Mellon Investment Servicing Attention: 534445 500 Ross Street, 154-0520 Pittsburgh, PA 15262 (866) 640-5704

●	A check will be mailed to the name(s) and address in which the account is registered and may take up to seven days to mail.

●	The Fund may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud.

●	The Fund requires a medallion signature guarantee if the written redemption exceeds $50,000, the address of record has changed within the past 30 days or the proceeds are to be paid to a person or payee other than the account owner of record.

By Telephone

To redeem your shares by telephone, call Shareholder Services toll-free at (866) 640-5704. The proceeds will be paid to the registered owner: (1) by mail at the address on the account, or (2) by wire to the pre-designated bank account on the fund account. To use the telephone redemption privilege, you must have selected this service on your original account application or submitted a subsequent medallion signature guaranteed request in writing to add this service to your account. The Fund and BNY Mellon Investment Servicing reserve the right to refuse any telephone transaction when they are unable to confirm to their satisfaction that a caller is the account owner or a person preauthorized by the account owner. BNY Mellon Investment Servicing has established security procedures to prevent unauthorized account access. Neither the Fund nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. The telephone transaction privilege may be suspended, limited, modified or terminated at any time without prior notice by the Fund or BNY Mellon Investment Servicing.

By Wire

In the case of redemption proceeds that are wired to a bank, the Fund transmits the payment only on days that commercial banks are open for business and only to the bank and account previously authorized on your application or your medallion signature guaranteed letter of instruction. The Fund and BNY Mellon Investment Servicing will not be responsible for any delays in wired redemption proceeds due to heavy wire traffic over the Federal Reserve System. The Fund reserves the right to refuse a wire redemption if it believes that it is advisable to do so. You may also have your redemption proceeds sent to your bank via ACH. BNY Mellon Investment Servicing does not charge for this service; however, please allow 2 to 3 business days for the transfer of money to reach your banking institution.

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In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a medallion signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation may be required for a redemption request or to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

Systematic Withdrawal Plan

Once you have established an account with $2,500 or more, you may automatically receive funds from your account on a monthly, quarterly or semi-annual basis (minimum withdrawal of $100). Call Shareholder Services toll-free at (866) 640-5704 to request a form to start the Systematic Withdrawal Plan.

Selling Recently Purchased Shares

If you wish to sell shares that were recently purchased by check, the Fund may delay mailing your redemption check for up to 15 business days after your redemption request to allow the purchase check to clear. The Fund reserves the right to reject any redemption request for shares recently purchased by check that has not cleared, and the Fund may require that a subsequent request be submitted.

Late Trading

Late trading is the practice of buying or selling fund shares at the closing price after the Fund’s NAV has been set for the day. Federal securities laws governing mutual funds prohibit late trading. The Fund has adopted trading policies designed to comply with requirements of the federal securities laws.

TRANSACTION POLICIES

Timing of Purchase or Sale Requests

All requests received in good order by BNY Mellon Investment Servicing or authorized dealers of Fund shares before the close of regular trading on the Exchange, typically 4:00 p.m. Eastern time, will be executed the same day, at that day’s NAV. Such orders received after the close of regular trading of the Exchange will be executed the following day, at that day’s NAV. All investments must be in U.S. dollars. Purchase and redemption orders are executed only on days when the Exchange is open for trading. If the Exchange closes early, the deadlines for purchase and redemption orders are accelerated to the earlier closing time.

New York Stock Exchange Closings

The Exchange is typically closed for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Investments through Financial Intermediaries/Nominees

If you invest through a financial intermediary or nominee, such as a broker-dealer or financial adviser (rather than directly through the Fund), certain policies and fees regarding your investment in the Fund may be different than those described in this Prospectus.

In the event your financial intermediary modifies or terminates its relationship with the Trust, your shares may be subject to involuntary redemption unless you make arrangements to (a) transfer your Fund shares to another financial intermediary that is authorized to process Fund orders or (b) establish a direct account with the Trust’s transfer agent by following the instructions under “To Open An Account.” Financial intermediaries and nominees may charge transaction fees, may charge you a commission on your purchase, and may set different minimum investments or limitations or procedures on buying or selling shares; however, in the event that your financial intermediary modifies or terminates its relationship with the Trust and you chose to open an account directly with a Fund, you must meet the minimum initial investment amount or, if available, exchange your shares for shares of another class in which you are eligible to invest.

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It is the responsibility of the financial intermediary or nominee to promptly forward purchase or redemption orders and payments to the Funds. You will not be charged any additional fees by the Funds (other than those described in this Prospectus) if you purchase or redeem shares of the Fund directly through the Fund’s transfer agent, BNY Mellon Investment Servicing.

Contact your financial intermediary for specific information regarding the availability and suitability of various account options described throughout this Prospectus. Contact your financial intermediary for specific information with respect to the financial intermediary’s policies regarding minimum purchase and minimum balance requirements and involuntary redemption, which may differ from what is described throughout this Prospectus.

Account Minimum

You must keep at least $2,500 worth of shares in your Class A, Advisor Class or Retail Class account to keep the account open. If, after giving you 30 days’ prior written notice, your account value is still below $2,500 due to your redemptions (not including market fluctuations), the Fund may redeem your shares and send you a check for the redemption proceeds. Institutional Class shares require a minimum balance of $100,000 (not including market fluctuations).

Medallion Signature Guarantees

The Fund may require additional documentation for the redemption of corporate, partnership or fiduciary accounts, or medallion signature guarantees for certain types of transfer requests or account registration changes. A medallion signature guarantee helps protect against fraud. A medallion signature guarantee is required if the address of record has changed within the past 30 days, or the proceeds are to be paid to a person or payee which is different from the address or payee information the Fund has on record, or if the written redemption request exceeds $100,000. When the Fund requires a signature guarantee, a medallion signature must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, saving association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The Fund recognizes the following three medallion programs: (i) Securities Transfer Agents Medallion Program (STAMP), (ii) Stock Exchanges Medallion Program (SEMP) and (iii) New York Stock Exchange, Inc., Medallion Signature Program (MSP). Signature guarantees from a financial institution that does not participate in one of these programs will not be accepted. Call Shareholder Services toll-free at (866) 640-5704 for further information on obtaining a proper signature guarantee.

Customer Identification Program

Federal law requires the Fund to obtain, verify and record identifying information, which includes the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Fund. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Fund reserves the right (i) to place limits on transactions in any account until the identity of the investor is verified; or (ii) to refuse an investment in the Fund or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Fund and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Other Documents

Additional documents may be required for purchases and redemptions when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. For further information, call Shareholder Services toll-free at (866) 640-5704.

SHAREHOLDER SERVICES

Your Account

If you have questions about your account, including purchases, redemptions and distributions, call Shareholder Services from Monday through Friday, 9:00 a.m. to 5:00 p.m., Eastern time. Call toll-free at (866) 640-5704.

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Account Statements

The Fund currently provides the following account information:

●	confirmation statements after transactions (except for certain automatic transactions, such as those related to automatic investment plan purchases or dividend reinvestments);

●	monthly account statements reflecting transactions made during the covered period;

●	an annual account statement reflecting all transactions for the year; and

●	tax information, which will be mailed each year by the Internal Revenue Service (the “IRS”) deadline, a copy of which will also be filed with the IRS, if necessary.

Financial statements with a summary of portfolio composition and performance will be available at least twice a year. The Fund routinely provides the above shareholder services, but may charge additional fees for special services such as requests for historical transcripts of accounts. With the exception of statutorily required items, the Fund may change any of the above practices without notice.

Delivery of Shareholder Documents

To reduce expenses, the Fund mails only one copy of the Fund’s Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call Shareholder Services toll-free at (866) 640-5704 or, if your shares are held through a financial institution, please contact the financial institution directly. The Fund will begin sending you individual copies within 30 days after receiving your request.

EXCHANGING SHARES

You may transfer your shares into another class of shares if you meet the eligibility requirements for the class into which you would like to transfer. If you purchased your shares from the Fund directly, call the transfer agent at (866) 640-5704 for information on exchanging shares into another class. If you purchased your shares through a financial intermediary, you should contact such financial intermediary for information on exchanging shares into another class of the Fund. Transfers between Classes of a single fund are generally not considered a taxable transaction. This exchange privilege may be modified or terminated upon written notice to shareholders.

DISTRIBUTIONS

Distributions of net investment income and distributions of net capital gain, if any, are declared and paid annually to you. The Fund will distribute net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized. The amount of any distribution will vary and there is no guarantee that the Fund will pay either a dividend or a capital gain distribution.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued. If you invest in the Fund shortly before the ex-dividend date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution (see “More Information about Taxes - Distributions”).

MORE INFORMATION ABOUT TAXES

Each shareholder and prospective investor’s particular tax situation is unique, and, therefore, the tax information in this Prospectus is provided only for general information purposes and only for U.S. taxpayers and should not be considered as tax advice or relied on by a shareholder or prospective investor.

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General. The Fund intends to qualify annually to be treated as a regulated investment company (a “RIC”) under Subchapter M of the Code. As such, the Fund will not be subject to federal income tax on the earnings it distributes to shareholders provided it satisfies certain requirements and restrictions set forth in the Code one of which is to distribute to its shareholders substantially all of its income and gains each year. If for any taxable year the Fund fails to qualify as a RIC: (1) it will be subject to tax in the same manner as an ordinary corporation and will be subject to tax at the corporate tax rates then in effect; and (2) all distributions from its earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders and the non-corporate shareholder long-term capital gain rate for “qualified dividend income” and ordinary rates for all other distributions, except for those treated as a return of capital or substitute dividends with respect to dividends paid on securities lent out by the Fund. In addition, dividends paid on securities lent out by the Fund may not qualify for the dividends received deduction.

Distributions. The Fund will make distributions to you that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time the Fund holds its assets). The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions are taxable whether you reinvest such distributions in additional shares of the Fund or choose to receive cash.

Unless you are investing through a tax-deferred retirement account (such as a 401(k) or an IRA), you should consider avoiding a purchase of Fund shares shortly before the Fund makes a distribution, because making such a purchase can increase your taxes and the cost of the shares. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the Fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received — even if you reinvest it in more shares and have to pay the tax due on the dividend without receiving any cash to pay the taxes. To avoid “buying a dividend,” check the Fund’s distribution schedule before you invest.

Ordinary Income. Net investment income (except for qualified dividends and income designated as tax-exempt), distributions of income from securities lending, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. Certain dividends distributed to non-corporate shareholders and designated by the Fund as “qualified dividend income” are eligible for the long-term capital gains tax rates. Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. In addition, certain qualified REIT dividends may be eligible for a deduction for non-corporate shareholders.

Net Capital Gains. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains (based on the Fund’s holding period) for federal income tax purposes regardless of how long you have held your Fund shares.

Sale of Shares. It is a taxable event for you if you sell shares of the Fund. Depending on the purchase price and the sale price of the shares you sell, you may have a taxable gain or loss on the transaction. Any realized gain will be taxable to you, and, generally, will be capital gain, assuming you held the shares of the Fund as a capital asset. The capital gain will be long-term or short-term depending on how long you have held your shares in the Fund. Sales of shares of the Fund that you have held for twelve months or less will be a short-term capital gain or loss and if held for more than twelve months will constitute a long-term capital gain or loss. Any loss realized by a shareholder on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of tax-exempt interest dividends, if any, received by the shareholder with respect to such shares.

Returns of Capital. If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable to the extent of each shareholder’s basis in the Fund’s shares, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. If the return of capital distribution exceeds a shareholder’s cost basis, the excess amount will be capital gain, assuming you held your shares as a capital asset, and will be long-term or short-term capital gain depending on how long you have held your Fund shares.

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Medicare Contribution Tax. U.S. individuals with income exceeding $200,000 ($250,000, if married and filing jointly and $125,000 if married and filing separately) will be subject to a 3.8% Medicare contribution tax on net investment income including interest (excluding tax-exempt interest), dividends, and capital gains. If applicable, the tax will be imposed on the lesser of the individual’s (i) net investment income or (ii) the excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly and $125,000 if married and filing separately).

IRAs and Other Tax-Qualified Plans. One major exception to these tax principles is that a distribution on or the sale or exchange of shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless the shares were acquired with borrowed funds.

Backup Withholding. The Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 24%.

State and Local Income Taxes. This Prospectus does not discuss the state and local tax consequences of an investment in the Fund. You are urged and advised to consult your own tax adviser concerning state and local taxes, which may have different consequences from those of the federal income tax laws.

Non-U.S. Shareholders. Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in the Fund. The Fund is required to withhold 30% tax on certain payments made to foreign entities that do not qualify for reduced withholding rates under a treaty and do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act. This Prospectus does not discuss the U.S. or foreign country tax consequences of an investment by a non-U.S. shareholder in the Fund. Non-U.S. shareholders are urged and advised to consult their own tax advisers as to the U.S. and foreign country tax consequences of an investment in the Fund.

Basis Reporting and Holding Periods. A shareholder is responsible for tracking the tax basis and holding periods of the shareholder’s shares in the Fund for federal income tax purposes. However, RICs, such as the Fund, must report cost basis information to you and the Internal Revenue Service when a shareholder sells or exchanges shares that are not in a tax-deferred retirement account. The Fund will permit shareholders to elect from among several IRS accepted cost basis methods.

Statements and Notices. You will receive an annual statement outlining the tax status of your distributions. You may also receive written notices of certain foreign taxes and distributions paid by the Fund during the prior taxable year.

This section is only a summary of some of the important U.S. federal income tax considerations of taxable U.S. shareholders that may affect your investment in the Fund. This summary is provided for general information purposes only and should not be considered as tax advice and may not be relied on by a prospective investor. This general summary does not apply to non-U.S. shareholders or tax-exempt shareholders, and does not address state, local or foreign taxes. More information regarding these considerations is included in the Fund’s SAI. All prospective investors and shareholders are urged and advised to consult their own tax adviser regarding the effects of an investment in the Fund on their particular tax situation.

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FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Class A, Advisor Class and Retail Class shares have not commenced operations as of the date of this Prospectus. The Fund’s fiscal year runs from October 1 to September 30. Certain information reflects financial results for a single Fund share. The total investment return in the table represents the rate at which an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report. The Fund’s 2023 Annual Report is incorporated by reference into the Fund’s SAI and is available upon request by calling (866) 640-5704 or visiting the website at www.sirioslp.com.

	Institutional Class
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Per Share Operating Performance
Net asset value, beginning of year	$10.20	$11.76	$10.06	$10.66	$10.68
Net investment income/(loss)[1]	0.05	(0.06)	(0.07)	(0.07)	(0.02)
Net realized and unrealized gain/(loss) on investments	1.19	(0.94)	1.87	(0.47)	0.27
Total from investment operations	1.24	(1.00)	1.80	(0.54)	0.25
Dividends and distributions to shareholders from:
Net investment income	(0.28)	-	-	(0.06)	(0.01)
Net realized capital gains	-	(0.56)	(0.10)	-	(0.26)
Total dividends and distributions to shareholders	(0.28)	(0.56)	(0.10)	(0.06)	(0.27)
Net asset value, end of year	$11.16	$10.20	$11.76	$10.06	$10.66
Total investment return[2]	12.26%	(9.10)%	17.93%	(5.13)%	2.74%

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$30,501	$27,192	$29,894	$25,486	$26,945
Ratio of expenses to average net assets	1.66%[3]	1.62%[3]	1.69%[3]	1.60%	2.21%[3]
Ratio of expenses to average net assets without waivers and reimbursements[4]	2.46%	2.43%	2.49%	2.49%	3.33%
Ratio of net investment income/(loss) to average net assets	0.45%	(0.57)%	(0.62)%	(0.66)%	(0.22)%
Portfolio turnover rate	79%	108%	127%	153%	134%

[1]	The selected per share data was calculated using the average shares outstanding method for the year.
[2]	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
[3]	Ratio of expenses to average net assets with waivers and expense reimbursement, excluding short-sale dividend expense, was 1.60% for the years ended September 30, 2023, 2022, 2021 and 2019, respectively.
[4]	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated.

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SIRIOS LONG/SHORT FUND

a series of

FundVantage Trust

(866) 640-5704

For More Information

For additional information about the Fund, the following documents are available free upon request:

Annual and Semi-Annual Reports

The Fund’s annual and semi-annual reports contain more information about the Fund’s investment and performance including information on the Fund’s portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the Fund and its policies. The information in the SAI, as supplemented from time to time, is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is part of this Prospectus.

These documents will be available free of charge on the Fund’s website at www.sirioslp.com. You can also get a free copy of these documents and other information, or ask us any questions, including information on how to purchase or redeem Fund shares, by calling us at (866) 640-5704 or writing to:

Sirios Long/Short Fund FundVantage Trust c/o BNY Mellon Investment Servicing P.O. Box 534445 Pittsburgh, PA 15253-4445

If you buy your shares through a financial intermediary, you should contact that financial intermediary directly for this information. You can also find information online at www.sirioslp.com.

Reports and information about the Fund (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The investment company registration number is 811-22027.	STSLS-0224